1933 Act File No. 333-7008
                                                      1940 Act File No. 811-8227


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933.....       X

Pre-Effective Amendment No.  2   ...........................       X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

Amendment No.___8__ ........................................      __X_

                              DEUTSCHE FUNDS, INC.

               (Exact name of Registrant as Specified in Charter)

            5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                  Victor R. Siclari, Federated Investors Tower,
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

     immediately upon filing pursuant to paragraph (b) _X on September 1, 1998 pursuant to paragraph (b)(1)(v) __ 60 days after filing pursuant to paragraph
(a) (i) __ on ___________________pursuant to paragraph (a) (i) __ 75 days after filing pursuant to paragraph (a)(ii)
    on pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Copies To:

John T. Bostelman, Esquire
Sullivan & Cromwell
125 Broad Street
New York, New York 10004

                              CROSS-REFERENCE SHEET


      This Amendment to the Registration Statement of Deutsche Funds, Inc., which is comprised of eleven funds, relates only to Deutsche Top 50 Europe, Deutsche Top 50 US, Deutsche European Mid-Cap Fund, Deutsche German Equity Fund and Deutsche European Bond Fund, and is comprised of the following:

PART A.    INFORMATION REQUIRED IN A PROSPECTUS.

                                          Prospectus Heading
                                          (Rule 404(c) Cross Reference)

Item 1.     Cover Page....................      Cover Page
Item 2.     Synopsis......................      Expense Summary
Item 3.     Condensed Financial
            Information                         Financial Highlights
Item 4.     General Description of
            Registrant....................      Investment Objectives Policies
                                                and Restrictions; Investing in
                                                the Funds
Item 5.     Management of the Fund              Management of the Corporation
                                                and the Portfolio Trust;
                                                Expense Summary
Item 6.     Capital Stock and Other
            Securities                          Investing in the Funds
Item 7.     Purchase of Securities Being
            Offered.......................      Purchase of Shares; Special
                                                Purchase Features
Item 8.     Redemption or Repurchase......      Redemption of Shares; Exchange
                                                Privileges; Special Redemption
                                                Features; Contingent
                                                Deferred Sales Charge
Item 9.     Pending Legal Proceedings.....      Not applicable

7

PART B.    INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

                                          (Note: Major Headings Only)

Item 10.    Cover Page....................      Cover Page
Item 11.    Table of Contents                   Table of Contents
Item 12.    General Information and
            History                             Not Applicable
Item 13.    Investment Objectives and
            Policies......................      Investment Objectives and
                                                Policies; Investment
                                                Restrictions
Item 14.    Management of the Fund........      Directors, Trustees and
                                                Officers; Manager;
                                                Administrator; Off-Shore Agent,
                                                Service Agent; Distributor
Item 15.    Control Persons and Principal
            Holders of Securities.........      Directors, Trustees and Officers
Item 16.    Investment Advisory and Other
            Services......................      Adviser; Administrator; Off-
                                                Shore Agent; Distributor;
                                                Servicing Agent
Item 17.    Brokerage Allocation..........      Portfolio Transactions
Item 18.    Capital Stock and Other
            Securities                          Description of Shares
Item 19.    Purchase, Redemption and
            Pricing of Securities
            Being Offered.................      Purchase of Shares; Redemption
                                                of Shares; Net Asset Value;
                                                Redemption in Kind
Item 20.    Tax Status....................      Federal Taxes
Item 21.    Underwriters..................      Administrator; Distributor;
                                                Purchase of Shares
Item 22.    Calculation of Performance
            Data                                Computation of Performance
Item 23.    Financial Statements                Filed in Part B







DEUTSCHE TOP 50 EUROPE
DEUTSCHE EUROPEAN MID-CAP FUND
DEUTSCHE GERMAN EQUITY FUND
DEUTSCHE EUROPEAN BOND FUND
   (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES)

5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7010

FOR INFORMATION CALL TOLL-FREE 888-4-DEUTSCHE (888-433-8872)

This prospectus relates to the Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), Deutsche German Equity Fund ("German Equity Fund") (collectively, the "Equity Funds") and Deutsche European Bond Fund ("European Bond Fund"). The Equity Funds and the European Bond Fund are referred to herein individually, as a "Fund" and collectively, as the "Funds." Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation) (together with the Funds, the "Deutsche Funds"). The investment objective of Top 50 Europe, European Mid-Cap Fund and German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the European Bond Fund is to achieve steady, high income.
UNLIKE OTHER MUTUAL FUNDS WHICH
DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END MANAGEMENT INVESTMENT COMPANY (EACH, A "PORTFOLIO" AND COLLECTIVELY, THE "PORTFOLIOS"). EACH PORTFOLIO IS A SERIES OF THE DEUTSCHE PORTFOLIOS (THE "PORTFOLIO TRUST") AND HAS THE SAME INVESTMENT OBJECTIVE AS ITS CORRESPONDING FUND. EACH FUND INVESTS IN ITS CORRESPONDING PORTFOLIO THROUGH THE HUB AND SPOKE(R) MASTER-FEEDER INVESTMENT FUND STRUCTURE. "HUB AND SPOKE" IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC.

Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution. This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a combined Statement of Additional Information dated September 1, 1998. This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company, or by calling toll-free

888-4-DEUTSCHE.    INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF,
OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES, CLASS B SHARES OR CLASS C SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS DATED SEPTEMBER 1, 1998

                                TABLE OF CONTENTS


TO BE ADDED

                                  EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses of Class A Shares, Class B Shares, and Class C Shares of each Fund and the allocable operating expenses of its corresponding Portfolio. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."


                        SHAREHOLDER TRANSACTION EXPENSES

                                                                EUROPEAN
                                                  EQUITY FUNDS  BOND FUND         ALL FUNDS
                                                  CLASS A       CLASS A      CLASS B    CLASS C
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)               5.50%          4.50%         None      None
Maximum Sales Charge Imposed on Reinvested Dividends
(as a percentage of offering price)               None           None          None      None
Contingent Deferred Sales Charge
(as a percentage of original purchase price or redemption
  proceeds, as applicable)                        0.00%(1)       0.00%(1)      5.00%(2)  1.00%(3)
Redemption Fees
 (as a percentage of amount
     redeemed, if applicable)                     None           None          None      None
Exchange Fees                                     None           None          None      None



 (1) Class A Shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."

(2)   In the first year declining to 1.00% in the sixth year and 0% thereafter.

(3)The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within one year of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."


                                  EXPENSE TABLE
             ANNUAL OPERATING EXPENSES (AFTER EXPENSE REIMBURSEMENT)
                (As a percentage of projected average net assets)

                                      TOP 50     EQUITY FUNDS                              EUROPEAN
                                      EUROPE     (EXCEPT TOP 50 EUROPE)                   BOND FUND
                                      CLASS A   CLASS B, C     CLASS A   CLASS B,C   CLASS A   CLASS B,C
Advisory Fees                         1.00%     1.00%          0.85%     0.85%       0.75%     0.75%
12b-1 Fees
  Service                             0.25%     0.25%          0.25%     0.25%       0.25%     0.25%
  Distribution                        0.00%     0.75%          0.00%     0.75%       0.00%     0.75%
Other Expenses (after expense
      reimbursement)                  0.35%     0.35%          0.50%     0.50%       0.30%     0.30%
  Total Operating Expenses
      (after expense reimbursement)   1.60%     2.35%          1.60%     2.35%       1.30%     2.05%




EXAMPLE
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

              TOP 50                          EQUITY FUNDS                   EUROPEAN
              EUROPE                    (EXCEPT TOP 50 EUROPE)               BOND FUND
          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C

1 Year    $70         $73        $24      $70        $73     $25         $58     $70       $21
3 Year    $103       $103        $73      $103      $103     $73         $84     $94       $64

You would pay the following expenses on the same investment assuming no redemption:

1 Year    $70        $24        $24       $70        $25     $25         $58     $24       $21
3 Year    $103       $73        $73       $103       $73     $73         $84     $73       $64


The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's first fiscal year and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent, and Custodian (as each are defined herein), (ii) amortization of organizational expenses, and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse each Fund through at least August 31, 1998 to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Assuming no reimbursement of expenses, estimated "Other Expenses" for the first fiscal year of Top 50 Europe, European Mid-Cap Fund, German Equity Fund and European Bond Fund would be 0.96%, 0.98%, 0.96 and 0.95%, respectively, and "Total Operating Expenses" would be 2.21%, 2.08%, 2.06% and 1.95% respectively, of the Fund's average daily net assets attributed to Class A Shares, and 2.96%, 2.83%, 2.81% and 2.70%, respectively, of the Fund's average daily net assets attributed to Class B Shares and Class C Shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each Class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.


                              FINANCIAL HIGHLIGHTS

Unaudited financial highlights for Class A shares of the Funds for the period from commencement of operations through February 28, 1998, are incorporated herein by reference to the Semi-Annual Report and supplement to the Prospectus dated September 1, 1998, which accompanies this Prospectus. Class B shares did not have any operations through February 28, 1998. Class C Shares were not offered until September 1, 1998.

41


                                    THE FUNDS

Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Deutsche Funds, Inc., a Maryland corporation incorporated on May 22, 1997 (see "Organization").

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The Top 50 Europe invests all of its investable assets in the Top 50 Europe Portfolio (US Dollar); the European Mid-Cap Fund invests all of its investable assets in the Provesta Portfolio (US Dollar); the German Equity Fund invests all of its investable assets in the Investa Portfolio (US Dollar); and the European Bond Fund invests all of its investable assets in the European Bond Portfolio (US Dollar). The Top 50 Europe Portfolio (US Dollar), Provesta Portfolio (US Dollar) and Investa Portfolio (US Dollar) are referred to herein individually, as an "Equity Portfolio" and collectively, as the "Equity Portfolios." The Equity Portfolios and the European Bond Portfolio are referred to herein individually, as a "Portfolio" and collectively, as the "Portfolios." Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").

Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."

Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios (the "Adviser"). DFM and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.


                         INVESTMENT OBJECTIVE, POLICIES

                                AND RESTRICTIONS

Each Fund seeks to achieve its investment objective by investing all its investable assets in a corresponding Portfolio, an open-end management company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios. No Fund represents a complete investment program, nor is each Fund suitable for all investors.

EQUITY FUNDS
The investment objective of Top 50 Europe, European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.

The Top 50 Europe Portfolio (US Dollar) pursues its (and the Top 50 Europe's) investment objective by investing at least 65% of its total assets in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the Convention on the European Economic Area ("CEEA"), Switzerland, Slovakia, Czech Republic, and Hungary.

The Top 50 Europe Portfolio invests primarily in European companies with above-average potential for capital gain. The Adviser places strong emphasis on companies that have clear strategic goals, that concentrate on their core businesses, and whose management gives appropriate consideration to return on investment.

The Provesta Portfolio (US Dollar)("Provesta Portfolio") pursues its (and the European Mid-Cap Fund's) investment objective by investing primarily in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the CEEA, Switzerland, Slovakia, Czech Republic, and Hungary.

The Provesta Portfolio seeks investment in companies which the Adviser believes may grow at a higher rate than the average of other European companies. These anticipated higher growth rates may cause the performance of the Fund to be more volatile than that of other equity funds, and therefore, investors should consider an investment in the European Mid-Cap Fund to be subject to more risk and greater volatility. See "Risk Factors."

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion.

The Investa Portfolio (US Dollar)("Investa Portfolio") pursues its (and the German Equity Fund's) investment objective by investing primarily in the equity securities of German companies.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by German issuers. In pursuing the Portfolio's objective, the Adviser will emphasize German companies that have some or all of the following attributes: high market capitalization, large number of publicly held shares, high trading volume, high liquidity, financial stability, or a widely known name or product/service.

FIXED INCOME SECURITIES
Each Equity Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. The Provesta Portfolio's, Investa Portfolio's and Top 50 Europe Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of such Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities. For the quality criteria of the fixed income securities in which the Equity Portfolios may invest, see "Quality of Fixed Income Securities" below.

EUROPEAN BOND FUND
The investment objective of the European Bond Fund is to achieve steady, high income.

The European Bond Portfolio (US Dollar)("European Bond Portfolio") pursues its (and the European Bond Fund's) investment objective by investing primarily in the fixed income securities of European issuers.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in bonds issued by European issuers.

The European Bond Portfolio's investment in equity securities will not exceed 25% of the Portfolio's net assets. For purposes of the foregoing investment policies, the term "bonds" includes all fixed-income securities.

ALL FUNDS
LISTED SECURITIES
Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this prospectus Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a member state of the European Union ("Member State") or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

UNLISTED SECURITIES AND NOTES
Up to a total of 10% of the net assets of each Portfolio may be invested in:

   (a)securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;
   (b)interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:
   n the Federal Republic of Germany, a special purpose fund of the Federal Republic of Germany, a state of the Federal Republic of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an "OECD Member"),
   n another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),
   n other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,
   n other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or n companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.
Investments in Notes are subject to the Top 50 Europe Portfolio's, Provesta Portfolio's and Investa Portfolio's overall 20% limitation on fixed income securities. See "Equity Funds" above.

The current Member States and the states party to the CEEA and OECD Members are listed in Appendix A.

QUALITY OF FIXED INCOME SECURITIES
The fixed income securities in which each Portfolio may invest will be rated on the date of investment, within the four highest ratings of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB or, if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. Fixed income securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See Appendix B to the Statement of Additional Information for a description of these ratings.

BANK DEPOSITS AND MONEY MARKET INSTRUMENTS
Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("FRG"), the states of the FRG, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. Certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

OPTIONS TRANSACTIONS ON SECURITIES
Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio's pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.

Call options on securities may be sold only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.

There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." With respect to the Provesta Portfolio and the Investa Portfolio, the strike prices of options on fixed income securities held by each Portfolio may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% investment limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above. Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

FUTURES CONTRACTS, OPTIONS ON FUTURES AND SECURITIES INDICES AND WARRANTS
Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.

For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Transactions for non-hedging purposes may be entered into only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. In addition, with respect to the Provesta Portfolio and the Investa Portfolio, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above.

     CURRENCY FORWARD CONTRACTS, OPTION RIGHTS AND WARRANTS OC CURRENCES AND CURRENCY FUTURES CONTRACTS

Each Portfolio may enter into foreign currency transactions to hedge currency risks associated with the assets of each Portfolio denominated or principally traded in foreign currencies. The Provesta Portfolio and the Investa Portfolio, however, do not presently intend to engage in such hedging activity but reserve the ability to do so under circumstances in which the Adviser believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the U.S. dollar. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also enter into foreign currency transactions to hedge against currencies other than the U.S. dollar.

A Portfolio may purchase or sell foreign currency contracts for forward delivery, purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

The Top 50 Europe Portfolio does not currently intend to engage in foreign currency transactions as an investment strategy. However, the Top 50 Europe Portfolio may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

SECURITIES LOANS
Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 331/3% of a Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of the net assets of the Portfolio.

BORROWING
Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of the Portfolio's total assets, at the time of such borrowing.

WARRANTS
Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement incash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise priceset forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

CONVERTIBLE SECURITIES
The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

SHORT-TERM TRADING
Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

INVESTMENT RESTRICTIONS
The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

  FUNDAMENTAL INVESTMENT RESTRICTIONS
  Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

  Top 50 Europe Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in European countries. At least 65% of the Provesta Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Investa Portfolio's total assets are invested in equity securities issued by German companies. At least 65% of the European Bond Portfolio's total assets are invested in bonds issued by European issuers.

  No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
  Each Portfolio generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.

  For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.


                                  RISK FACTORS

EQUITY INVESTMENTS
Because the assets of each Equity Portfolio are invested primarily in equity securities, the Equity Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

With respect to the Provesta Portfolio, investing in equity securities of mid-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Portfolio are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of mid-sized companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, investments in the Portfolio may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

FIXED INCOME SECURITIES
The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

FOREIGN INVESTMENTS
Each Portfolio invests in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Provesta Portfolio and Investa Portfolio do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more vulnerable to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.

EMERGING MARKETS (TOP 50 EUROPE PORTFOLIO AND PROVESTA PORTFOLIO ONLY) Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

FUTURES, OPTIONS AND WARRANTS
Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures and Option Contracts" in the Statement of Additional Information.

LOCAL SECURITIES MARKETS
THE GERMAN SECURITIES MARKETS
Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 78% of the total volume in 1997.

Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was -6.39% in 1992, 44.56% in 1993, -5.83% in 1994,
4.75% in 1995, 22.14% in 1996, and 40.83% in 1997.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1997 represented 28.7% of total trading volume on the German stock exchanges: Deutsche Bank AG with DM 254.7 billion, Daimler Benz AG with DM
233.7 billion, Siemens AG with DM 224.7 billion, Volkswagen AG with DM 192.3 billion, and Bayer AG with DM 145.1 billion.

GEOGRAPHIC INVESTMENT EMPHASIS
From time to time, due to investment opportunities perceived by the Manager to be attractive, a Portfolio or a Fund may invest a relatively larger portion of its assets in the issuers of securities domiciled, or principally traded, in one or more individual countries. In the event that such geographic investment emphasis occurs, the relevant Portfolio or Fund could be subject to greater risk due to unanticipated, and negative, economic events and/or market action in such country or countries. Since inception the European Mid-Cap Portfolio has had more than a majority of its assets, and the Top 50 Europe Portfolio has had a substantial portion of its assets, invested in German securities. This overweighting may be continued, or be changed, by the Manager in the future based on its perceptions of market opportunities.


                          MANAGEMENT OF THE CORPORATION

                             AND THE PORTFOLIO TRUST

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as Adviser for each Portfolio.

MANAGER
The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.

DFM is a wholly-owned subsidiary of Deutsche Funds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $582 billion and 76,100 employees as of year-end 1997, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG's creditworthiness ranks it among the most highly rated financial institutions in the world. For example, Deutsche Bank AG has been rated AAA by Standard & Poor's, New York. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.

DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, Singapore, France and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 150 mutual funds outside the United States, having aggregate assets under management of more than the equivalent of $67.5 billion as of December 31, 1997. DFH and its subsidiaries employ approximately 560 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of December 1997. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment group of Deutsche Bank."

DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio.
See "Manager" in the Statement of Additional Information.

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from such Portfolio, which is computed daily and paid monthly, equal to 1.00% (Top 50 Europe Portfolio), 0.85% (Provesta Portfolio and Investa Portfolio) or 0.75% (European Bond Portfolio) of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."

ADVISER
Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and DWS International Portfolio Management GmbH, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75% of the average daily net assets of the Top 50 Europe Portfolio, 0.60% of the average daily net assets of each of the Provesta Portfolio and the Investa Portfolio and 0.50% of the average daily net assets of the European Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

HISTORICAL PERFORMANCE OF CORRESPONDING DWS FUNDS
Provesta and Investa are German-registered mutual funds and are referred to herein as the "DWS Funds." Each of their investment policies and restrictions are the same as those of the corresponding Provesta and Investa Portfolios except as noted below. The Provesta Portfolio and Investa Portfolio (and therefore indirectly the corresponding European Mid-Cap Fund and German Equity
Fund) are designed to produce investment results substantially the same as the DWS Funds, Provesta and Investa, respectively. The Provesta Portfolio and Investa Portfolio seek to accomplish this by duplicating to the extent practical the portfolio holdings and transactions of Provesta and Investa. The Adviser manages the investment operations of each Portfolio with a portfolio manager and a staff of investment professionals that is composed of the same persons as those that manage and have full discretionary authority over the selection of investments for the corresponding DWS Fund.

The European Mid-Cap Fund and its corresponding Provesta Portfolio and the German Equity Fund and its corresponding Investa Portfolio commenced operations in 1997 and have no prior operating or performance history.

Information about the performance of the two corresponding DWS Funds--Provesta (corresponding to European Mid-Cap Fund) and Investa (corresponding to German Equity Fund) is set forth below. Although each Equity Fund and its corresponding Portfolio have the same investment objectives, policies, and restrictions as their corresponding DWS Fund, and each Portfolio has the same staff of investment professionals and the same portfolio manager as its corresponding DWS Fund, the DWS Funds are separate funds and you should not assume that a Fund offered by this Prospectus will have the same future performance as its corresponding DWS Fund. The DWS Funds operate under the German regulatory and tax framework and the Portfolios operate under the U.S. regulatory and tax framework (each with differing diversification requirements, specific tax restrictions and investment limitations). Since the historical performance of the DWS Funds would not have been materially affected by the differences in the regulation of investment companies under U.S. federal securities and tax laws and regulations, the differences in regulation are not expected to result in any material differences in performance (net of fees) between the DWS Funds and their corresponding Portfolios going forward. Investors should note that the past performance of the DWS Funds is not predictive of the future performance of the European Mid-Cap Fund or the German Equity Fund or their corresponding Portfolios.

The following tables show the average annualized total return for the Provesta and Investa Funds for the one-, three-, five- and ten-year periods ended March 31, 1998 and of securities indices believed by the Adviser to be suitable for performance comparisons with the Provesta Portfolio, Investa Portfolio and the DWS Funds. These figures, which are unaudited, are based on the actual gross investment performance of the DWS Funds with the adjustments indicated below. These figures were not adjusted to reflect the expense ratios of the Funds (described in the expense table under "Expenses") which are higher than the actual expenses of the DWS Funds (which bear a combined fund management and expense fee of 0.50% per annum of net assets). Any such adjustment would reduce the performance shown below.

                                   PROVESTA(1)
                    (CORRESPONDING TO THE PROVESTA PORTFOLIO
                           AND EUROPEAN MID-CAP FUND)

Average Annual Return for the Periods Ended March 31, 1998

      HISTORICAL PERFORMANCE
          IN U.S. DOLLARSCDAX INDEXMSCI EUROPE
       WITHOUT  WITH(IN U.S. DOLLARS,     (IN PSN,
    SALES LOAD(2)SALES LOAD(3)ANNUALIZED)(4)    ANNUALIZED)(5)
One Year 29.36%   22.25%   29.46%    42.44%
Three Years      21.68%   19.41%     20.68%     27.83%
Five Years21.31% 19.95%   18.26%     22.63%
Ten Years15.98%  15.33%   13.84%     16.16%

     (1) Net Assets as of 3/31/98 were DM 1,920 million ($1,047 million). Provesta commenced investment operations in November 1985.

     (2)The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."

     (3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.

(4)The DAX Composite Index ("CDAX") is a total rate of return index of all domestic stocks traded on the Frankfurt Stock Exchange. It is a broad-based index consisting of 16 industry groups. "CDAX" is a registered trademark of Deutsche Borse AG.

(5)The Morgan Stanley Capital Market Europe Index ("MSCI Europe") is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of 13 European countries.

                                   INVESTA(1)
                     (CORRESPONDING TO THE INVESTA PORTFOLIO
                             AND GERMAN EQUITY FUND)

Average Annual Return for the Periods Ended March 31,1998

      HISTORICAL PERFORMANCE
          IN U.S. DOLLARSDAX INDEXMSCI GERMANY
         WITHOUT  WITH(IN U.S. DOLLARS,   (IN U.S. DOLLARS,
      SALES LOAD(2)SALES LOAD(3)ANNUALIZED)(4)  ANNUALIZED)(5)
One Year 35.02%  27.59%   35.18%    21.50%
Three Years      26.14%   23.78%    25.75%      18.76%
Five Years21.31% 19.95%   21.50%    16.60%
Ten Years16.28%  15.62%   15.71%    12.92%

     (1) Assets as of 3/31/98 were DM 4,478 million ($2,441 million). Investa commenced investment operations in December 1956.

     (2)The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."

     (3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.

     (4)DAX is a total rate of return index consisting of 30 selected German stocks traded on the Frankfurt Stock Exchange. "DAX" is a registered trademark of Deutsche Borse AG.

     (5)The Morgan Stanley Capital Market Germany Index ("MSCI Germany") is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of Germany.

The above results are shown in U.S. dollars on the basis of conversion at the rate of DM values to U.S. dollars at the end of each month at the prevailing rate. The results assume all dividends and capital gain distributions have been reinvested with no sales charge.

In calculating the historical performance of the two DWS Funds shown above the first step was to calculate the historical performance according to a methodology generally acknowledged in Germany and developed by the BVI Bundesverband Deutscher Investment--Gesellschaften (Association of German Fund Companies) ("BVI"). The BVI method measures total return by comparing the net asset value per share of a fund in DM at the beginning and at the end of the relevant measurement period, assuming the reinvestment of distributions made by the fund during such period. For this purpose, the reinvestment of distributions is increased by including the corporate income tax credit that is available to shareholders of German fund companies in connection with such distributions. The BVI method does not take account of any sales load charged to an investor on the initial investment.

Second, for purposes of calculating the equivalent U.S. dollar returns from the DM returns yielded by the BVI method, DWS made the following adjustments: (1)the credit for the German corporate tax credit referred to above was subtracted from the distributions reinvested since it will not be available to shareholders of the Funds (but the effect of corporate income taxes incurred by the corresponding DWS Funds was not eliminated); and (2) the DM returns (including capital gains and income) were converted to U.S. dollars at prevailing exchange rates as of the end of each month.

These adjustments resulted in the performance indicated in the first column. The second column, "With Sales Load," made a further adjustment by reducing the performance by assuming the maximum sales load was charged to the investor on the initial investment.

Except as described below in the case of Investa, it is not expected that there will be any material differences in the securities held by the Provesta Portfolio and Investa Portfolio and their corresponding DWS Funds and thus the investment characteristics of each Portfolio, such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets and equity/non-equity mix will be substantially the same as the investment characteristics of its corresponding DWS Fund. The Investa Portfolio may not invest in securities issued by Deutsche Bank AG or its affiliated persons that are engaged in securities-related businesses, although Investa was and is permitted to invest in such securities. However, the elimination of Deutsche Bank AG securities from Investa's portfolio during the periods shown in the table above would not have materially affected Investa's performance. Consequently, there is no regulatory or tax difference between either of the two Portfolios and its corresponding DWS Fund that would be expected to have material effect on the investment performance of the Portfolio as compared to its corresponding DWS Fund.

PORTFOLIO MANAGEMENT
Klaus Martini and Elisabeth Weisenhorn are co-senior portfolio managers for the Top 50 Europe Portfolio. Mr. Martini joined the DWS Group in 1984, where he has managed European stock funds since 1988. Mr Martini also serves as senior portfolio manager for Top 50 Europa, a German registered mutual fund with the same investment objective, policies, and restrictions as the Top 50 Europe Portfolio. He is Senior Investment Officer, head of the European equity team, supervising funds holding assets under management of DM 5.1 billion ($2.8 billion) as of January 30, 1998. Ms. Weisenhorn also serves as the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio. Ms. Weisenhorn also serves as portfolio manager for Investa and Provesta, the Portfolios' corresponding DWS Funds. She has held this position since 1991. Ms. Weisenhorn has 13 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 13.9 billion ($7.7 billion) as of January 30, 1998. Mr. Martini and Ms. Weisenhorn are based at DWS Group's office in Frankfurt, Germany.

Heinz-Wilhelm Fesser is senior portfolio manager for the European Bond Portfolio. Mr. Fesser also serves as the senior portfolio manager for the Global Bond Portfolio, an additional series of the Portfolio Trust. Mr. Fesser joined the DWS Group in 1987, where he has been engaged in the management of global fixed income funds. He is Senior Investment Officer, head of the global fixed-income team, supervising funds holding assets under management of DM 23.2 billion ($12.9 billion) as of January 30, 1998.

ADMINISTRATOR
Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi)prepares and distributes materials to the Directors of the Corporation, (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $500 million and 0.05% of the average daily net assets of each Fund greater than $500 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.

OPERATIONS AGENT
Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolios. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust, (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent and the Administrator.

ADMINISTRATIVE AGENT
Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which may be paid monthly, at the annual rate of $5,000.

DISTRIBUTOR
Edgewood serves as principal distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors and an affiliate of Federated Services Company.

   Securities laws may require certain Financial Intermediaries (as defined below) such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares and Class C Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares, Class B Shares and Class C Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares and Class C Shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries ("Financial Intermediaries"), and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to Financial Intermediaries, the schedules of such fees and the basis upon which such fees will be paid.

DFM may pay Financial Intermediaries a shareholder services fee of up to 0.25% of the amount invested in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the series of the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the Financial Intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to Financial Intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT
Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

EXPENSES
In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.

   DFM has agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60%, 1.30%, 2.35%, 2.05%, 2.35% and 2.05% of the average annual net assets of Class A Shares of the Equity Funds and Class A Shares of the European Bond Fund, the Class B Shares of the Equity Funds and Class B Shares of the European Bond Fund, and the Class C Shares of the Equity Funds and Class C Shares of the European Bond Fund, respectively. There is no assurance that DFM will continue this reimbursement beyond the specified period.

   EXPENSES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
Holders of Class A Shares, Class B Shares and Class C Shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares, Class B Shares and Class C Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares, Class B Shares and Class C Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares, Class B Shares and Class C Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares, Class B Shares and Class C Shares; registration fees paid to the Securities and Exchange Commission and to state securities commissions as attributable to holders of Class A Shares, Class B Shares and Class C Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares, Class B Shares and Class C Shares; legal fees relating solely to Class A Shares, Class B Shares or Class C Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares, Class B Shares or Class C Shares.

PORTFOLIO BROKERAGE
The estimated annual portfolio turnover rate for the Top 50 Europe Portfolio, Provesta Portfolio, Investa Portfolio, and European Bond Portfolio is generally not expected to exceed 80%, 180%, 80% and 350%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.

In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the primary brokers used by the Portfolios, Deutsche Bank AG receives brokerage commissions from each Portfolio.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio. From commencement of operations through February 28, 1998, the Top 50 Europe Portfolio, Provesta Portfolio, and Investa Portfolio paid the following aggregate brokerage commissions, respectively: $16,435, $8,896, and $6,978. No brokerage commissions were paid by the European Bond Portfolio.


                             INVESTING IN THE FUNDS

Each Fund offers investors three classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

CLASS A SHARES
An investor who purchases Class A Shares of a Fund pays a maximum sales charge of 5.50% for the Equity Funds and 4.50% for the European Bond Fund at the time of purchase. As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares--Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for when shares that were purchased without a sales charge are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A Shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." Certain purchases of Class A Shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A Shares have no conversion feature.

CLASS B SHARES
Class B Shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:
               CONTINGENT
YEAR OF REDEMPTIONDEFERRED
AFTER PURCHASESALES CHARGE
First                    5.00%
Second                   4.00%
Third                    3.00%
Fourth                   3.00%
Fifth                    2.00%
Sixth                    1.00%
Seventh and thereafter   0.00%

   CLASS C SHARES
Class C Shares are sold without an initial sales charge, but a contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase.

OTHER SHARE DIFFERENCES
Class B Shares and Class C Shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A Shares do not bear such a fee. Class A Shares, Class B Shares and Class C Shares will bear shareholder services fees. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B Shares and Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion in the case of Class B Shares) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

                               PURCHASE OF SHARES

Shares of each Fund are sold on days on which the New York Stock Exchange is open. Shares of a Fund may be purchased as described below, either through a Financial Intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (Financial Intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions).

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

INVESTING IN CLASS A SHARES
Class A Shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:


                                                  EQUITY FUND

                                          SALES CHARGE             DEALER
                                       AS A PERCENTAGE OF       CONCESSION AS


                                                     NET        A PERCENTAGE OF
                                        OFFERING     AMOUNT     PUBLIC OFFERING
AMOUNT OF TRANSACTION                   PRICE        INVESTED   PRICE

Less than $50,000                       5.50%      5.82%        5.00%
$50,000 but less than $100,000          4.50%      4.71%        3.75%

$100,000 but less than $250,000         3.50%       3.63%         2.75%
$250,000 but less than $500,000         2.50%       2.56%         2.00%

$500,000 but less than $1 million       2.00%       2.04%         1.75%
$1 million but less than $2 million     None        None          1.00%*

$2 million but less than $5 million     None        None          0.80%*
$5 million but less than $50 million    None        None          0.50%*

$50 million but less than $100 million  None        None          0.25%*
$100 million or more                    None        None          0.15%*

*See "Dealer Concession" below.

                               EUROPEAN BOND FUND

                                          SALES CHARGE             DEALER
                                       AS A PERCENTAGE OF       CONCESSION AS


                                                     NET        A PERCENTAGE OF
                                        OFFERING     AMOUNT     PUBLIC OFFERING
AMOUNT OF TRANSACTION                   PRICE        INVESTED   PRICE

Less than $50,000                       4.50%         4.71%        4.00%
$50,000 but less than $100,000          4.00%         4.17%        3.50%

$100,000 but less than $250,000         3.50%         3.63%        2.75%
$250,000 but less than $500,000         2.50%         2.56%        2.00%

$500,000 but less than $1 million       2.00%         2.04%        1.75%
$1 million but less than $2 million     None          None         1.00%*

$2 million but less than $5 million     None          None         0.80%*
$5 million but less than $50 million    None          None         0.50%*

$50 million but less than $100 million  None          None         0.25%*
$100 million or more                    None          None         0.15%*

                         *See "Dealer Concession" below.

DEALER CONCESSION

The dealer concession may be changed from time to time but will remain the same for all dealers. Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. The Distributor, at its expense, may provide additional promotional incentives to dealers. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.

The sales charge for shares sold other than through registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

REDUCING OR ELIMINATING THE SALES CHARGE
The sales charge can be reduced or eliminated on the purchase of Class A Shares through:

n sales charge waiver;

n quantity discounts and accumulated purchases;

n concurrent purchases;

n signing a 13-month letter of intent;

n using the reinvestment privilege; or

n purchases with proceeds from redemptions of unaffiliated investment company shares.

SALES CHARGE WAIVER
Sales charges may be waived on Class A Shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:

1. Full-time employees of National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other Financial Intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of Financial Intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A Shares at net asset value;
2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who acts as custodian for a minor child;
3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;
4. IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;
5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;
6. Investor accounts through certain broker-dealers and other Financial Intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other Financial Intermediary, or such other accounts to which the broker-dealer or other Financial Intermediary charges an asset management fee;
7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;
8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts;"

9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States;

10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;

11.Accounts investing $100,000 or more of (1) a State or territory of the United
     States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES
Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares of an Equity Fund having a current value at the public offering price of $30,000 and the shareholder purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.

To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.

CONCURRENT PURCHASES
For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A Shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.

LETTER OF INTENT
If a shareholder intends to purchase at least $50,000 of Class A Shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE
If Class A Shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems Class A Shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED INVESTMENT COMPANIES Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by the investor's Financial Intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.

TAX TREATMENT OF REINVESTMENTS
Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

   INVESTING IN CLASS B SHARES AND CLASS C SHARES
Class B Shares and Class C Shares are sold at their net asset value next determined after an order is received. While Class B Shares and Class C Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge" a contingent deferred sales charge may be applied by the Distributor at the time Class B Shares and Class C Shares are redeemed.

CONVERSION OF CLASS B SHARES
Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B Shares acquired by exchange from Class B Shares of another Deutsche Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

PURCHASING SHARES THROUGH A FINANCIAL INTERMEDIARY
An investor may call a Financial Intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a Financial Intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other Financial Intermediaries must be received by the Financial Intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. It is the Financial Intermediary's responsibility to transmit orders promptly.

   The Financial Intermediary which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to Financial Intermediaries may be subject to reclaim by the Distributor for accounts transferred to Financial Intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

PURCHASING SHARES BY WIRE
Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307. For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

PURCHASING SHARES BY CHECK
Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).


                            SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM
Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

RETIREMENT PLANS
Fund shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Funds and consult a tax adviser.


                               EXCHANGE PRIVILEGE

CLASS A SHARES
Class A shareholders may exchange all or some of their shares for Class A Shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Class A shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A Shares.

CLASS B SHARES
Class B shareholders may exchange all or some of their shares for Class B Shares of the Deutsche Funds. Contact your Financial Intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

   CLASS C SHARES
Class C shareholders may exchange all or some of their shares for Class C Shares of the Deutsche Funds. Contact your Financial Intermediary regarding the availability of other Class C Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class C Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your Financial Intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

REQUIREMENTS FOR EXCHANGE
Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a Prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

TAX CONSEQUENCES
An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

MAKING AN EXCHANGE
Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other Financial Intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or Financial Intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

TELEPHONE INSTRUCTIONS
Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.

Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. This privilege may be modified or terminated at any time.


                              REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY
Shares of a Fund may be redeemed by calling your Financial Intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the Financial Intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other Financial Intermediaries (such as banks) must be received by the Financial Intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. The Financial Intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the Financial Intermediary for this service.

REDEEMING SHARES BY TELEPHONE
Shares may be redeemed in any amount by calling a Fund provided that Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL
Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund Name and the share Class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.


                           SPECIAL REDEMPTION FEATURES

SYSTEMATIC WITHDRAWAL PROGRAM
The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.

Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through such shareholder's Financial Intermediary. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares and Class C Shares.


                        CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

CLASS A SHARES
No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

CLASS B SHARES
Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B Shares of another Fund, at the time of purchase of the Class B Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

   CLASS C SHARES
Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those shares will be charged a contingent deferred sales charge of 1% by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class C Shares of another Fund, at the time of purchase of the Class C Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order:
(1)shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares; (3)shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Contingent Deferred Sales Charge--Elimination of Contingent Deferred Sales Charge").

ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE
The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 701/2; and (3) involuntary redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any Financial Intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other Financial Intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the transfer agent in writing that such shareholder is entitled to such elimination.


                          ACCOUNT AND SHARE INFORMATION

CERTIFICATES AND CONFIRMATIONS
As transfer agent for the Funds, Federated Shareholder Services Company maintains a Share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year for the Equity Funds and monthly confirmations are sent to report dividends paid during that month for the European Bond Fund.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share Class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually with respect to the Equity Funds and monthly with respect to the European Bond Fund. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the Internal Revenue Service ("IRS") on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.


                                 NET ASSET VALUE

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.

Each Fund computes its net asset value once daily at 4:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.


                                  ORGANIZATION

   The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; its toll-free telephone number is 888-4-DEUTSCHE.

The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.

Each share of a Fund or Class shall have equal rights with each other share of that Fund or Class with respect to the assets of the Corporation pertaining to that Fund or Class. Upon liquidation of a Fund, shareholders of each Class are entitled to share pro rata in the net assets of the Fund available for distribution to their Class.

Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the law of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

   As of June 22, 1998, the following shareholders owned 25% or more of the Funds, and therefore, may for certain purposes be deemed to control the Funds and be able to affect the outcome of certain matters presented for a vote of shareholders:

Merrill Lynch Pierce Fenner & Smith was the owner of record of 27,567 shares (65.94%) of Class A Shares, and 88,784 shares (98.46%) of Class B Shares of the Top 50 Europe Fund.

Merrill Lynch Pierce Fenner & Smith was the owner of record of 39,830 shares (70.14%) of Class A Shares, and 95,946 shares (92.42%) of Class B Shares of the European Mid-Cap Fund.

Merrill Lynch Pierce Fenner & Smith was the owner of record of 10,435 shares (72.08%) of Class A Shares, and 5,572 shares (67.38%) of Class B Shares of the German Equity Fund.

Federated Administrative Services was the owner of record of 888 shares (52.53%) of Class A Shares of the European Bond Fund, and Giuseppe Auricchio was the owner of record of 507 shares (30.01%) of Class A Shares of the European Bond Fund.

                                      TAXES

The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward), if any. Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S.
taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 28% if designated as derived from the Fund's capital gains from property held for more than one year and at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than eighteen months. Dividends and distributions paid by a Fund will not qualify for the deduction for dividends received by corporations.

While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution could be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. Individual shareholders will be subject to federal income tax on net capital gain at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

Each Fund sends to its shareholders annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.


                                   APPENDIX A

MEMBER STATES OF THE EUROPEAN UNION

     Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain, United Kingdom

ORGANIZATION FOR ECONOMIC COOPERATION AND DEVELOPMENT MEMBERS

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

STATES PARTY TO THE CONVENTION ON THE EUROPEAN ECONOMIC AREA

     Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

EXCHANGES IN EUROPEAN COUNTRIES WHICH ARE NOT MEMBER STATES OF THE EUROPEAN UNION AND NOT STATES PARTY TO THE CONVENTION ON THE EUROPEAN ECONOMIC AREA.

CZECH REPUBLIC
Prague

HUNGARY
Budapest

POLAND***
Warsaw

SLOVAKIA
Bratislavia

SWITZERLAND
Basel, Geneva, Zurich

EXCHANGES IN NON-EUROPEAN COUNTRIES**

Argentina

BUENOS AIRES

AUSTRALIA

ASX (Sydney, Hobart, Melbourne, Perth)

BRAZIL

Sao Paulo, Rio de Janiero

CANADA

Toronto, Vancouver, Montreal

CHILE

Santiago

HONG KONG

Hong Kong Stock Exchange

INDIA***

Mumbai, Calcutta, Delhi, Madras

INDONESIA

Jakarta Stock Exchange

JAPAN

Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

MALAYSIA

Kuala Lumpur

MEXICO

Mexico City

NEW ZEALAND

Wellington Christchurch/Invercargill, Auckland

PERU

Lima

PHILIPPINES

Manila

SINGAPORE

Singapore Stock Exchange

SOUTH AFRICA

Johannesburg

SOUTH KOREA

Seoul

TAIWAN***

Taipei

THAILAND

Bangkok

USA

     American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

REGULATED MARKETS IN COUNTRIES WHICH ARE NOT MEMBERS OF THE EUROPEAN UNION AND NOT CONTRACTING STATES OF THE TREATY ON THE EUROPEAN ECONOMIC AREA

JAPAN**

Over-the-Counter Market

CANADA**

Over-the-Counter Market

SOUTH KOREA**

Over-the Counter Market

** Not applicable to the Deutsche European Mid-Cap Fund.

***   Not applicable to the Deutsche German Equity Fund.

SWITZERLAND

     Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

UNITED STATES**

     NASDAQ-SYSTEM OVER-THE-COUNTER MARKET (ORGANIZED MARKETS BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.)

** Not applicable to the Deutsche European Mid-Cap Fund.

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE CORPORATION OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE CORPORATION OR THE DISTRIBUTOR TO MAKE SUCH OFFER IN SUCH JURISDICTION.








   DEUTSCHE EUROPEAN MID-CAP FUND (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES) DEUTSCHE GERMAN EQUITY FUND (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES) DEUTSCHE JAPANESE EQUITY FUND (CLASS A SHARES AND CLASS B SHARES) DEUTSCHE GLOBAL BOND FUND (CLASS A SHARES AND CLASS B SHARES) DEUTSCHE EUROPEAN BOND FUND (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES) 5800 CORPORATE DRIVE PITTSBURGH, PA 15237-7010

FOR INFORMATION CALL TOLL-FREE 888-4-DEUTSCHE(888-433-8872)

This prospectus relates to the Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), Deutsche German Equity Fund ("German Equity Fund"), Deutsche Japanese Equity Fund ("Japanese Equity Fund") (collectively, the "Equity Funds"), Deutsche Global Bond Fund ("Global Bond Fund"), and Deutsche European Bond Fund ("European Bond Fund") (collectively, the "Bond Funds"). The Equity Funds and the Bond Funds are referred to herein individually, as a "Fund" and collectively, as the "Funds." Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation") (together with the Funds, the "Deutsche Funds"). The investment objective of European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of Japanese Equity Fund is to achieve high capital appreciation. The investment objective of the Bond Funds is to achieve steady, high income.

UNLIKE OTHER MUTUAL FUNDS
WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END MANAGEMENT INVESTMENT COMPANY (EACH, A "PORTFOLIO" AND COLLECTIVELY, THE "PORTFOLIOS"). EACH PORTFOLIO IS A SERIES OF THE DEUTSCHE PORTFOLIOS (THE "PORTFOLIO TRUST") AND HAS THE SAME INVESTMENT OBJECTIVE AS ITS CORRESPONDING FUND. EACH FUND INVESTS IN ITS CORRESPONDING PORTFOLIO THROUGH THE HUB AND SPOKE(R) MASTER-FEEDER INVESTMENT FUND STRUCTURE. "HUB AND SPOKE" IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC.

Each Portfolio is managed by Deutsche Fund Management,
Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution. This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information dated September 1, 1998. This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company or by calling toll-free
888-4-DEUTSCHE.    INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF,
OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES, CLASS B SHARES OR CLASS C SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED
BY THE INVESTOR.     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS DATED SEPTEMBER 1, 1998

                                TABLE OF CONTENTS


TO BE ADDED

                                 EXPENSE SUMMARY

                                  EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses of Class A shares, Class B shares of each Fund and Class C shares of European Bond Fund, European Mid-Cap Fund and German Equity Fund and the allocable operating expenses of its corresponding Portfolio. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."



                        SHAREHOLDER TRANSACTION EXPENSES

                                                                 EQUITY AND
                                                  EQUITY FUNDS  BOND FUNDS         BOND FUNDS
                                                  CLASS A       CLASS A      CLASS B    CLASS C
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)               5.50%          4.50%         None      None
Maximum Sales Charge Imposed on Reinvested Dividends
(as a percentage of offering price)               None           None          None      None
Contingent Deferred Sales Charge
(as a percentage of original purchase price or redemption
  proceeds, as applicable)                        0.00%(1)       0.00%(1)      5.00%(2)  1.00%(3)
Redemption Fees
 (as a percentage of amount
     redeemed, if applicable)                     None           None          None      None
Exchange Fees                                     None           None          None      None


(1)Class A shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."

(2)   In the first year, declining to 1.00% in the sixth year and 0% thereafter.
(3)The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeeemed within one year of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."



                                  EXPENSE TABLE
             ANNUAL OPERATING EXPENSES (AFTER EXPENSE REIMBURSEMENT)
                (As a percentage of projected average net assets)

EQUITY FUNDS           BOND FUNDS

CLASS A                                       CLASS B,C  CLASS A   CLASS B,C
Advisory Fees                                 0.85%      0.85%     0.75%  0.75%
 12b-1 Fees                                   0.25%      0.25%     0.25%  0.25%
  Distribution                                0.00%      0.75%     0.00%  0.75%
Other Expenses (after expense reimbursement)  0.50%      0.50%     0.30%  0.30%
  Total Operating Expenses (after expense
          reimbursement)                      1.60%      2.35%     1.30%  2.05%

EXAMPLE
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:






                                      TOP 50     EQUITY FUNDS                              EUROPEAN
                                      EUROPE     (EXCEPT TOP 50 EUROPE)                   BOND FUND
                                      CLASS A   CLASS B, C     CLASS A   CLASS B,C   CLASS A   CLASS B,C
Advisory Fees                         1.00%     1.00%          0.85%     0.85%       0.75%     0.75%
12b-1 Fees
  Service                             0.25%     0.25%          0.25%     0.25%       0.25%     0.25%
  Distribution                        0.00%     0.75%          0.00%     0.75%       0.00%     0.75%
Other Expenses (after expense
      reimbursement)                  0.35%     0.35%          0.50%     0.50%       0.30%     0.30%
  Total Operating Expenses
      (after expense reimbursement)   1.60%     2.35%          1.60%     2.35%       1.30%     2.05%





                    EQUITY FUNDS                       BOND FUNDS
               CLASS A   CLASS B   CLASS C     CLASS A   CLASS B    CLASS C
1 Year          $70      $73        $25         $58       $70       $21
3 Years         $103     $103       $73         $84       $94       $64

You would pay the following expenses on the same investment assuming no redemption:

1 Year        $70        $25         $25        $58       $21       $21
3 Years       $103       $73         $73        $84       $64       $64


The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's first fiscal year and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent, and Custodian (as each are defined herein), (ii) amortization of organizational expenses, and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse each Fund through at least August 31, 1998 to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Assuming no reimbursement of expenses, estimated "Other Expenses" for the first fiscal year European Mid-Cap Fund, German Equity Fund, Japanese Equity Fund, Global Bond Fund and European Bond Fund would be 0.98%, 0.96%, 0.99%, 1.01% and 0.95%, respectively, and "Total Operating Expenses" would be 2.08%, 2.06%, 2.09%, 2.01% and 1.95%, respectively, of the Fund's average daily net assets attributed to Class A shares, and 2.83%, 2.81%, 2.84%, 2.76% and 2.70%, respectively, of the Fund's average daily net assets attributed to Class B shares, and 2.83%, 2.81%, and 2.70%, respectively, of European Mid-Cap Fund, German Equity Fund, and European Bond Fund average daily net assets attributed to Class C shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each Class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.


                              FINANCIAL HIGHLIGHTS

Unaudited financial highlights for Class A shares of the Funds for the period from commencement of operations through February 28, 1998, are incorporated herein by reference to the Semi-Annual Report and supplement to the Prospectus dated April 30, 1998, which accompanies this Prospectus. Class B shares did not have any operations through September 1, 1998. Class C Shares were not offered until September 1, 1998.

101


                                    THE FUNDS

Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Deutsche Funds, Inc., a Maryland corporation incorporated on May 22, 1997 (see "Organization"). The investment objective of European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of Japanese Equity Fund is to achieve high capital appreciation. The investment objective of the Bond Funds is to achieve steady, high income.

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The European Mid-Cap Fund invests all of its investable assets in the Provesta Portfolio (US Dollar); the German Equity Fund invests all of its investable assets in the Investa Portfolio (US Dollar); the Japanese Equity Fund invests all of its investable assets in the Japanese Equity Portfolio (US Dollar); the Global Bond Fund invests all of its investable assets in the Global Bond Portfolio (US Dollar); and the European Bond Fund invests all of its investable assets in the European Bond Portfolio (US Dollar). The Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar) and Japanese Equity Portfolio (US Dollar) are referred to herein individually, as an "Equity Portfolio" and collectively, as the "Equity Portfolios." The Global Bond Portfolio (US Dollar) and the European Bond Portfolio (US Dollar) are referred to herein individually, as a "Bond Portfolio" and collectively, as the "Bond Portfolios." The Equity Portfolios and the Bond Portfolios are referred to herein individually, as a "Portfolio" and collectively, as the "Portfolios." Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").

Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."

Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios (the "Adviser"). DFM and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.

                         INVESTMENT OBJECTIVE, POLICIES
                                AND RESTRICTIONS

Each Fund seeks to achieve its investment objective by investing all its investable assets in a corresponding Portfolio, an open end management company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios. No Fund represents a complete investment program, nor is each Fund suitable for all investors.

EQUITY FUNDS
The investment objective of European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income. The investment objective of Japanese Equity Fund is to achieve high capital appreciation.

THE PROVESTA PORTFOLIO (US DOLLAR)("PROVESTA PORTFOLIO") pursues its (and the European Mid-Cap Fund's) investment objective by investing primarily in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the Convention on the European Economic Area ("CEEA"), Switzerland, Slovakia, Czech Republic, and Hungary.

The Provesta Portfolio seeks investment in companies which the Adviser believes may grow at a higher rate than the average of other European companies. These anticipated higher growth rates may cause the performance of the Fund to be more volatile than that of other equity funds, and therefore, investors should consider an investment in the European Mid-Cap Fund to be subject to more risk and greater volatility. See "Risk Factors."

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion.

THE INVESTA PORTFOLIO (US DOLLAR)("INVESTA PORTFOLIO") pursues its (and the German Equity Fund's) investment objective by investing primarily in the equity securities of German companies.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by German issuers. In pursuing the Portfolio's objective, the Adviser will emphasize German companies that have some or all of the following attributes: high market capitalization, large number of publicly held shares, high trading volume, high liquidity, financial stability, or a widely known name or product/service.

THE JAPANESE EQUITY PORTFOLIO (US DOLLAR)("JAPANESE EQUITY PORTFOLIO") pursues its (and the Japanese Equity Fund's) investment objective by investing primarily in the equity securities of Japanese issuers. Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purpose of meeting such 65% minimum, up to 5% of total assets in securities that grant the right to acquire Japanese securities.

FIXED INCOME SECURITIES
Each Equity Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. The Provesta Portfolio's and Investa Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of such Portfolio's net assets. The Japanese Equity Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 30% of the Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities. For the quality criteria of the fixed income securities in which the Equity Portfolios may invest, see "Quality of Fixed Income Securities" below.

BOND FUNDS
The investment objective of the Bond Funds is to achieve steady, high income.

THE GLOBAL BOND PORTFOLIO (US DOLLAR)("GLOBAL BOND PORTFOLIO") pursues its (and the Global Bond Fund's) investment objective by investing primarily in the fixed income securities (including convertible bonds and bonds with warrants) of issuers worldwide.

Under normal circumstances, at least 65% of the Global Bond Portfolio's total assets are invested in bonds and the Portfolio will include securities of issuers organized in at least three different countries.

THE EUROPEAN BOND PORTFOLIO (US DOLLAR)("EUROPEAN BOND PORTFOLIO") pursues its (and the European Bond Fund's) investment objective by investing primarily in the fixed income securities of European issuers.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in bonds issued by European issuers.

Each Bond Portfolio's investment in equity securities will not exceed 25% of each Portfolio's net assets. For purposes of the foregoing investment policies, the term "bonds" includes all fixed-income securities.

ALL FUNDS
LISTED SECURITIES
Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this prospectus Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a member state of the European Union ("Member State") or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

UNLISTED SECURITIES AND NOTES
Up to a total of 10% of the net assets of each Portfolio may be invested in:

   (a)securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;
   (b)interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:
   n the Federal Republic of Germany, a special purpose fund of the Federal Republic of Germany, a state of the Federal Republic of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an "OECD Member"),
   n another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),
   n other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,
   n other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or n companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.
Investments in Notes are subject to the Provesta Portfolio's and Investa Portfolio's overall 20% limitation on fixed income securities and the Japanese Equity Portfolio's overall 30% limitation on fixed income securities. See "Equity Funds" above.

The current Member States and the states party to the CEEA and OECD Members are listed in Appendix A.

QUALITY OF FIXED INCOME SECURITIES
The fixed income securities in which each Portfolio may invest will be rated on the date of investment, within the four highest ratings of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB or, if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. Fixed income securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See Appendix B to the Statement of Additional Information for a description of these ratings.

BANK DEPOSITS AND MONEY MARKET INSTRUMENTS
Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("FRG"), the states of the FRG, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. Certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

OPTIONS TRANSACTIONS ON SECURITIES
Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.

Call options on securities may be sold only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.

There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." With respect to the Provesta Portfolio and the Investa Portfolio, the strike prices of options on fixed income securities held by each Portfolio may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% investment limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above. Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

FUTURES CONTRACTS, OPTIONS ON FUTURES AND SECURITIES INDICES AND WARRANTS
Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.

For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Transactions for non-hedging purposes may be entered into only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. In addition, with respect to the Provesta Portfolio and the Investa Portfolio, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above.

     CURRENCY FORWARD CONTRACTS, OPTION RIGHTS AND WARRANTS ON CURRENCIES AND CURRENCY FUTURES CONTRACTS

Each Portfolio may enter into foreign currency transactions to hedge currency risks associated with the assets of each Portfolio denominated or principally traded in foreign currencies. The Provesta Portfolio and the Investa Portfolio, however, do not presently intend to engage in such hedging activity but reserve the ability to do so under circumstances in which the Adviser believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the U.S. dollar. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also enter into foreign currency transactions to hedge against currencies other than the U.S. dollar.

A Portfolio may purchase or sell foreign currency contracts for forward delivery, purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

SECURITIES LOANS
Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 331/3% of a Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of the net assets of the Portfolio.

BORROWING
Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of the Portfolio's total assets, at the time of such borrowing.

WARRANTS
Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

CONVERTIBLE SECURITIES
The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

SHORT-TERM TRADING
Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

INVESTMENT RESTRICTIONS
The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

  FUNDAMENTAL INVESTMENT RESTRICTIONS
  Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

  At least 65% of the Provesta Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Investa Portfolio's total assets are invested in equity securities issued by German companies. At least 65% of the Japanese Equity Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 65% minimum, up to 5% of the total assets in securities that grant the right to acquire Japanese securities. At least 65% of the Global Bond Portfolio's total assets are invested in bonds and such Portfolio will include securities of issuers organized in at least three different countries. At least 65% of the European Bond Portfolio's total assets are invested in bonds issued by European issuers.

  No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
  Each Portfolio generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.

  For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.


                                  RISK FACTORS

EQUITY INVESTMENTS
Because the assets of each Equity Portfolio are invested primarily in equity securities, the Equity Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

With respect to the Provesta Portfolio, investing in equity securities of mid-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Portfolio are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of mid-sized companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, investments in the Portfolio may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

FIXED INCOME SECURITIES
The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

FOREIGN INVESTMENTS
Each Portfolio invests in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Further-more, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Provesta Portfolio and Investa Portfolio do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more exposed to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.

EMERGING MARKETS (PROVESTA PORTFOLIO AND GLOBAL BOND PORTFOLIO ONLY)
Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

FUTURES, OPTIONS AND WARRANTS
Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures and Option Contracts" in the Statement of Additional Information.

GEOGRAPHIC INVESTMENT EMPHASIS
From time to time, due to investment opportunities perceived by the Manager to be attractive, a Portfolio or a Fund may invest a relatively larger portion of its assets in the issuers of securities domiciled, or principally traded, in one or more individual countries. In the event that such geographic investment emphasis occurs, the relevant Portfolio or Fund could be subject to greater risk due to unanticipated, and negative, economic events and/or market action in such country or countries. Since inception, the European Mid-Cap Portfolio has had more than a majority of its assets, and the Top 50 Europe Portfolio has had a substantial portion of its assets, invested in German securities. This overweighting may be continued, or be changed, by the Manager in the future based on its perceptions of market opportunities.

LOCAL SECURITIES MARKETS

THE GERMAN SECURITIES MARKETS
Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 78% of the total volume in 1997.

Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was -6.39% in 1992, 44.56% in 1993, -5.83% in 1994,
4.75% in 1995, 22.14% in 1996, and 40.83% in 1997.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1997 represented 28.7% of total trading volume on the German stock exchanges: Deutsche Bank AG with DM 254.7 billion, Daimler Benz AG with DM
233.7 billion, Siemens AG with DM 224.7 billion, Volkswagen AG with DM 192.3 billion, and Bayer AG with DM 145.1 billion.

JAPANESE EQUITY SECURITIES MARKETS
Listed securities in Japan trade on three Main Japanese Exchanges (including the Tokyo Stock Exchange) and five regional stock exchanges, although the Tokyo Stock Exchange ("TSE") has generally represented over 72% of annual trade of volume. In 1997, three industrial groups (banks, electric appliances and transportation equipment) accounted for approximately 41% of the total market value of TSE stocks. Share prices of companies traded on Japanese stock exchanges reached historical peaks in 1989 and 1990. Afterwards stock prices decreased significantly, reaching their lowest levels in 1992. For example, the Nikkei index of 225 stocks fell from 38916 at year-end 1989 to a low in 1992 of 14309, a drop of 63%. The index was 19361 at the end of 1996, and 15258 at December 31, 1997. The decline in stock prices after 1989 has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

                          MANAGEMENT OF THE CORPORATION
                             AND THE PORTFOLIO TRUST

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as Adviser for each Portfolio.

MANAGER
The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.

DFM is a wholly-owned subsidiary of Deutsche Funds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $582 billion and 76,100 employees as of year-end 1997, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG's creditworthiness ranks it among the most highly rated financial institutions in the world. For example, Deutsche Bank AG has been rated AAA by Standard & Poor's, New York. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.

DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, Singapore, France and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 150 mutual funds outside the United States, having aggregate assets under management of more than the equivalent of $67.5 billion as of December 31, 1997. DFH and its subsidiaries employ approximately 560 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of December 1997. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment group of Deutsche Bank."

DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio.
See "Manager" in the Statement of Additional Information.

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Equity Portfolio, DFM receives a fee from each Equity Portfolio, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of each Equity Portfolio on an annualized basis for the Portfolio's then-current fiscal year. As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Bond Portfolio, DFM receives a fee from each Bond Portfolio, which is computed daily and paid monthly, equal to 0.75% of the average daily net assets of each Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."

ADVISER
Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and DWS International Portfolio Management GmbH, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.60% of the average daily net assets of each Equity Portfolio and 0.50% of the average daily net assets of each Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

HISTORICAL PERFORMANCE OF CORRESPONDING
DWS FUNDS
Provesta and Investa are German-registered mutual funds and are referred to herein as the "DWS Funds." Each of their investment policies and restrictions are the same as those of the corresponding Provesta and Investa Portfolios except as noted below. The Provesta and Investa Portfolios (and therefore indirectly the corresponding European Mid-Cap Fund and German Equity Fund) are designed to produce investment results substantially the same as the DWS Funds, Provesta and Investa, respectively. The Provesta and Investa Portfolios seek to accomplish this by duplicating to the extent practical the portfolio holdings and transactions of Provesta and Investa. The Adviser manages the investment operations of each Portfolio with a portfolio manager and a staff of investment professionals that is composed of the same persons as those that manage and have full discretionary authority over the selection of investments for the corresponding DWS Fund.

The European Mid-Cap Fund and its corresponding Provesta Portfolio and the German Equity Fund and its corresponding Investa Portfolio commenced operations in 1997 and have no prior operating or performance history.

Information about the performance of the two corresponding DWS Funds--Provesta (corresponding to European Mid-Cap Fund) and Investa (corresponding to German Equity Fund) is set forth below. Although each Equity Fund and its corresponding Portfolio have the same investment objectives, policies, and restrictions as their corresponding DWS Fund, and each Portfolio has the same staff of investment professionals and the same portfolio manager as its corresponding DWS Fund, the DWS Fund are separate funds and you should not assume that a Fund offered by this Prospectus will have the same future performance as its corresponding DWS Fund. The DWS Funds operate under the German regulatory and tax framework and the Portfolios operate under the U.S. regulatory and tax framework (each with differing diversification requirements, specific tax restrictions and investment limitations). Since the historical performance of the DWS Funds would not have been materially affected by the differences in the regulation of investment companies under U.S. federal securities and tax laws and regulations, the differences in regulation are not expected to result in any material differences in performance (net of fees) between the DWS Funds and their corresponding Portfolios going forward. Investors should note that the past performance of the DWS Funds is not predictive of the future performance of the European Mid-Cap Fund or the German Equity Fund or their corresponding Portfolios.

The following tables show the average annualized total return for the Provesta and Investa Funds for the one-, three-, five- and ten-year periods ended March 31, 1998 and of securities indices believed by the Adviser to be suitable for performance comparisons with the Provesta and Investa Portfolios and the DWS Funds. These figures, which are unaudited, are based on the actual gross investment performance of the DWS Funds with the adjustments indicated below. These figures were not adjusted to reflect the expense ratios of the Funds (described in the expense table under "Expenses") which are higher than the actual expenses of the DWS Funds (which bear a combined fund management and expense fee of 0.50% per annum of net assets). Any such adjustment would reduce the performance shown below.

                                   PROVESTA(1)
                  (CORRESPONDING TO THE PROVESTA PORTFOLIO AND
                             EUROPEAN MID-CAP FUND)

Average Annual Return for the Periods Ended March 31, 1998

   HISTORICAL PERFORMANCE
       IN U.S. DOLLARSCDAX INDEXMSCI EUROPE
     WITHOUT    WITH(IN U.S. DOLLARS,     (IN PSN,
  SALES LOAD(2)SALES LOAD(3)ANNUALIZED)(4)      ANNUALIZED)(5)
One Year  29.36%  22.25%  29.46%    42.44%
Three Years21.68% 19.41%  20.68%    27.83%
Five Years21.31%  19.95%  18.26%    22.63%
Ten Years 15.98%  15.33%  13.84%    16.16%

(1) Net Assets as of 3/31/98 were DM 1,920 million ($1,047 million). Provesta commenced investment operations in November 1985.

(2)The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."

(3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.

(4)The DAX Composite Index ("CDAX") is a total rate of return index of all domestic stocks traded on the Frankfurt Stock Exchange. It is a broad-based index consisting of 16 industry groups. "CDAX" is a registered trademark of Deutsche Borse AG.

(5)The Morgan Stanley Capital Market Europe Index ("MSCI Europe") is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of 13 European countries.


                                   INVESTA(1)
                   (CORRESPONDING TO THE INVESTA PORTFOLIO AND
                               GERMAN EQUITY FUND)

Average Annual Returns for the Periods Ended March 31, 1998

   HISTORICAL PERFORMANCE
       IN U.S. DOLLARS DAX INDEXMSCI GERMANY

     WITHOUT    WITH (IN U.S. DOLLARS,(IN U.S. DOLLARS,
  SALES LOAD(2)SALES LOAD(3)ANNUALIZED)(4)      ANNUALIZED)(5)

One Year  35.02%  27.59%  35.18%    21.50%
Three Years26.14% 23.78%  25.75%    18.76%
Five Years21.31%  19.95%  21.50%    16.60%
Ten Years 16.28%  15.62%  15.71%    12.92%

(1) Assets as of 3/31/98 were DM 4,478 million ($2,441 million). Investa commenced investment operations in December 1956.

(2) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."

(3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.

(4) DAX is a total rate of return index consisting of 30 selected German stocks traded on the Frankfurt Stock Exchange. "DAX" is a registered trademark of Deutsche Borse AG.

(5) The Morgan Stanley Capital Market Germany Index ("MSCI Germany") is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of Germany.

The above results are shown in U.S. dollars on the basis of conversion at the rate of DM values to U.S. dollars at the end of each month at the prevailing rate. The results assume all dividends and capital gain distributions have been reinvested with no sales charge.

In calculating the historical performance of the two DWS Funds shown above the first step was to calculate the historical performance according to a methodology generally acknowledged in Germany and developed by the BVI Bundesverband Deutscher Investment--Gesellschaften (Association of German Fund Companies) ("BVI"). The BVI method measures total return by comparing the net asset value per share of a fund in DM at the beginning and at the end of the relevant measurement period, assuming the reinvestment of distributions made by the fund during such period. For this purpose, the reinvestment of distributions is increased by including the corporate income tax credit that is available to shareholders of German fund companies in connection with such distributions. The BVI method does not take account of any sales load charged to an investor on the initial investment.

Second, for purposes of calculating the equivalent U.S. dollar returns from the DM returns yielded by the BVI method, DWS made the following adjustments: (1) the credit for the German corporate tax credit referred to above was subtracted from the distributions reinvested since it will not be available to shareholders of the Funds (but the effect of corporate income taxes incurred by the corresponding DWS Funds was not eliminated); and (2) the DM returns (including capital gains and income) were converted to U.S. dollars at prevailing exchange rates as of the end of each month.

These adjustments resulted in the performance indicated in the first column. The second column, "With Sales Load," made a further adjustment by reducing the performance by assuming the maximum sales load was charged to the investor on the initial investment.

Except as described below in the case of Investa, it is not expected that there will be any material differences in the securities held by the Provesta and Investa Portfolios and their corresponding DWS Funds and thus the investment characteristics of each Portfolio, such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets and equity/non-equity mix will be substantially the same as the investment characteristics of its corresponding DWS Fund. The Investa Portfolio may not invest in securities issued by Deutsche Bank AG or its affiliated persons that are engaged in securities-related businesses, although Investa was and is permitted to invest in such securities. However, the elimination of Deutsche Bank AG securities from Investa's portfolio during the periods shown in the table above would not have materially affected Investa's performance. Consequently, there is no regulatory or tax difference between either of the two Portfolios and its corresponding DWS Fund that would be expected to have material effect on the investment performance of the Portfolio as compared to its corresponding DWS Fund. PORTFOLIO MANAGEMENT Elisabeth Weisenhorn is the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio. Ms. Weisenhorn also serves as portfolio manager for Investa and Provesta, the Portfolios' corresponding DWS Funds. She has held this position since 1991. Ms. Weisenhorn has 13 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 13.9 billion ($7.7 billion) as of January 30, 1998. Ms. Weisenhorn is based at DWS Group's office in Frankfurt, Germany.

Hannah Cunliffe is the portfolio manager for the Japanese Equity Portfolio. Ms. Cunliffe also serves as portfolio manager of the DWS-Japan Funds, a German registered mutual fund with the same objective, policies, and restrictions as the Japanese Equity Portfolio. She has held this position since February 1994. Prior to this, she was the Asian equity market analyst for Deutsche Bank Research. Ms. Cunliffe joined the Deutsche Bank Group in 1989.

Heinz-Wilhelm Fesser is senior portfolio manager for the Global Bond Portfolio and European Bond Portfolio. Mr. Fesser joined the DWS Group in 1987, where he has been engaged in the management of global fixed income funds. He is Senior Investment Officer, head of the global fixed-income team, supervising funds holding assets under management of DM23.2 billion ($12.9 billion) as of January 30, 1998.

ADMINISTRATOR
Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation, (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $500 million and 0.05% of the average daily net assets of each Fund greater than $500 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.

OPERATIONS AGENT
Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust, (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent, and the Administrator.

ADMINISTRATIVE AGENT
Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which may be paid monthly, at the annual rate of $5,000.

DISTRIBUTOR
Edgewood serves as principal distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors and an affiliate of Federated Services Company.

   Securities laws may require certain Financial Intermediaries (as defined below) such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B Shares and 1% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion ofthe distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares and Class C Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares, Class B Shares and Class C Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of a Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares of a Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

   Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries ("Financial Intermediaries"), and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to Financial Intermediaries, the schedules of such fees and the basis upon which such fees will be paid.

DFM may pay Financial Intermediaries a shareholder services fee of up to 0.25% of the amount invested in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the Financial Intermediary should the assets leave the plan or program within 12 months after purchase.

   Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to Financial Intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT
Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

EXPENSES
In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.

   DFM has agreed that it will reimburse each Fund through at least
August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60%, 2.35%, 1.30%, 2.05%, 2.35% and 2.05% of the average annual net assets of
Class A Shares of the Equity Funds; the Class B Shares of the Equity Funds; the Class A Shares of the Bond Funds; the Class B Shares of the Bond Funds; the Class C Shares of European Mid-Cap Fund and German Equity Fund; and the Class C Shares of European Bond Fund, respectively. There is no assurance that DFM will continue this reimbursement beyond the specified period.

EXPENSES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
Holders of Class A Shares, Class B Shares and Class C Shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares, Class B Shares and Class C Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares, Class B Shares and Class C Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares, Class B Shares and Class C Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares, Class B Shares and Class C Shares; registration fees paid to the Securities and Exchange Commission and to state securities commissions as attributable to holders of Class A Shares, Class B Shares and Class C Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares, Class B Shares and Class C Shares; legal fees relating solely to Class A Shares, Class B Shares or Class C Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares, Class B Shares or Class C Shares.

PORTFOLIO BROKERAGE
The estimated annual portfolio turnover rate for the Provesta Portfolio, Investa Portfolio, Japanese Equity Portfolio, Global Bond Portfolio and European Bond Portfolio is generally not expected to exceed 180%, 80%, 150%, 350% and 350%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.

In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the primary brokers used by the Portfolios, Deutsche Bank AG receives brokerage commissions from each Portfolio.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio.

From commencement of operations through February 28, 1998, the Provesta Portfolio, Investa Portfolio, and Japanese Equity Portfolio paid the following aggregate brokerage commissions, respectively: $8,896, $6,978, and $10,960. No brokerage commissions were paid by the Global Bond Portfolio and the European Bond Portfolio.


                             INVESTING IN THE FUNDS

Each Fund offers investors classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

CLASS A SHARES
An investor who purchases Class A Shares of a Fund pays a maximum sales charge of 5.50% for the Equity Funds and 4.50% for the Bond Funds at the time of purchase. Certain purchases of Class A Shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares--Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for when shares that were purchased without a sales charge are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A Shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A Shares have no conversion feature. CLASS B SHARES Class B Shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:
                     CONTINGENT
YEAR OF REDEMPTION     DEFERRED
AFTER PURCHASE       SALES CHARGE
First                      5.00%
Second                     4.00%
Third                      3.00%
Fourth                     3.00%
Fifth                      2.00%
Sixth                      1.00%
Seventh and thereafter     0.00%

   CLASS C SHARES
Class C Shares are sold without an initial sales charge, but a contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase. OTHER SHARE DIFFERENCES Class B Shares and Class C Shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A Shares do not bear such a fee. Class A Shares, Class B Shares and Class C Shares will bear shareholder services fees. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B Shares and Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion in the case of Class B Shares) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

                               PURCHASE OF SHARES

Shares of each Fund are sold on days on which the New York Stock Exchange is open. Shares of a Fund may be purchased as described below, either through a Financial Intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000. Additional investments can be made for as little as $500. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (Financial Intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions.)

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

INVESTING IN CLASS A SHARES
Class A Shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                  EQUITY FUNDS
                    SALES CHARGE  DEALER
                 AS A PERCENTAGE OF CONCESSION AS
                            NETA PERCENTAGE OF
                  OFFERINGAMOUNTPUBLIC OFFERING
AMOUNT OF TRANSACTIONPRICEINVESTED PRICE Less than $50,000 5.50% 5.82% 5.00% $50,000 but less than $100,000 4.50% 4.71% 3.75% $100,000 but less than $250,000
3.50% 3.63% 2.75% $250,000 but less than $500,000 2.50% 2.56% 2.00% $500,000 but less than $1 million 2.00% 2.04% 1.75% $1 million but less than $2 million None None 1.00%* $2 million but less than $5 million None None 0.80%* $5 million but less than $50 million None None 0.50%* $50 million but less than $100 million None None 0.25%* $100 million or moreNone None 0.15%* * See "Dealer Concession" below.

                                   BOND FUNDS
                    SALES CHARGE  DEALER
                 AS A PERCENTAGE OFCONCESSION AS
                            NETA PERCENTAGE OF
                  OFFERINGAMOUNTPUBLIC OFFERING
AMOUNT OF TRANSACTIONPRICEINVESTED PRICE Less than $50,000 4.50% 4.71% 4.00% $50,000 but less than $100,000 4.00% 4.17% 3.50% $100,000 but less than $250,000
3.50% 3.63% 2.75% $250,000 but less than $500,000 2.50% 2.56% 2.00% $500,000 but less than $1 million 2.00% 2.04% 1.75% $1 million but less than $2 million None None 1.00%* $2 million but less than $5 million None None 0.80%* $5 million but less than $50 million None None 0.50%* $50 million but less than $100 million None None 0.25%* $100 million or moreNone None 0.15%* * See "Dealer Concession" below.


DEALER CONCESSION
The dealer concession may be changed from time to time but will remain the same for all dealers. Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. The Distributor, at its expense, may provide additional promotional incentives to dealers. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.

The sales charge for shares sold other than through registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

REDUCING OR ELIMINATING THE SALES CHARGE
The sales charge can be reduced or eliminated on the purchase of Class A Shares through:

n sales charge waiver;

n quantity discounts and accumulated purchases;

n concurrent purchases;

n signing a 13-month letter of intent;

n using the reinvestment privilege; or

n purchases with proceeds from redemptions of unaffiliated investment company shares.

SALES CHARGE WAIVER
Sales charges may be waived on Class A Shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:

1. Full-time employees of National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other Financial Intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of Financial Intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A Shares at net asset value;
2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who acts as custodian for a minor child;
3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;
4. IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;
5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;
6. Investor accounts through certain broker-dealers and other Financial Intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other Financial Intermediary, or such other accounts to which the broker-dealer or other Financial Intermediary charges an asset management fee;
7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;
8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts,"
9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States; 10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;
11.Accounts investing $100,000 or more of (1) a State or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES
Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares of an Equity Fund having a current value at the public offering price of $30,000 and the shareholder purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.

To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.

CONCURRENT PURCHASES
For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A Shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.

LETTER OF INTENT
If a shareholder intends to purchase at least $50,000 of Class A Shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE
If Class A Shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems the shareholder's Class A Shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED INVESTMENT COMPANIES Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by the investor's Financial Intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.

TAX TREATMENT OF REINVESTMENTS
Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

   INVESTING IN CLASS B SHARES AND CLASS C SHARES
Class B Shares and Class C Shares are sold at their net asset value next determined after an order is received. While Class B Shares and Class C Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge" a contingent deferred sales charge may be applied by the Distributor at the time Class B Shares and Class C Shares are redeemed.

CONVERSION OF CLASS B SHARES
Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B Shares acquired by exchange from Class B Shares of another Deutsche Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

PURCHASING SHARES THROUGH A FINANCIAL INTERMEDIARY
An investor may call a Financial Intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a Financial Intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other Financial Intermediaries must be received by the Financial Intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. With respect to Global Bond Fund, orders must be received and transmitted by the broker to the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time), or (b) the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade. It is the Financial Intermediary's responsibility to transmit orders promptly. The Financial Intermediary which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to Financial Intermediaries may be subject to reclaim by the Distributor for accounts transferred to Financial Intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

PURCHASING SHARES BY WIRE
Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307. For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

PURCHASING SHARES BY CHECK
Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).


                            SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM
Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

RETIREMENT PLANS
Fund shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Funds and consult a tax adviser.


                               EXCHANGE PRIVILEGE

CLASS A SHARES
Class A shareholders may exchange all or some of their shares for Class A Shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A Shares.

CLASS B SHARES
Class B shareholders may exchange all or some of their shares for Class B Shares of the Deutsche Funds. Contact your Financial Intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

   CLASS C SHARES
Class C shareholders may exchange all or some of their shares for Class C Shares of the Deutsche Funds. Contact your Financial Intermediary regarding the availability of other Class C Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class C Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your Financial Intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

REQUIREMENTS FOR EXCHANGE
Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a Prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

TAX CONSEQUENCES
An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

MAKING AN EXCHANGE
Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other Financial Intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or Financial Intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

TELEPHONE INSTRUCTIONS
Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.

Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. With respect to Global Bond Fund, instructions must be received by the Fund by the later of:(a) the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time), or
(b) the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade. This privilege may be modified or terminated at any time.


                              REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY
Shares of a Fund may be redeemed by calling your Financial Intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the Financial Intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other Financial Intermediaries (such as banks) must be received by the Financial Intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. With respect to Global Bond Fund, requests must be received by the Financial Intermediary and transmitted to the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time), or (b) the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade. The Financial Intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the Financial Intermediary for this service.

REDEEMING SHARES BY TELEPHONE
Shares may be redeemed in any amount by calling a Fund provided that Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL
Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund Name and the share Class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.


                           SPECIAL REDEMPTION FEATURES

SYSTEMATIC WITHDRAWAL PROGRAM
The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.

Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through such shareholder's Financial Intermediary. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares and Class C Shares.


                        CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

CLASS A SHARES
No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

CLASS B SHARES
Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B Shares of another Fund, at the time of purchase of the Class B Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed
shares at the time of redemption.    CLASS C SHARES Shareholders redeeming Class
C Shares from their Fund accounts within one full year of the purchase date of those shares will be charged a contingent deferred sales charge of 1% by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class C Shares of another Fund, at the time of purchase of the Class C Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order:
(1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares; (3) shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Contingent Deferred Sales Charge--Elimination of Contingent Deferred Sales Charge").

ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE
The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 701/2; and (3) involuntary redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any Financial Intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other Financial Intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the transfer agent in writing that such shareholder is entitled to such elimination.


                          ACCOUNT AND SHARE INFORMATION

CERTIFICATES AND CONFIRMATIONS
As transfer agent for the Funds, Federated Shareholder Services Company maintains a Share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year for the Equity Funds and monthly confirmations are sent to report dividends paid during that month for the Bond Funds.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share Class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.


                           DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually with respect to the Equity Funds and monthly with respect to the Bond Funds. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the Internal Revenue Service ("IRS") on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.


                                 NET ASSET VALUE

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.

Each Fund computes its net asset value once daily at 4:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information. However, Global Bond Fund will compute its net asset value at the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time) but no earlier than the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade.


                                  ORGANIZATION

   The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; its toll-free telephone number is 888-4-DEUTSCHE.

The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.

Each share of a Fund or Class shall have equal rights with each other share of that Fund or Class with respect to the assets of the Corporation pertaining to that Fund or Class. Upon liquidation of a Fund, shareholders of each Class are entitled to share pro rata in the net assets of the Fund available for distribution to their Class.

Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders ofall shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the law of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio. In the case of Global Bond Portfolio, the above-referenced calculations will be determined as of the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time) but no earlier than the latest close of regular trading on any European securities exchange on which the Portfolio's portfolio securities may trade.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

   As of June 22, 1998, the following shareholders owned 25% or more of the Funds, and therefore, may for certain purposes be deemed to control the Funds and be able to affect the outcome of certain matters presented for a vote of shareholders:

Merrill Lynch Pierce Fenner & Smith was the owner of record of 39,830 shares (70.14%) of Class A Shares, and 95,946 shares (92.42%) of Class B Shares of the European Mid-Cap Fund.

Merrill Lynch Pierce Fenner & Smith was the owner of record of 10,435 shares (72.08%) of Class A Shares, and 5,572 shares (67.38%) of Class B Shares of the German Equity Fund.

Federated Administrative Services was the owner of record of 888 shares (65.87%) of Class A Shares of the Japanese Equity Fund.

Robert J. and Diane Pastor were the owners of record of 2,082 shares (33.00%) of Class A Shares of the Global Bond Fund; and Joanna and Maciej Fiutak were the owners of record of 1,961 shares (31.09%) of Class A Shares of the Global Bond Fund.

Federated Administrative Services was the owner of record of 888 shares (52.53%) of Class A Shares of the European Bond Fund, and Giuseppe Auricchio was the owner of record of 507 shares (30.01%) of Class A Shares of the European Bond Fund.

                                      TAXES

The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward), if any. Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S.
taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 28% if designated as derived from the Fund's capital gains from property held for more than one year and at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than eighteen months. Dividends and distributions paid by a Fund will not qualify for the deduction for dividends received by corporations.

While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution could be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. Individual shareholders will be subject to federal income tax on net capital gain at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.

For further information on taxes, see "Taxes" in the Statement of Additional Information.


                             ADDITIONAL INFORMATION

Each Fund sends to its shareholders annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.


                                   APPENDIX A

MEMBER STATES OF THE EUROPEAN UNION

     Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain, United Kingdom

ORGANIZATION FOR ECONOMIC COOPERATION AND DEVELOPMENT MEMBERS

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

STATES PARTY TO THE CONVENTION ON THE EUROPEAN ECONOMIC AREA

     Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

EXCHANGES IN EUROPEAN COUNTRIES WHICH ARE NOT MEMBER STATES OF THE EUROPEAN UNION AND NOT STATES PARTY TO THE CONVENTION ON THE EUROPEAN ECONOMIC AREA.

CZECH REPUBLIC
Prague

HUNGARY
Budapest

POLAND****
Warsaw

SLOVAKIA
Bratislavia

SWITZERLAND

Basel, Geneva, Zurich

EXCHANGES IN NON-EUROPEAN COUNTRIES**

Argentina

BUENOS AIRES

AUSTRALIA

ASX (Sydney, Hobart, Melbourne, Perth)

BRAZIL

Sao Paulo, Rio de Janiero

CANADA

Toronto, Vancouver, Montreal

CHILE

Santiago

HONG KONG

Hong Kong Stock Exchange

INDIA***

Mumbai, Calcutta, Delhi, Madras

INDONESIA

Jakarta Stock Exchange

JAPAN

Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

MALAYSIA

Kuala Lumpur

MEXICO

Mexico City

NEW ZEALAND

Wellington Christchurch/Invercargill, Auckland

PERU

Lima

PHILIPPINES

Manila

SINGAPORE

Singapore Stock Exchange

SOUTH AFRICA

Johannesburg

SOUTH KOREA

Seoul

TAIWAN***

Taipei

THAILAND

Bangkok

USA

     American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

REGULATED MARKETS IN COUNTRIES WHICH ARE NOT MEMBERS OF THE EUROPEAN UNION AND NOT CONTRACTING STATES OF THE TREATY ON THE EUROPEAN ECONOMIC AREA

JAPAN**

Over-the-Counter Market

CANADA**

Over-the-Counter Market

SOUTH KOREA**

Over-the Counter Market

** Not applicable to the Deutsche European Mid-Cap Fund.

***   Not applicable to the Deutsche German Equity Fund.

     ****Not applicable to Deutsche German Equity Fund and Deutsche Japanese Equity Fund

SWITZERLAND

     Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

UNITED STATES**

NASDAQ-SYSTEM

     OVER-THE-COUNTER MARKET (ORGANIZED MARKETS BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.)

** Not applicable to the Deutsche European Mid-Cap Fund.

***   Not applicable to the Deutsche German Equity Fund.



NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE CORPORATION OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE CORPORATION OR THE DISTRIBUTOR TO MAKE SUCH OFFER IN SUCH JURISDICTION.








   DEUTSCHE TOP 50 WORLD (CLASS A SHARES AND CLASS B SHARES) DEUTSCHE TOP 50 EUROPE (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES) DEUTSCHE TOP 50 ASIA (CLASS A SHARES AND CLASS B SHARES) DEUTSCHE TOP 50 US (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES) 5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7010

FOR INFORMATION CALL TOLL-FREE 888-4-DEUTSCHE (888-433-8872)

This prospectus relates to the Deutsche Top 50 World ("Top 50 World"), Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche Top 50 Asia ("Top 50 Asia"), and Deutsche Top 50 US ("Top 50 US")(each, a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation") (together with the Funds, the "Deutsche Funds"). The investment objective of each Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.

UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING NON-DIVERSIFIED OPEN-END MANAGEMENT INVESTMENT COMPANY (EACH A "PORTFOLIO" AND, COLLECTIVELY, THE "PORTFOLIOS"). EACH PORTFOLIO IS A SERIES OF THE DEUTSCHE PORTFOLIOS (THE "PORTFOLIO TRUST") AND HAS THE SAME INVESTMENT OBJECTIVE AS ITS CORRESPONDING FUND. EACH FUND INVESTS IN ITS CORRESPONDING PORTFOLIO THROUGH THE HUB AND SPOKE(R) MASTER-FEEDER INVESTMENT FUND STRUCTURE. "HUB AND SPOKE" IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC.

Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information dated September 1, 1998 (as supplemented from time to time). This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company, or by calling toll-free 888-4-DEUTSCHE.

   INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES, CLASS B SHARES OR CLASS C SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS DATED SEPTEMBER 1, 1998

                                TABLE OF CONTENTS


TO BE ADDED

                                  EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses of Class A shares and Class B shares of each Fund and Class C shares for Top 50 Europe and Top 50 US and the allocable operating expenses of its corresponding Portfolio. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."


                        SHAREHOLDER TRANSACTION EXPENSES

                                                          CLASS A   CLASS B        CLASS C
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price                      5.50%       None         None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                     None        None         None
Contingent Deferred Sales Charge
  (as a percentage of original purchase price
    or redemption proceeds, as applicable)                0.00%(1)    5.00%(2)     1.00%(3)
Redemption Fees (as a percentage of amount
  redeemed, if applicable)                                None        None         None
Exchange Fees                                             None        None         None


(1)Class A shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."

(2)   In the first year, declining to 1.00% in the sixth year and 0% thereafter.

(3)The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within one year of their purchase date. For a more complete description, see "Contingent deferred Sales Charge."


                                  EXPENSE TABLE
             ANNUAL OPERATING EXPENSES (AFTER EXPENSE REIMBURSEMENT)
                (As a percentage of projected average net assets)
                                                                               TOP 50 WORLD
                                                       TOP 50 EUROPE            TOP 50 ASIA              TOP 50 US
                                                       CLASS A   CLASS B,C   CLASS A   CLASS B      CLASS A    CLASS B, C
Advisory fees                                          1.00%     1.00%       1.00%     1.00%        0.85%      0.85%
12b-1 Fees Service                                     0.25%     0.25%       0.25%     0.25%        0.25%      0.25%
  Distribution                                         0.00%     0.75%       0.00%     0.75%        0.00%      0.75%
Other Expenses (after expense reimbursement)           0.35%     0.35%       0.35%     0.35%        0.40%      0.40%
Total Operating Expenses (after expense reimbursement) 1.60%     2.35%       1.60%     2.35%        1.50%      2.25%

EXAMPLE
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                  TOP 50 WORLD
                       TOP 50 EUROPE TOP 50 ASIA TOP 50 US
               CLASS A      CLASS B      CLASS C   CLASS A  CLASS B   CLASS A  CLASS B  CLASS C
1 Year          $69            $72         $23       $70      $73       $24     $70       $73

3 Years         $100           $100        $70       $103     $103       $73    $103      $103

  You would pay the folowing expenses on the same investment assuming no redemption:

      1 Year    $70           $24          $24        $70        $24     $69       $23     $23

      3 Years   $103          $73          $73        $103       $73     $100      $70     $70



The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's first fiscal year and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent and Custodian (as each are defined herein), (ii) amortization of organizational expenses, and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Assuming no reimbursement of expenses, estimated "Other Expenses" for the first fiscal year of Top 50 World, Top 50 Europe, Top 50 Asia and Top 50 US would be 0.96%, 0.96%, 0.96% and 0.95%, respectively, and "Total Operating Expenses" would be 2.21%, 2.21%, 2.21% and 2.20%, respectively, of the Fund's average daily net assets attributed to Class A shares and 2.96%, 2.96%, 2.96% and 2.95%, respectively, of the Fund's average daily net assets attributed to Class B shares, and 2.96% and 2.95%, respectively of Top 50 Europe and Top 50 US average daily net assets attributed to Class C shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each Class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.


                              FINANCIAL HIGHLIGHTS

Unaudited financial highlights for Class A shares of the Funds for the period from commencement of operations through February 28, 1998, are incorporated herein by reference to the Semi-Annual Report and supplement to the Prospectus dated September 1, 1998, which accompanies this Prospectus. Class B shares did not have any operations through February 28, 1998. Class C Shares were not offered until September 1, 1998.

                                    THE FUNDS

Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Deutsche Funds, Inc., a Maryland corporation incorporated on May 22, 1997 (see "Organization"). The investment objective of each Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The Top 50 World invests all of its investable assets in the Top 50 World Portfolio (US Dollar) ("Top 50 World Portfolio"); the Top 50 Europe invests all of its investable assets in the Top 50 Europe Portfolio (US Dollar) ("Top 50 Europe Portfolio"); the Top 50 Asia invests all of its investable assets in the Top 50 Asia Portfolio (US Dollar) ("Top 50 Asia Portfolio"); and the Top 50 US invests all of its investable assets in the Top 50 US Portfolio (US Dollar) ("Top 50 US Portfolio"). Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").

Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."

   Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios other than Top 50 US Portfolio (the "DWS Adviser"). Deutsche Bank Securities Investment Management Inc. is the investment adviser of the Top 50 US Portfolio (the "DBSIM Adviser"); and together with the DWS Adviser or severally as the context may require, the "Adviser." The Advisers are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.


                         INVESTMENT OBJECTIVE, POLICIES,

                                AND RESTRICTIONS

The investment objective of each Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income. No Fund represents a complete investment program, nor is each Fund suitable for all investors.

Each Fund seeks to achieve its investment objective by investing all its investable assets in a corresponding Portfolio, an open end management company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios.

The number of issuers of equity securities held in each Portfolio is generally fifty. Each of the Portfolios generally invests only in those companies that the portfolio managers consider to be of outstanding quality in their particular field. In selecting the fifty issuers, the Adviser will emphasize some or all of the following attributes:

n strong market position within its respective market;

n profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

n high quality of management with an orientation toward strong, long-term earnings;

n long-range strategic plans in place;

n generally publicly-held with broad distribution of financial information related to the company's operations.

Companies selected for each Portfolio will be monitored on a consistent basis to detect risk in the form of possible changes in their earnings outlook and/or financial condition. The Adviser will monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analysis and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Adviser will assess macroeconomic and stock market conditions in the various countries in which the companies held in each Portfolio are domiciled or have their primary stock market listings.

The Adviser will consider the geographic market focus of each Portfolio in considering companies proposed for investment, which may cause modest differences in style or investment approach among the respective Portfolios.

Because each Portfolio is classified as "non-diversified" under the 1940 Act, the performance of each Portfolio may be subject to greater fluctuation than that of a diversified investment company. See "Fundamental Investment Restrictions" below.

THE TOP 50 WORLD PORTFOLIO (US DOLLAR) pursues its (and the Top 50 World's) investment objective by investing at least 65% of its total assets in equity securities. In selecting securities for the Portfolio, emphasis will be placed on international diversification. While there are no specific percentage limitations on investments in any single country, the Portfolio generally expects to maintain a significant investment in at least three regions around the world--e.g., Europe, North America, Asia.

The Portfolio invests in companies with a strong market position, which are globally competitive, have outstanding growth potential and offer above-average opportunities to take advantage of one or more of the following global future trends ("megatrends"):

1. Strong population growth in emerging markets;
2. Aging population in industrialized nations, leading to growing demands for the products and services of healthcare and related industries; 3. Transition to an information and communications society; 4. Growing demand for brand names; 5. Growing oil/energy consumption worldwide.

THE TOP 50 EUROPE PORTFOLIO (US DOLLAR) pursues its (and the Top 50 Europe's) investment objective by investing at least 65% of its total assets in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the Convention on the European Economic Area ("CEEA"), Switzerland, Slovakia, Czech Republic, and Hungary.

The Portfolio invests primarily in European companies with above-average potential for capital gain. The Adviser places strong emphasis on companies that have clear strategic goals, that concentrate on their core businesses, and whose management gives appropriate consideration to return on investment.

THE TOP 50 ASIA PORTFOLIO (US DOLLAR) pursues its (and the Top 50 Asia's) investment objective by investing at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan, Thailand. A company has its business focus in Asia when the majority of its profits or sales are made there.

In selecting securities for the Portfolio, the Adviser will seek companies with some or all of the following attributes: strong prospects for medium-term growth, solid market position, with favorable financial performance and indicators, and high quality management whose aim is toward longer-term earnings, with a strategic view of their companies and markets.

THE TOP 50 US PORTFOLIO (US DOLLAR) pursues its (and the Top 50 US's) investment objective by investing at least 65% of its total assets in the equity securities of issuers domiciled or headquartered in the United States. These companies may also conduct a substantial part of their business outside the United States.

The Portfolio will invest primarily in companies that dominate their markets and maintain a leadership position through the combination of management talent, product or service differentiation, economies of scale and financial strength. These companies, in the opinion of the Adviser, are aggressive and tenacious companies, generally referred to as "Bulldogs," that are leading-edge U.S. corporations and have a "no holds barred" attitude geared toward market share dominance.

The investment style of the Portfolio will also place great emphasis on the market valuation of a company's earnings (i.e. P/E ratio), as well as the predictability and durability of its earnings growth. The analysis of industry trends will also play an important part in the portfolio management process.

Although the assets of the Portfolio are invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, and warrants. The Portfolio may participate in initial public offerings from time to time and may only invest in publicly traded securities.

ALL FUNDS
LISTED SECURITIES
Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this prospectus, Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a member state of the European Union ("Member State") or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

UNLISTED SECURITIES AND NOTES
Up to a total of 10% of the net assets of each Portfolio may be invested in:

   (a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;
   (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:
   n the Federal Republic of Germany, a special purpose fund of the Federal
     Republic of Germany, a state of the Federal Republic of Germany, the European Union or a member state of the Organisation for Economic Cooperation and Development (an "OECD Member"),

   n another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

   n other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

   n other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

   n companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

Investments in Notes are subject to each Portfolio's overall 20% limitation on fixed income securities. See "Fixed Income Securities" below.

The current Member States and the states party to the CEEA and OECD Members are listed in Appendix A.

FIXED INCOME SECURITIES
Each Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. Each Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of the Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities.

The fixed income securities in which each Portfolio may invest will be rated on the date of investment, within the four highest ratings of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB or, if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. Fixed income securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See Appendix B to the Statement of Additional Information for a description of these ratings.

BANK DEPOSITS AND MONEY MARKET INSTRUMENTS
Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("FRG"), the states of the FRG, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. For each Portfolio, except the Top 50 US Portfolio, certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

OPTIONS TRANSACTIONS ON SECURITIES
Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.

Call options on securities may be sold only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan. There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

FUTURES CONTRACTS, OPTIONS ON FUTURES AND SECURITIES INDICES AND WARRANTS
Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.

For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Each Portfolio other than the Top 50 US Portfolio may enter into transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. The Top 50 US Portfolio does not limit its purchase or sale of stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants for other than hedging purposes.

CURRENCY FORWARD CONTRACTS, OPTION RIGHTS AND WARRANTS ON CURRENCIES AND CURRENCY FUTURES CONTRACTS (EACH PORTFOLIO EXCEPT TOP 50 US PORTFOLIO) Each Portfolio, except Top 50 US Portfolio, may enter into foreign currency transactions to hedge currency risks associated with the assets of the Portfolio denominated in foreign currencies. A Portfolio may purchase or sell foreign currency contracts for forward delivery, purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Each Portfolio does not currently intend to engage in foreign currency transactions as an investment strategy. However, each Portfolio (except Top 50 US Portfolio) may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

SECURITIES LOANS
Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 331/3% of each Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of total net assets of the Portfolio.

BORROWING
Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of each Portfolio's, except the Top 50 US Portfolio's, total assets at the time of such borrowing. The Top 50 US Portfolio may take up short-term loans up to a limit of one-third of the Portfolio's total assets.

WARRANTS
Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

CONVERTIBLE SECURITIES
The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

SHORT-TERM TRADING
Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

INVESTMENT RESTRICTIONS
The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

  FUNDAMENTAL INVESTMENT RESTRICTIONS
  Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

  Top 50 World Portfolio will invest at least 65% of its total assets in equity securities. Top 50 Europe Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in European countries. Top 50 Asia Portfolio will invest at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries. Top 50 US Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in the United States.

  No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the U.S. Government or its agencies or instrumentalities.

  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
  Each Portfolio generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio, except the Top 50 US Portfolio, may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.

  For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.


                                  RISK FACTORS

EQUITY INVESTMENTS
Because the assets of each Portfolio are invested primarily in equity securities, the Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

FOREIGN INVESTMENTS (EACH PORTFOLIO EXCEPT TOP 50 US PORTFOLIO)
Each Portfolio, except the Top 50 US Portfolio, invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S.
domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Top 50 Europe Portfolio does not presently intend to engage in currency transactions to hedge currency risks, this Portfolio may be more exposed to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.

Certain of the risks associated with foreign investments are heightened for the Top 50 Asia Portfolio and Top 50 World Portfolio, which invest in certain Asian countries. In some cases, political uncertainty and political corruption in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings will not have an adverse effect on individual companies, or securities markets, in which the Top 50 Asia Portfolio or the Top 50 World Portfolio is invested. The Top 50 Asia Portfolio may invest in Hong Kong, which reverted to Chinese administration in 1997. Investments in Hong Kong may be subject to expropriation, nationalization or confiscation, and to the risk that the Hong Kong dollar will be devalued. The Corporation cannot predict the effects of a possible loss of investor confidence in the currency or stock market of Hong Kong.

EMERGING MARKETS (EACH PORTFOLIO EXCEPT TOP 50 US PORTFOLIO)
Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

FIXED INCOME SECURITIES
The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

FUTURES, OPTIONS AND WARRANTS
Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures and Option Contracts" in the Statement of Additional Information.

GEOGRAPHIC INVESTMENT EMPHASIS
From time to time, due to investment opportunities perceived by the Manager to be attractive, a Portfolio or a Fund may invest a relatively larger portion of its assets in the issuers of securities domiciled, or principally traded, in one or more individual countries. In the event that such geographic investment emphasis occurs, the relevant Portfolio or Fund could be subject to greater risk due to unanticipated, and negative, economic events and/or market action in such country or countries.

LOCAL SECURITIES MARKETS
THE GERMAN SECURITIES MARKETS
Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 78% of the total volume in 1997.

Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was -6.39% in 1992, 44.56% in 1993, -5.83% in 1994,
4.75% in 1995, 22.14% in 1996, and 40.83% in 1997.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1997 represented 28.7% of total trading volume on the German stock exchanges: Deutsche Bank AG with DM 254.7 billion, Daimler Benz AG with DM
233.7 billion, Siemens AG with DM 224.7 billion, Volkswagen AG with DM 192.3 billion, and Bayer AG with DM 145.1 billion.


                          MANAGEMENT OF THE CORPORATION
                             AND THE PORTFOLIO TRUST

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian, but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as investment adviser of each Portfolio except the Top 50 US Portfolio. DFM has retained the services of DBSIM as investment adviser of the Top 50 US Portfolio.

MANAGER
The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.

DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $582 billion and 76,100 employees as of year-end 1997, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG's creditworthiness ranks it among the most highly rated financial institutions in the world. For example, Deutsche Bank AG has been rated AAA by Standard & Poor's, New York. Deutsche Bank and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.

DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, Singapore, France and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 150 mutual funds outside the United States, having aggregate assets under management of more than the equivalent of $67.5 billion as of December 31, 1997. DFH and its subsidiaries employ approximately 560 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of December 1997. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment group of Deutsche Bank."

DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio.
See "Manager" in the Statement of Additional Information.

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to 1.00% of the average daily net assets of each Portfolio, except Top 50 US Portfolio, and equal to 0.85% of the average daily net assets of Top 50 US Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."

ADVISER
Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and the relevant Adviser, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

Each Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the DWS Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany. The offices of the DBSIM Adviser are located at 31 West 52nd Street, New York, New York 10019.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75% of the average daily net assets of each Portfolio except Top 50 US Portfolio and equal to 0.60% of the average daily net assets of Top 50 US Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

PORTFOLIO MANAGEMENT
Klaus Kaldemorgen is the senior portfolio manager for the Top 50 Asia Portfolio and Deutsche Top 50 World Portfolio. Mr. Kaldemorgen also serves as senior portfolio manager for the Top 50 Asian and Top 50 Welt, German registered mutual funds with the same investment objective, policies and restrictions as the respective Portfolio. He has held this position since the inception of these funds in April 1996, and January 1997, respectively. Mr. Kaldemorgen has 16 years experience as an investment manager, joining the DWS Group in 1982. Mr. Kaldemorgen is Senior Investment Officer, head of the global equity team, DWS Group, Investment Group of Deutsche Bank, supervising funds holding assets under management of DM 13.2 billion ($7.2 billion) as of January 30, 1998.

Klaus Martini and Elisabeth Weisenhorn are co-senior portfolio managers for the Top 50 Europe Portfolio. Mr. Martini joined the DWS Group in 1984, where he has managed European stock funds since 1988. Mr. Martini also serves as senior portfolio manager for Top 50 Europa, a German registered mutual fund with the same investment objective, policies, and restrictions as the Top 50 Europe Portfolio. He is Senior Investment Officer, head of the European equity team, supervising funds holding assets under management of DM 5.1 billion ($2.8 billion) as of January 30, 1998. Ms. Weisenhorn also serves as the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio, additional series of the Portfolio Trust. Ms. Weisenhorn has 13 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 13.9 billion ($7.7 billion) as of January 30, 1998. Mr. Martini and Ms. Weisenhorn are based at DWS Group's office in Frankfurt, Germany.

     James E. Moltz, the chief investment officer of Deutsche Bank Securities Inc., is the senior portfolio manager of the Top 50 US Portfolio. Mr. Moltz is also the chief equities strategist of Deutsche Bank Securities Inc., and previously served as chief investment strategist for 20 years with an acquired firm, C.J. Lawrence Inc. He was also chairman and president of C.J. Lawrence Inc. from 1973 to 1994. Mr. Moltz is a former Director of both the New York Stock Exchange and the Securities Industry Association. He is a member of the New York Society of Security Analysts and a Chartered Financial Analyst.

ADMINISTRATOR
Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation, (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $500 million and 0.05% of the average daily net assets of each Fund greater than $500 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement, a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.

OPERATIONS AGENT
Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust, (v) coordinates the activities of all service providers;(vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials; and (viii) monitors and supervises collection of tax reclaims.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually, except that during the first two years of the agreement minimum aggregate fees for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.

ADMINISTRATIVE AGENT
Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which may be paid monthly, at the annual rate of $5,000.

DISTRIBUTOR
Edgewood serves as principal distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors and an affiliate of Federated Services Company.

   Securities laws may require certain Financial Intermediaries (as defined below) such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B Shares and 1% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares and Class C Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares, Class B Shares and Class C Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

   Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries ("Financial Intermediaries"), and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to Financial Intermediaries, the schedules of such fees and the basis upon which such fees will be paid.

DFM may pay Financial Intermediaries a shareholder services fee of up to 0.25% of the amount invested in Class A Shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the Financial Intermediary should the assets leave the plan or program within 12 months after purchase.

   Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to Financial Intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT
Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

EXPENSES
In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.

   DFM has agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60% and 2.35% of the average annual net assets of Class A Shares and Class B Shares, respectively, of the Top 50 World, and Top 50 Asia and not more than 1.60%, 2.35% and 2.35% of Class A Shares, Class B Shares and Class C Shares, respectively, of the Top 50 Europe, and not more than 1.50%, 2.25% and 2.25% of the average annual net assets of Class A Shares, Class B Shares and Class C Shares, respectively, of Top 50 US. There is no assurance that DFM will continue this reimbursement beyond the specified period.

   EXPENSES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
Holders of Class A Shares, Class B Shares and Class C Shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares, Class B Shares and Class C Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares, Class B Shares and Class C Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares, Class B Shares and Class C Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares, Class B Shares and Class C Shares; registration fees paid to the Securities and Exchange Commission and to state securities commissions as attributable to holders of Class A Shares, Class B Shares and Class C Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares, Class B Shares and Class C Shares; legal fees relating solely to Class A Shares, Class B Shares or Class C Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares, Class B Shares or Class C Shares.

PORTFOLIO BROKERAGE
The estimated annual portfolio turnover rate for the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio and Top 50 US Portfolio is generally not expected to exceed 80%, 80%, 100% and 80%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases.

In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the primary brokers used by the Portfolios, Deutsche Bank AG receives brokerage commissions from each Portfolio.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio.

From commencement of operations through February 28, 1998, the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, and Top 50 US Portfolio paid the following aggregate brokerage commissions, respectively:
$25,444, $16,435, $166,945, and $7,723.


                             INVESTING IN THE FUNDS

Each Fund offers investors classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

CLASS A SHARES
An investor who purchases Class A Shares of a Fund pays a maximum sales charge of 5.50% at the time of purchase. Certain purchases of Class A Shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares--Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for shares purchased without a sales charge that are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A Shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A Shares have no conversion feature.

CLASS B SHARES
Class B Shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:

                    CONTINGENT
YEAR OF REDEMPTION    DEFERRED
AFTER PURCHASE      SALES CHARGE
First                   5.00%
Second                  4.00%
Third                   3.00%
Fourth                  3.00%
Fifth                   2.00%
Sixth                   1.00%
Seventh and thereafter  0.00%

   CLASS C SHARES
Class C Shares are sold without an initial sales charge, but a contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase. OTHER SHARE DIFFERENCES Class B Shares and Class C Shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A Shares do not bear such a fee. Class A Shares, Class B Shares and Class C Shares will bear shareholder services fees. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B Shares and Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion in the case of Class B Shares) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

                               PURCHASE OF SHARES

Shares of each Fund are sold on days on which the New York Stock Exchange ("NYSE") is open. Shares of a Fund may be purchased as described below, either through a Financial Intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000. Additional investments can be made for as little as $500. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (Financial Intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions.)

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.


INVESTING IN CLASS A SHARES
Class A Shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                SALES CHARGE      DEALER
             AS A PERCENTAGE OF CONCESSION AS
                          NETA PERCENTAGE OF
                OFFERINGAMOUNTPUBLIC OFFERING
AMOUNT OF TRANSACTION    PRICE  INVESTED  PRICE
Less than $50,000 5.50%  5.82%    5.00%
$50,000 but less
than $100,000     4.50%  4.71%    3.75%
$100,000 but less
than $250,000     3.50%  3.63%    2.75%
$250,000 but less
than $500,000     2.50%  2.56%    2.00%
$500,000 but less
than $1 million   2.00%  2.04%    1.75%
$1 million but less
than $2 million   None   None     1.00%*
$2 million but less
than $5 million   None   None     0.80%*
$5 million but less
than $50 million  None   None     0.50%*
$50 million but less
than $100 million None   None     0.25%*
$100 million or more     None     None    0.15%*
*See "Dealer Concession" below.

DEALER CONCESSION
The dealer concession may be changed from time to time but will remain the same for all dealers. Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. The Distributor, at its expense, may provide additional promotional incentives to dealers. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.

The sales charge for shares sold other than through registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

REDUCING OR ELIMINATING THE SALES CHARGE
The sales charge can be reduced or eliminated on the purchase of Class A Shares through:

n sales charge waiver;

n quantity discounts and accumulated purchases;

n concurrent purchases;

n signing a 13-month letter of intent;

n using the reinvestment privilege; or

n purchases with proceeds from redemptions of unaffiliated investment company shares.

SALES CHARGE WAIVER
Sales charges may be waived on Class A Shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:

1. Full-time employees of National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other Financial Intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of Financial Intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value;
2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who acts as custodian for a minor child;
3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;
4. IRA Rollover accounts sponsored by Deutsche Bank Securities Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;
5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;
6. Investor accounts through certain broker-dealers and other Financial Intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other Financial Intermediary, or such other accounts to which the broker-dealer or other Financial Intermediary charges an asset management fee;
7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;
8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts;"
9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States; 10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients; 11. Accounts investing $100,000 or more of (1) a State or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES
Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares having a current value at the public offering price of $30,000 and the shareholder purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.

To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.

CONCURRENT PURCHASES
For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A Shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.

LETTER OF INTENT
If a shareholder intends to purchase at least $50,000 of Class A Shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE
If Class A Shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by the shareholder's Financial Intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems Class A Shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED INVESTMENT COMPANIES Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by the investor's Financial Intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase.
Shareholders will be notified prior to the implementation of any special offering as described above.

TAX TREATMENT OF REINVESTMENTS
Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

   INVESTING IN CLASS B SHARES AND CLASS C SHARES
Class B Shares and Class C Shares are sold at their net asset value next determined after an order is received. While Class B Shares and Class C Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge" a contingent deferred sales charge may be applied by the Distributor at the time Class B Shares and Class C Shares are redeemed.

CONVERSION OF CLASS B SHARES
Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B Shares acquired by exchange from Class B Shares of another Deutsche Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

PURCHASING SHARES THROUGH A FINANCIAL INTERMEDIARY
An investor may call a Financial Intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a Financial Intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other Financial Intermediaries must be received by the Financial Intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. With respect to Top 50 US, any orders must be received and transmitted to the Fund by the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time). With respect to Top 50 World, any orders must be received and transmitted to the Fund by the later of:
(a) the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time), or (b) the latest close of regular trading on any European securities exchange on which that Fund's portfolio securities may trade. It is the Financial Intermediary's responsibility to transmit orders promptly.

The Financial Intermediary which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to Financial Intermediaries may be subject to reclaim by the Distributor for accounts transferred to Financial Intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

PURCHASING SHARES BY WIRE
Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307; For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; and Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

PURCHASING SHARES BY CHECK
Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).


                            SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM
Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

RETIREMENT PLANS
Fund shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Funds and consult a tax adviser.


                               EXCHANGE PRIVILEGE

CLASS A SHARES
Class A shareholders may exchange all or some of their shares for ClAss A Shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A Shares.

CLASS B SHARES
Class B shareholders may exchange all or some of their shares for Class B Shares of other Deutsche Funds. Contact your Financial Intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

   CLASS C SHARES
Class C shareholders may exchange all or some of their shares for Class C Shares of the Deutsche Funds. Contact your Financial Intermediary regarding the availability of other Class C Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class C Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your Financial Intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

REQUIREMENTS FOR EXCHANGE
Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a Prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

TAX CONSEQUENCES
An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

MAKING AN EXCHANGE
Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other Financial Intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or Financial Intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

TELEPHONE INSTRUCTIONS
Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.

Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time), and must be received by the Fund before that time for shares to be exchanged the same day. With respect to Top 50 US, instructions must be received by the Fund before the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time). With respect to Top 50 World, instructions must be received by the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time) or (b) the latest close of regular trading on any European securities exchange on which that Fund's portfolio securities may trade. This privilege may be modified or terminated at any time.


                              REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY
Shares of a Fund may be redeemed by calling your Financial Intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the Financial Intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other Financial Intermediaries (such as banks) must be received by the Financial Intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. With respect to Top 50 US, requests must be received by the Financial Intermediary and transmitted to the Fund before the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time). With respect to Top 50 World, requests must be received by the Financial Intermediary and transmitted to the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time), or
(b) the latest close of regular trading on any European securities exchange on which that Fund's portfolio securities may trade. The Financial Intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the Financial Intermediary for this service.

REDEEMING SHARES BY TELEPHONE
Shares may be redeemed in any amount by calling the Fund, provided that Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Wire transferred redemptions of less than $5,000 may be subject to additional fees.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL
Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund Name and the share Class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a U.S. domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.


                           SPECIAL REDEMPTION FEATURES

SYSTEMATIC WITHDRAWAL PROGRAM
The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.

Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. A shareholder may apply for participation in this program through such shareholder's Financial Intermediary. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares and Class C Shares.


                        CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

CLASS A SHARES
No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

CLASS B SHARES
Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B Shares of another Fund, at the time of purchase of the Class B Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

   CLASS C SHARES
Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those shares will be charged a contingent deferred sales charge of 1% by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class C Shares of another Fund, at the time of purchase of the Class C Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order:
(1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares; (3) shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for Fund shares issued in an exchange from another Deutsche Fund shares are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Contingent Deferred Sales Charge--Elimination of Contingent Deferred Sales Charge"). .

ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE
The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 701/2; and (3) redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any Financial Intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other Financial Intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the transfer agent in writing that such shareholder is entitled to such elimination.


                          ACCOUNT AND SHARE INFORMATION

CERTIFICATES AND CONFIRMATIONS
As transfer agent for the Funds, Federated Shareholder Services Company maintains a Share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.


                           DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the shareholder's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the Internal Revenue Service ("IRS") on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.


                                 NET ASSET VALUE

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.

Each Fund computes its net asset value once daily at 4 p.m. (U.S. Eastern time) on Monday through Friday, except on holidays listed under "Net Asset Value" in the Statement of Additional Information. However, Top 50 World and Top 50 US will compute their respective net asset values at the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time), but in the case of Top 50 World, no earlier than the latest close of regular trading on any European securities exchange on which that Fund's portfolio securities may trade.


                                  ORGANIZATION

   The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; its toll-free telephone number is 888-4-DEUTSCHE.

The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.

Each share of a Fund or Class shall have equal rights with each other share of that Fund or Class with respect to the assets of the Corporation pertaining to that Fund or Class. Upon liquidation of a Fund, shareholders of each Class are entitled to share pro rata in the net assets of the Fund available for distribution to their Class.

Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a Financial Intermediary may vote any shares as to which that Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Financial Intermediary is the agent of record. Any shares so voted by a Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the law of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio. In the case of Top 50 World Portfolio and Top 50 US Portfolio, the above-referenced calculations will be determined as of the close of regular trading on the NYSE (generally 4 p.m. U.S. Eastern time), but in the case of Top 50 World Portfolio, no earlier than the latest close of regular trading on any European securities exchange on which that Portfolio's portfolio securities may trade.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

   As of June 22, 1998, the following shareholders owned 25% or more of the Funds, and therefore, may for certain purposes be deemed to control the Funds and be able to affect the outcome of certain matters presented for a vote of shareholders:

Investors Bank and Trust Company was the owner of record of 3,668 shares (33.62%) of Class A Shares of the Top 50 World Fund; and Merrill Lynch Pierce Fenner & Smith was the owner of record of 1,740 shares (100%) of Class B Shares of the Top 50 World Fund.

Merrill Lynch Pierce Fenner & Smith was the owner of record of 27,567 shares (65.94%) of Class A Shares, and 88,784 shares (98.46%) of Class B Shares of the Top 50 Europe Fund.

Federated Administrative Services was the owner of record of 888 shares (28.07%) of Class A Shares of the Top 50 Asia Fund; and Deutsche Bank Securities, Inc. was the owner of record of 6,441 shares (100%) of Class B Shares of the Top 50 Asia Fund.

Deutsche Bank Securities, Inc. was the owner of record of 40,322 shares (29.95%) of Class A Shares of the Top 50 US Fund; and Parker Hunter Incorporated was the owner of record of 31,741 shares (78.39%) of Class B Shares of Top 50 US
Fund.

                                      TAXES

The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward), if any. Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 28% if designated as derived from the Fund's capital gains from property held for more than one year and at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than eighteen months. Dividends of net investment income paid by the Top 50 US or the Top 50 World which are designated as derived from such Fund's dividend income from U.S. corporations will be eligible, subject to certain restrictions, for the deduction for dividends received by corporations. Distributions of net capital gains and dividends and distributions paid by Top 50 Europe or Top 50 Asia will not be eligible for the dividends-received deduction.

While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution could be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. Individual shareholders will be subject to federal income tax on net capital gain at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund (except Top 50 US) will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

Each Fund sends to its shareholders annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.


                                   APPENDIX A

MEMBER STATES OF THE EUROPEAN UNION

     Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain, United Kingdom

ORGANISATION FOR ECONOMIC COOPERATION AND DEVELOPMENT MEMBERS
 Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

STATES PARTY TO THE CONVENTION ON THE EUROPEAN ECONOMIC AREA

     Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

EXCHANGES IN EUROPEAN COUNTRIES WHICH ARE NOT MEMBER STATES OF THE EUROPEAN UNION AND NOT STATES PARTY TO THE CONVENTION ON THE EUROPEAN ECONOMIC AREA.
 CZECH REPUBLIC
 Prague

 HUNGARY
 Budapest

 POLAND*
 Warsaw

 SLOVAKIA
 Bratislavia

 SWITZERLAND
 Basel, Geneva, Zurich

EXCHANGES IN NON-EUROPEAN COUNTRIES
 ARGENTINA
 Buenos Aires

 AUSTRALIA
 ASX (Sydney, Hobart, Melbourne, Perth)

 BRAZIL
 Sao Paulo, Rio de Janiero

 CANADA
 Toronto, Vancouver, Montreal

 CHILE
 Santiago

 HONG KONG
 Hong Kong Stock Exchange

 INDIA**
 Mumbai, Calcutta, Delhi, Madras

 INDONESIA
 Jakarta Stock Exchange

 JAPAN
 Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

 MALAYSIA
 Kuala Lumpur

 MEXICO
 Mexico City

 NEW ZEALAND
 Wellington Christchurch/Invercargill, Auckland

 PERU
 Lima

 PHILIPPINES
 Manila

 SINGAPORE
 Singapore Stock Exchange

 SOUTH AFRICA
 Johannesburg

 SOUTH KOREA
 Seoul

 TAIWAN
 Taipei

 THAILAND
 Bangkok

 USA

     American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

REGULATED MARKETS IN COUNTRIES WHICH ARE NOT MEMBERS OF THE EUROPEAN UNION AND NOT CONTRACTING STATES OF THE TREATY ON THE EUROPEAN ECONOMIC AREA

 JAPAN
 Over-the-Counter Market

 CANADA
 Over-the-Counter Market

 SOUTH KOREA
 Over-the Counter Market

*  Top 50 Europe Only

** Top 50 Asia Only

 SWITZERLAND

     Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

 UNITED STATES
 NASDAQ-System

     Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE CORPORATION OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE CORPORATION OR THE DISTRIBUTOR TO MAKE SUCH OFFER IN SUCH JURISDICTION.

152










   Deutsche Top 50 World (Class A Shares and Class B Shares) Deutsche Top 50 Europe (Class A Shares, Class B Shares and Class C Shares) Deutsche Top 50 Asia (Class A Shares and Class B Shares) Deutsche Top 50 US (Class A Shares, Class B Shares and Class C Shares) Deutsche European Mid-Cap Fund (Class A Shares, Class B Shares and Class C Shares) Deutsche German Equity Fund (Class A Shares, Class B Shares and Class C Shares) Deutsche Japanese Equity Fund (Class A Shares and Class B Shares) Deutsche Global Bond Fund (Class A Shares and Class B Shares) Deutsche European Bond Fund (Class A Shares, Class B Shares and Class C
Shares)



STATEMENT OF ADDITIONAL INFORMATION

The Deutsche Top 50 World (the "Top 50 World"), Deutsche Top 50 Europe (the "Top 50 Europe"), Deutsche Top 50 Asia (the "Top 50 Asia"), Deutsche Top 50 US (the "Top 50 US"), Deutsche European Mid-Cap Fund (the "European Mid-Cap Fund"), Deutsche German Equity Fund (the "German Equity Fund"), Deutsche Japanese Equity Fund (the "Japanese Equity Fund"), Deutsche Global Bond Fund (the "Global Bond Fund") and Deutsche European Bond Fund (the "European Bond Fund") (each a "Fund" and, collectively, the "Funds") are each a series of the Deutsche Funds, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund has its own investment objective.

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in a corresponding non-diversified, open-end management investment company (each, a "Portfolio" and, collectively, the "Portfolios") listed in Appendix A.

   Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust"), an open-end investment company organized as a trust under the laws of the State of New York. Each Portfolio has the same investment objective as its corresponding Fund. There can be no assurance that any Fund or any Portfolio will achieve its investment objective.

   Each Fund offers two classes of shares known as Class A Shares and Class B Shares. In addition, Top 50 Europe, Top 50 US, European Mid-Cap Fund, German Equity Fund and European Bond Fund offer a third class of shares known as Class C Shares (Class A, B and C Shares are individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to all classes of the above-mentioned Shares.

Deutsche Fund Management, Inc. ("DFM"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution, is the investment manager (the "Manager") of each Portfolio. DWS International Portfolio Management GmbH is the investment adviser (the "DWS Adviser") of each Portfolio except Top 50 US Portfolio. Deutsche Bank Securities Investment Management Inc. is the investment adviser of the Top 50 US Portfolio (the "DBSIM Adviser" and together with the DWS Adviser or severally as the context may require, the "Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the relevant Fund's Prospectus dated September 1, 1998, a copy of which may be obtained from the Corporation at the address noted below.

FEDERATED INVESTORS TOWER
PITTSBURGH, PA 15222-3779


THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS SEPTEMBER 1, 1998 . Edgewood Services, Inc., Distributor
G02179-03 (9/98)

                                TABLE OF CONTENTS


TO BE ADDED

                        INVESTMENT OBJECTIVE AND POLICIES

   The following supplements the information contained in each Fund's Prospectus concerning the investment objectives, policies and techniques of the Portfolios. The descriptions are general and may not be applicable in certain countries in which the Portfolios invest. On July 13, 1998, the Board of Directors voted to offer Top 50 Europe, Top 50 US, European Mid-Cap Fund, German Equity Fund and European Bond Fund in another class of shares, Class C Shares.

EQUITY INVESTMENTS
As discussed in each Fund's Prospectus, each Portfolio may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Preferred stock generally carries preferential rights to dividends and amounts payable upon liquidation of the issuer, but may have no voting rights. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible securities, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of common shareholders.

INVESTMENT COMPANIES
Up to 5% of the total assets of each Portfolio except the Top 50 US Portfolio may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and have investment policies consistent with those of the Portfolio. The Top 50 US Portfolio may invest up to 5% of its total assets in the securities of any one investment company and invest in the aggregate up to 10% of its total assets in the securities of investment companies as a group. However, the Top 50 US Portfolio intends that less than 5% of the Portfolio's total assets will be invested in investment company securities during its first year of operations. Each Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

Subject to the foregoing limitations, shares of another securities investment fund managed by the Manager or the Adviser or by another investment adviser affiliated with the Manager or the Adviser through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. A Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Manager, the Adviser or their affiliates. In addition, no management or advisory fees would be paid by a Portfolio with respect to its assets which are invested in investment companies managed by the Manager, the Adviser or their affiliates.

PARTICIPATION CERTIFICATES
Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Adviser believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities, if publicly traded, and other criteria.

SHORT-TERM INSTRUMENTS
Although it is intended that the assets of each Portfolio stay invested in the securities described above and in each Fund's Prospectus to the extent practical in light of each Portfolio's investment objective and long-term investment perspective, assets of each Portfolio may be invested in bank deposits and money market instruments maturing in less than 12 months to meet anticipated expenses or for day-to-day operating purposes and when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity or fixed income markets. In addition, when a Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Bank deposits and money market instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("FRG"), the states of the FRG, the European Union, other member states of the OECD or quasi-government entities of any of the foregoing.

ZERO COUPON OBLIGATIONS
Each Portfolio may also invest in zero coupon obligations, such as zero coupon bonds. Zero coupon obligations pay no current interest, and as a result their prices tend to be more volatile than those of securities that offer regular payments of interest. In order to pay cash distributions representing income on zero coupon obligations, a Portfolio may have to sell other securities on unfavorable terms, and these sales may generate taxable gains for investors in the corresponding Fund.

OPTIONS
Each Portfolio may write call and put options and purchase call and put options on securities. A Portfolio will write options on securities for the purpose of increasing its return on such securities and/or to protect the values of its portfolio.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option (limited to the amount of the premium paid, plus related transaction costs). A Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

All options purchased or sold by a Portfolio will be traded on a securities exchange or, in the case of Top 50 US Portfolio, will be purchased or sold by securities dealers (in the case of over-the-counter, or "OTC," options) that meet creditworthiness standards approved by the Portfolio Trust's Board of Trustees. In the case of OTC options, the Top 50 US Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Top 50 US Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that such Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS
Each Portfolio (except the Top 50 US Portfolio) may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Portfolio may also enter into foreign currency transactions to hedge against a change in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also, in circumstances where the Adviser considers it appropriate, enter into foreign currency exchange transactions for the purpose of hedging the value of such Portfolios against currencies other than the U.S. dollar. To conduct the hedging discussed above, a Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for U.S. dollars or other currency in which the Adviser desires to protect the value of the Portfolio.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Each Portfolio may purchase or sell futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, each Portfolio may purchase put and call options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index.

Futures contracts and options on futures contracts may be entered into on foreign exchanges. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries may involve considerations and risks not typically associated with investing in U.S. markets.

FUTURES CONTRACTS
  When a Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When a Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

  When a Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit.

OPTIONS ON FUTURES
  Put and call options on futures contracts may be purchased by each Portfolio in order to protect against declines in values of portfolio securities or against increases in the cost of securities to be acquired. Unlike a futures contract, which requires parties to buy or sell the underlying financial instrument or make a cash settlement payment based on changes in the price of the financial instrument on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by that Portfolio into a segregated account as required by the 1940 Act and the SEC's interpretations thereunder.

  Purchase of options on futures contracts may present less risk in hedging a Portfolio than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

COMBINED POSITIONS
  Each Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OPTIONS ON SECURITIES INDICES
  Each Portfolio is also permitted to purchase call and put options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing index options for hedging purposes, is subject to the risk that the value of its portfolio securities may not change as much as that of an index because the Portfolio's investments generally will not match the composition of an index.

WARRANTS
  Each Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. A Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with a Portfolio's positions in options on futures and options on securities indices.

OTHER LIMITATIONS
  The Commodity Exchange Act prohibits U.S. persons, such as a Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, each Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable Commodity Futures Trading Commission ("CFTC") regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that a Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute BONA FIDE hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

CORRELATION OF PRICE CHANGES
  Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio's other investments.

  Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS
  There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

  POSITION LIMITS

  Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or its Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS
  Each Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, each Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

RISK MANAGEMENT
Each Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


                          THE GERMAN SECURITIES MARKETS

EQUITY MARKETS
Equity securities trade on the country's eight regional stock exchanges (Frankfurt, Dusseldorf, Munich, Hamburg, Berlin, Stuttgart, Hanover and Bremen), of which Frankfurt accounted for approximately 78% of the total volume in 1997. While trading in listed securities is not legally or otherwise confined to the exchanges, they are believed to handle the largest part of trading volume in equity transactions.

                   MARKET CAPITALIZATION AND TRADING VOLUME
               OF EQUITY SECURITIES ON GERMAN STOCK EXCHANGES(1)
                                 (IN BILLIONS)
                     MARKET                   TRADING VOLUME FOR
                CAPITALIZATION AS               THE YEAR ENDED
            OF DECEMBER 31, 1997 (2)         DECEMBER 31, 1997 (2)
1992           $348.14     DM 561.89        $876.8     DM 1,415.2
1993           463.48       800.10          1,150.3      1,985.8
1994           499.25       773.88          1,302.9      2,017.9
1995           544.89       781.10          1,146.8      1,643.9
1996           635.95       988.77          1,487.6      2,312.9
1997           825.23      1,483.85         2,067.4      3,717.4


(1)  Excluding stocks of foreign-domiciled companies and investment companies.

(2) U.S. dollar equivalents calculated at year-end exchange rates. The figures for 1992 through 1994 include warrants.

Sources: Deutsche Borse AG and the Deutsche Bundesbank.

German stock exchanges offer three different market segments within which stocks are traded:

(i) The official market (AMTLICHER HANDEL) comprises trading in shares which have been formally admitted to official listing by the admissions committee of the stock exchange concerned, based upon disclosure in the listing application or "prospectus."

(ii) The regulated, unlisted market (GEREGELTER MARKET) comprises trading in shares not admitted to official listing. Companies admitted to this market segment are exempt from publishing a full listing prospectus, but are required to submit an offering memorandum. Admission is granted by a special committee which is also responsible for the supervision of the establishment of prices.

(iii)The unofficial unregulated telephone or over-the-counter market (FREIVERKEHR) comprises trading in securities that have not followed any special listing procedure. It includes trading in securities by telephone or on the stock exchange premises, between banks or through floor brokers prior to or after official trading hours.

For an official listing, the German stock exchanges and pertinent legislation require public disclosure of all information about an issuer considered material to an evaluation of the securities to be listed. Applications must further provide the latest annual financial statements of the issuer with explanatory notes, including disclosure of any liabilities not shown therein. They must also furnish details of the issuer to be listed. Generally, DM 0.5 million par value (i.e., 10,000 shares of DM 50 par value) is considered to be the minimum amount suitable for full listing. Applications for admission to regulated unlisted trading must contain essentially similar information as that required for full listing, but in a condensed form that may be submitted as a memorandum. However, the document, in lieu of being published, may be deposited with paying agents so long as reference is made in one of the official stock exchange publications.

Markets in listed securities are generally of the auction type, but a substantial amount of listed securities also changes hands in inter-bank dealer markets both on and off the stock exchanges. Prices for active stocks, including those of larger companies, are quoted continuously during stock exchange hours. Less active listed and stocks admitted to trading in the regulated unlisted market are quoted only once a day.

Options on both domestic and foreign stocks have been traded since 1970 although trading activity is relatively low. There is also active trading in share warrants, generally issued in conjunction with bonds.

As set forth below under "Role of Banks in German Capital Markets," German banks, brokers and selected domestic investment trusts are regular members of the stock exchanges. Banks may deal on a net basis for their own account, as well as for accounts of domestic and foreign institutional customers during or after regular stock exchange hours.

STOCK INDICES
Two principal stock indices in Germany are the DAX Index (Deutscher Aktienindex; i.e., German Stock Index) and the CDAX German Composite Index (Composite Deutscher Aktienindex). The DAX Index is composed of the 30 most actively traded German blue-chip stocks. It represents over 71% of the total equity capital of German exchange-listed companies. Trading in these shares accounts for approximately 73% of the stock volume traded on the German exchanges. The CDAX German Composite Index comprises all German stocks listed in the official market at the Frankfurt Stock Exchange.

Set forth in the table below is information concerning the total return of the DAX Index and CDAX Index for each of the periods indicated.

                               ANNUAL TOTAL RETURN(1)
                      1992       1993      1994    1995     1996      1997
DAX                  (2.09)%    46.71%    (7.06)%   6.99%   28.17%   47.11%
CDAX                 (6.39)%    44.56%    (5.83)%   4.75%   22.14%   40.83%
Dollar-adjusted DAX  (8.33)%    36.85%     4.12%   15.60%   18.17%   27.63%
Dollar-adjusted CDAX (12.36)%   34.85%     5.50%   13.17%   12.61%   22.18%
(1)   Based on U.S. dollar returns.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1997 represented 28.7% of total trading volume on the German stock exchanges: Deutsche Bank AG with DM 254.7 billion, Daimler Benz AG with DM
233.7 billion, Siemens AG with DM 224.7 billion, Volkswagen AG with DM 192.3 billion, and Bayer AG with DM 145.1 billion.

The actual float available for public trading is significantly smaller than the aggregate market value cited above because of the large extent of long-term holdings by non-financial corporations, family groups and banks. However, the number of publicly traded shares has been increasing in recent years due to a reduction in such holdings on the part of certain insurance companies and public authorities. In addition, the continuing public offerings of equity securities previously controlled by the federal government have contributed to the growing size of the float.

Domestic institutional ownership of German equities, while large relative to that by individuals, is less than that in certain other industrial countries. The German Government is encouraging the expansion of private participation in the equity markets, and has contributed to this process both directly, through public sale of government-owned enterprises, as well as indirectly through fiscal measures.

Set forth in the table below is information concerning the industry composition of the DAX Index and CDAX Index.

       INDUSTRY COMPOSITION OF DAX(1) AND CDAX(2)
       INDEX AS OF DECEMBER 31, 1997
                          DAX           CDAX
Automobile              12.21%         10.84%
Construction             --             3.05%
Chemicals               15.35%         19.01%
Mergers                  --             0.85%
Electronics Industry    11.49%          5.69%
Brewery                  --             0.72%
Hypo Banks               --             1.02%
Banks                   18.55%          --
Credit Banks             --            11.10%
Traffic                  1.25%          0.82%
Mechanical Engineering   4.82%          7.42%
Paper                    --             0.86%
Utilities               16.45%         18.18%
Steel and Raw Materials  2.08%          2.17%
Textile                  --             1.35%
Insurance               15.85%         11.57%
Consumer Goods           1.96%          5.35%
Total                  100.00%        100.00%

(1) The DAX Index is comprised of 30 stocks representing approximately 75% of the market capitalization of the Frankfurt stock exchange.

(2)   The CDAX Index is comprised of 355 stocks (subject to adjustments).

PRIMARY MARKETS
The amount of funds raised in equity financings in 1997 decreased by DM 19,846 million to DM 4,961 million while the number of financings increased by 22 to
36. The total value of primary offerings for each of the previous five years of listed equity issues is shown in the table below.

       PRIMARY OFFERINGS OF LISTED EQUITY SECURITIES
       BY DOMESTIC ISSUERS
       (MILLIONS OF DM)
        1992    1993  1994    1995     1996   1997
Value    804     833  1,246   6,495   24,807  4,961
Source: Deutsche Borse AG.

ROLE OF BANKS IN GERMAN CAPITAL MARKETS
As is the case in other continental European developed countries, German commercial and banking laws permit commercial banks to act, either directly or indirectly, as investment bankers/underwriters, managers of mutual and other investment funds and investment advisers, as well as securities broker/dealers. Many German banks, including Deutsche Bank AG ("Deutsche Bank"), are members of stock exchanges in their respective countries. Moreover, they may, directly or indirectly, also provide other financial services such as life insurance, mortgage lending and installment financing. Lastly, they may, and frequently do, maintain long-term equity participations in industrial, commercial or financial enterprises, including enterprises whose voting and other equity securities may be publicly traded and/or listed on national securities exchanges. Recent legislation requires notification of the newly established Securities Trading Supervisory Office and publication if certain thresholds of participating in the voting capital of a stock exchange listed corporation are passed.

Deutsche Bank, the parent of the Manager and the Investment Adviser, holds significant participation in five listed German companies. The term "significant" denotes direct ownership of over 25% of the voting equity which, under German law, provides the holder with veto power in policy decisions, such as a change of business objectives or major acquisitions. Deutsche Bank owns equity interests ranging from 25% to 50% in holding companies that own participations of 25% or more in an additional five listed German companies, most of which are publicly owned. In addition, Deutsche Bank may maintain trading positions in the securities of these and other (domestic and foreign) companies, and may make trading markets in some of them, subject to limitations imposed by applicable law, including the limitations of the German Stock Exchange Law (Borsengesetz) of 1896, as amended. Deutsche Bank directors or officers may, by virtue of such ownership or otherwise, be elected to the Supervisory Boards of these and other companies. Deutsche Bank and its affiliates may also have commercial lending relationships with companies whose securities a Portfolio may acquire.

In their capacity as underwriters, German banks originate and manage new issues of domestic and international fixed income and equity securities both in their respective domestic primary market and in the Euromarket. Deutsche Bank frequently acts as lead manager for domestic underwritten offerings of both debt and equity securities. Under an SEC rule, the Portfolios may purchase securities in offerings in which Deutsche Bank or one of its affiliates is the principal underwriter, subject to certain conditions. Directly and through its various wholly-owned affiliates abroad, Deutsche Bank is a major factor in the Eurobond market. Although the Portfolio will not purchase securities from or sell securities to Deutsche Bank, the trading activities of Deutsche Bank as well as the investment positions and underwriting activities in such securities could have either an adverse or beneficial effect on the price of those securities already held in the Portfolio or contemplated for purchase and, depending on the size of Deutsche Bank's position, may or may not affect the availability of the securities for investment of the Portfolio.


                       JAPANESE EQUITY SECURITIES MARKETS

Listed securities in Japan trade on three Main Japanese Exchanges (the Nagoya Stock Exchange, the Osaka Securities Exchange and the Tokyo Stock Exchange (the "TSE")) and five regional stock exchanges (the Fukuoka Stock Exchange, the Hiroshima Stock Exchange, the Kyoto Stock Exchange, the Niigata Stock Exchange and the Sapporo Stock Exchange). The TSE is the largest and most prestigious of the exchanges and is widely regarded as the central marketplace for all of Japan.

There are two widely followed price indices in Japan for listed securities. The Nikkei Stock Average ("NSA") is the arithmetic average of 225 selected stocks computed by a private corporation. The Tokyo Stock Price Index ("TOPIX"), published by the TSE, is the composite index of all common stock listed on the First Section of the TSE. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

The following table sets forth the year-end NSA and TOPIX for 1987 through 1997 and yen and dollar-adjusted total return information for those years.

       NSA      TOPIX
       TOTAL RETURN(1)TOTAL RETURN(1)
                  DOLLAR                           DOLLAR
       INDEX       (Y)     ADJUSTED        INDEX    (Y)ADJUSTED
1987  21,564.00    15.31%    50.54%     1,725.83    10.89%    44.77%
1988  30,159.00    39.86%    35.61%     2,357.03    36.57%    32.42%
1989  38,915.87    29.04%    12.21%     2,881.37    22.25%    6.31%
1990  23,848.71   -38.72%   -35.08%     1,733.83   -39.83%    -36.26%
1991  22,983.77    -3.63%     4.75%     1,714.68    -1.10%    7.49%
1992  16,924.95   -26.36%   -26.33%     1,307.66   -23.74%    -23.71%
1993  17,417.24     2.91%    15.02%     1,439.31    10.07%    23.03%
1994  19,723.06    13.24%    27.00%     1,559.09     8.32%    21.48%
1995  19,868.15     0.74%    -2.85%     1,577.70     1.19%    -2.41%
1996  19,361.35    -2.55%   -13.06%     1,470.94    -6.77%    -16.83%
1997  15,258.74   -21.19%   -29.65%     1,175.03   -20.12%   -28.69%

(1) Total return is the percent change in the index from the start of the year to the end.

     Sources: Tokyo Stock Exchange, Annual Securities Statistics (1998); Monthly Statistics Report (Dec. 1987, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995,
1996, 1997).

The Japanese stock and real estate markets of the late 1980s have been dubbed "bubble" markets because they were characterized by dramatic increases in the volume of trading and transactions as well as in prices of stock and land. Such increases were driven by investors' expectations that stock and land prices would rise even further for the foreseeable future, thereby justifying (in their minds) their over-priced investments in Japanese stock and real estate. Many of such investments were financed with secured loans from Japan's banks and so-called "non-bank banks" (i.e., companies that are not licensed by the Minister of Finance to engage in the business of commercial banking but that are primarily engaged in the business of commercial lending).

The collapse of the "bubble" stock market in 1990 had a material adverse impact on the financial situation of various participants therein. Such collapse also led to various problems involving irregular practices in the securities business, such as compensation to favored customers by securities companies for trading and other losses. The decline in stock prices has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

The following table sets forth the aggregate trading volume and the value of Japanese stocks on the eight Japanese stock exchanges for the years 1989 through 1997. Trading on the TSE represented over 72% of trading volume in each year.

       VOLUME   VALUE
YEAR   (MILLIONS OF SHARES)    ((Y)BILS.)
1989         256,296           386,395
1990         145,837           231,837
1991         107,844           134,160
1992          82,563            80,456
1993         101,172           106,123
1994         105,936           114,622
1995         120,148           115,840
1996         126,496           136,170

1997         130,657           151,450

Source: Tokyo Stock Exchange, Fact Book 1998.

The Main Japanese Exchanges divide listed companies into First and Second Sections. Generally, larger, established companies are assigned to the First Section. Such companies meet more stringent listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. At the end of 1997, 1,327 Japanese companies were listed on the First Section of the TSE. Newly listed and smaller companies are assigned to the Second Section. At the end of 1997, 478 Japanese companies were listed on the Second Section of the TSE. In an effort to increase the number of companies listed on the Second Section, the Second Section listing requirements prescribed by each of the Main Japanese Exchanges were lowered in 1996.

The 20 leading Japanese companies on the TSE, by market value, represented 35.4% of the total market value of the TSE at year-end 1997. In 1997, three industrial groups accounted for approximately 41% of the total market value of the TSE: banks, 15.4%; electric appliances, 14.8%; and transportation equipment, 10.7%. The following table sets forth the number of companies listed on the TSE and market value by industrial group for year-end 1997.

       NUMBER OF                MARKET VALUES
       COMPANIES                  ((Y) BILS.)
Fishery, Agriculture & Forestry        7                     247
Mining                                 9                     312
Construction                         147                   6,127
Foods                                 92                   8,171
Textiles & Apparels                   64                   3,385
Pulp & Paper                          22                   1,668
Chemicals                            131                  12,898
Pharmaceutical                        39                  10,679
Oil & Coal Products                   13                   1,754
Rubber Products                       15                   2,894
Glass & Ceramics Products             40                   2,811
Iron & Steel                          51                   4,444
Nonferrous Metals                     34                   3,847
Metal Products                        48                   1,707
Machinery                            150                   8,835
Electric Appliances                  183                  41,818
Transportation Equipment              88                  30,331
Precision Instruments                 28                   2,294
Other Products                        51                   7,727
Electric Power & Gas                  17                  12,653
Land Transportation                   38                  13,071
Marine Transportation                 21                     894
Air Transportation                     5                   1,413
Warehousing & Harbor
  Transportation Services             24                     637
Communication                          4                   7,735
Wholesale Trade                      124                   8,140
Retail Trade                          93                  14,305
Banks                                103                  43,435
Securities                            25                   5,181
Insurance                             14                   5,185
Other Financing Businesses            23                   5,380
Real Estate                           26                   3,802
Services                              76                   8,096
Total                              1,805                 281,876
Manufacturing                      1,049                 145,263
Non-Manufacturing                    756                 136,613
Total                              1,805                 281,876
Source: Tokyo Stock Exchange, Fact Book 1998.

The amount of funds raised in equity financings by all the companies listed on the TSE in 1997 decreased by 595 billion yen to 938 billion yen while the number of financings decreased by 111 to 142. The following table sets forth the number of equity financings by companies listed on the TSE and the amount raised for each of 1992 through 1997.



            RIGHTS            PUBLIC            PRIVATE         EXERCISE
          OFFERINGS          OFFERINGS        PLACEMENTS       OF WARRANTS     TOTAL
       NUMBER   AMOUNT   NUMBER   AMOUNT    NUMBER  AMOUNT   NUMBER  AMOUNT   AMOUNT
         OF     RAISED     OF     RAISED      OF    RAISED     OF    RAISED   RAISED
     FINANCINGS((Y)BILS.)FINANCINGS((Y)BILS.)FINANCINGS((Y)BILS.)FINANCINGS     ((Y)BILS.)    ((Y)BILS.)
1992     20      111         3       4        22      102      127    203 419
1993      9       48         4       7        14      150      184    617 822
1994      2       10        18     237         8      239      180    451 935
1995     12       96         8      33        19      160      118    299 588
1996      9      337        36     305        20      218      187    6731,533
1997      9       73        26     128        19      369       88    368 938
Source: Tokyo Stock Exchange, Fact Book 1998.


                             INVESTMENT RESTRICTIONS

The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include its corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

The investment restrictions below have been adopted by the Corporation with respect to each Fund as indicated and by the Portfolio Trust with respect to each Portfolio as indicated. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund or a Portfolio, as the case may be. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio, each of the Funds and its corresponding Portfolio may not:

   1.Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or instrumentalities.

   2.Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

   3.Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

   4.Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

   5.Purchase or sell real estate except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

   6.Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

   7.Make loans, except that the Portfolio may (1) lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The investment restrictions described below are non-fundamental policies of the Funds and their corresponding Portfolios and may be changed by their respective Directors or Trustees. These non-fundamental investment policies require that each Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

(I) ACQUIRE SECURITIES OF OTHER INVESTMENT COMPANIES, EXCEPT AS PERMITTED BY THE 1940 ACT OR ANY RULE, ORDER OR INTERPRETATION THEREUNDER, OR IN CONNECTION WITH A MERGER, CONSOLIDATION, REORGANIZATION, ACQUISITION OF ASSETS OR AN OFFER OF EXCHANGE, PROVIDED THAT PROVESTA PORTFOLIO AND INVESTA PORTFOLIO SHALL EACH BE LIMITED TO 5% IN THE AMOUNT OF ITS TOTAL ASSETS THAT MAY BE INVESTED IN THE AGGREGATE IN SECURITIES OF INVESTMENT COMPANIES AS A GROUP. CURRENTLY THE 1940 ACT PROHIBITS A PORTFOLIO FROM ACQUIRING SECURITIES OF OTHER INVESTMENT COMPANIES IF AS A RESULT (I) MORE THAN 5% OF THE VALUE OF A PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN THE SECURITIES OF ANY ONE INVESTMENT COMPANY, (II) MORE THAN 10% OF THE VALUE OF ITS TOTAL ASSETS WILL BE INVESTED IN THE AGGREGATE IN SECURITIES OF INVESTMENT COMPANIES AS A GROUP, OR (III) MORE THAN 3% OF THE OUTSTANDING VOTING STOCK OF ANY ONE INVESTMENT COMPANY WILL BE OWNED BY A PORTFOLIO;
(II)ACQUIRE ANY ILLIQUID INVESTMENTS, SUCH AS REPURCHASE AGREEMENTS WITH MORE THAN SEVEN DAYS TO MATURITY, IF AS A RESULT THEREOF, MORE THAN 15% OF THE MARKET VALUE OF THE FUND'S NET ASSETS WOULD BE IN INVESTMENTS THAT ARE ILLIQUID;
(III) INVEST MORE THAN 10% OF ITS NET ASSETS IN UNLISTED SECURITIES AND NOTES (AS DEFINED IN THE FUND'S PROSPECTUS);
(IV)SELL ANY SECURITY SHORT, EXCEPT TO THE EXTENT PERMITTED BY THE 1940 ACT. TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS SHALL NOT CONSTITUTE SELLING SECURITIES SHORT; OR
(V) PURCHASE SECURITIES ON MARGIN, BUT A PORTFOLIO MAY OBTAIN SUCH SHORT TERM CREDITS AS MAY BE NECESSARY FOR THE CLEARANCE OF TRANSACTIONS. The DWS Funds are subject to regulation under the German Investment Companies Act. Therefore, in addition to the investment policies discussed herein and in the Prospectus, each Fund, except Top 50 US and its corresponding Portfolio, has adopted additional non-fundamental investment policies. These non-fundamental investment policies require that each such Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

(I) INVEST MORE THAN 10% OF ITS NET ASSETS IN THE SECURITIES OF ANY ONE ISSUER OR INVEST MORE THAN 40% OF ITS NET ASSETS IN THE AGGREGATE IN THE SECURITIES OF THOSE ISSUERS IN WHICH THE PORTFOLIO HAS INVESTED IN EXCESS OF 5% BUT NOT MORE THAN 10% OF ITS NET ASSETS. FOR PURPOSES OF THIS RESTRICTION, MORTGAGE BONDS AND MUNICIPAL BONDS AS WELL AS BONDS AND NOTES ISSUED BY THE FRG, THE STATES OF THE FRG, A MEMBER STATE OF THE EUROPEAN UNION ("EU"), A STATE PARTY TO THE CONVENTION ON THE EUROPEAN ECONOMIC AREA ("CEEA"), A MEMBER STATE OF THE ORGANIZATION FOR ECONOMIC COOPERATION AND DEVELOPMENT ("OECD") OR THE EU SHALL BE VALUED AT HALF OF THEIR VALUE. BONDS OF CREDIT INSTITUTIONS SITUATED IN A MEMBER STATE OF THE EU OR STATE PARTY TO THE CEEA SHALL BE VALUED AT HALF THEIR VALUE PROVIDED THAT THE CREDIT INSTITUTIONS ARE BY LAW SUBJECT TO A SPECIAL PUBLIC SUPERVISION TO PROTECT THE HOLDERS OF SUCH BONDS AND PROVIDED THE FUNDS RAISED THROUGH THE ISSUE OF SUCH BONDS ARE INVESTED IN ACCORDANCE WITH THE LEGAL PROVISIONS IN ASSETS, WHICH PROVIDE SUFFICIENT COVERAGE FOR THE ENSUING LIABILITIES THROUGHOUT THE ENTIRE LIFE OF THE BONDS AND WHICH IN CASE OF DEFICIENCY OF THE ISSUER ARE EARMARKED FOR PRIOR REDEMPTION OF PRINCIPAL AND PAYMENT OF INTEREST. SECURITIES AND NOTES ISSUED BY COMPANIES IN THE SAME AFFILIATED GROUP SHALL BE CONSIDERED SECURITIES OF THE SAME ISSUER (BORROWER);
(II)PURCHASE BONDS OF THE SAME ISSUER TO THE EXTENT THAT THEIR TOTAL VALUE EXCEEDS 10% OF THE TOTAL VALUE OF THE BONDS OUTSTANDING OF THE SAME ISSUER. THIS RESTRICTION DOES NOT APPLY TO BONDS ISSUED BY A NATIONAL GOVERNMENT, A LOCAL AUTHORITY OF A MEMBER STATE OF THE EU, A STATE PARTY TO THE CEEA OR BY THE EU, OR IF ONE OF THESE BODIES GUARANTEES THE PAYMENT OF INTEREST OR THE REPAYMENT OF PRINCIPAL. FOR PURCHASES, THE ABOVE LIMIT NEED NOT BE COMPLIED WITH IF THE TOTAL VALUE OF THE OUTSTANDING BONDS OF THE SAME ISSUER CANNOT BE DETERMINED;
(III) PURCHASE NON-VOTING SHARES OF THE SAME ISSUER TO THE EXTENT THAT THE TOTAL VALUE EXCEEDS 10% OF THE TOTAL VALUE OF NON-VOTING SHARES OF THE ISSUER; AND
(IV) BORROW MONEY, EXCEPT IN AMOUNTS NOT TO EXCEED 10% OF THE FUND'S TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED).
The European Bond Fund is subject to an additional non-fundamental investment restriction: no more than 10% of the value of its total assets will be invested in equity securities (including warrants).

ALL FUNDS
  There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

  For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry based on classifications used by Micropal, a leading company offering a comprehensive and accurate performance measurement service specializing in collective investment vehicles. Micropal monitors all the world's major fund markets and has a range of clients from financial institutions to individual investors. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                        DIRECTORS, TRUSTEES, AND OFFICERS

The Directors of the Corporation, Trustees of the Portfolio Trust and executive officers of the Corporation, and principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

DIRECTORS OF THE CORPORATION AND TRUSTEES OF THE PORTFOLIO TRUST
EDWARD C. SCHMULTS

     Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President - External Affairs and General Counsel of GTE Corporation (prior to
1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, VT
05738.

ROBERT H. WADSWORTH

     President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is Investment Company Administration Corp., 479 West 22nd Street, New York, NY 10011.

WERNER WALBROEL

     President and Chief Executive of the German American Chamber of Commerce, Inc. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr. Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019.

   G. RICHARD STAMBERGER*

     Managing Director of Deutsche Bank Securities Inc., Director of The Germany Fund, Inc., DB New World Fund Limited, and The Central European Equity Fund, Inc. Managing Director of C.J. Lawrence, Inc. (prior to 1993). Mr. Stamberger's address is Deutsche Bank Securities Investment Management Inc., 31 West 52nd Street, New York, NY 10019.

CHRISTIAN STRENGER*

     Managing Director of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since 1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany.


OFFICERS OF THE CORPORATION
BRIAN A. LEE

     President. President and Managing Director of DFM (since January 1997). Director of Deutsche Bank Trust Company (since 1994). President and Chief Operating Officer of Deutsche Bank Trust Company (1994-1997). Director of Deutsche Bank Securities Corp. (1993-1994). Director of Value Line Securities, Inc. (1992-1993). National Director and Head of Retail Sales and Service Division, The Dreyfus Corporation (prior to 1992). Director, Boggy Creek Hole in the Wall Gang Camp for Children. Trustee, Valley Hospital. Director, Capital Sources Board, State of New Jersey.

   JOSEPH CHEUNG

     Treasurer. Vice President (since 1996), Assistant Vice President (1994-1996) and Associate (1991-1994) of Deutsche Bank Securities Inc. Treasurer of the CountryBaskets SM Index Fund, Inc. (1996-1997). Chief Financial Officer and Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and the New Germany Fund, Inc. (since 1993).

ROBERT R. GAMBEE

     Secretary. Director of Deutsche Bank Securities Inc. (since 1992). First Vice President of Deutsche Bank Securities Inc. (1987-1991). Chief Operating Officer and Secretary of The Germany Fund, Inc., The Central European Equity Fund, Inc., and the New Germany Fund, Inc.

LAURA WEBER

     Assistant Secretary and Assistant Treasurer. Associate of Deutsche Bank Securities Inc. (since June 1997). Manager of Raymond James Financial (1996-1997). Portfolio Accountant of Oppenheimer Capital (1995-1996). Supervisor (1994-1995) and Mutual Fund Accountant (1993-1994) of Alliance Capital Management.

     * Is an "interested person" of the Corporation or the Portfolio Trust as that term is defined in the 1940 act.

     Mr. Lee, Mr. Strenger and Mr. Stamberger own less than 1% of the shares of Deutsche Bank AG, of which the Manager and Adviser are indirect subsidiaries.

The address of each officer of the Corporation is 31 West 52nd Street, New York, NY 10019.

OFFICERS OF THE PORTFOLIO TRUST
HOLGER NAUMANN
Treasurer
      Director of DFM (since January 1997). Head of Participations at DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since December 1995). Group Strategy Department at Deutsche Bank AG (1992-1995).
   COMPENSATION TABLE--DIRECTORS OF THE CORPORATION
                      AGGREGATE          TOTAL
                    COMPENSATION      COMPENSATION
                      FROM THE    FROM THE CORPORATION
                     CORPORATION    AND FUND COMPLEX*

Edward C. Schmults,
Director               $7,000         $44,750
Robert H. Wadsworth,
Director               $7,000         $62,000
Werner Walbroel,
Director               $7,000         $46,250
G. Richard Stamberger,
Director                 None            None
Christian Strenger,
Director                 None            None


* The Fund Complex consists of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

  Information is furnished for the period from May 22, 1997, organization date of the Corporation, to August 31, 1998.

   COMPENSATION TABLE--TRUSTEES OF THE PORTFOLIO TRUST
                     AGGREGATE          TOTAL
                   COMPENSATION    COMPENSATION FROM
                     FROM THE     THE PORTFOLIO TRUST
                  PORTFOLIO TRUST  AND FUND COMPLEX*

Edward C. Schmults,
Trustee                $7,000        $44,750
Robert H. Wadsworth,
Trustee                $7,000        $62,000
Werner Walbroel,
Trustee                $7,000        $46,250
G. Richard Stamberger,
Trustee                  None           None
Christian Strenger,
Trustee                  None           None


* The Fund Complex consists of the Portfolio Trust, the Corporation, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

  Information is furnished for the period from May 22, 1997, organization date of the Portfolio Trust, to August 31, 1998.

The non-interested Directors of the Corporation receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Corporation and allocated among the series based upon their respective net assets.

The non-interested Trustees of the Portfolio Trust receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Portfolio Trust and allocated among the series based upon their respective net assets.

Neither the Corporation nor the Portfolio Trust requires employees, and none of the Corporation's officers devotes full time to the affairs of the Corporation or receive any compensation from a Fund or a Portfolio.

   FUND OWNERSHIP
As of June 22 , 1998, the Directors of the Corporation, Trustees of the Portfolio Trust and Officers of the Corporation and the Portfolio Trust as a group owned approximately 3,668 (33.62%) Class A Shares of the Top 50 World Fund, approximately 3,523 (8.43%) Class A Shares of the Top 50 Europe Fund, no outstanding Shares of the Top 50 Asia Fund, no outstanding Shares of the Top 50 US Fund, approximately 6,793 (11.96%) Class A Shares of the European Mid-Cap Fund, no outstanding Shares of the German Equity Fund, Japanese Equity Fund, Global Bond Fund, and the European Bond Fund.

As of June 22, 1998, Directors of the Corporation, Trustees of the Portfolio Trust and Officers of the Corporation and the Portfolio Trust as a group owned none of the beneficial interests in any of the Portfolio Trust. As of the same date, no person owned 5% or more of the voting stock of any Portfolio except that the Corporation owned 100% of the outstanding beneficial interests in each Portfolio.

As of June 22, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of Top 50 World Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 shares (8.15%); Investors Bank & Trust Company, Franklin Lakes, NJ, owned approximately 3,668 shares (33.62%); Scott I. Kaplan, New York, NY, owned approximately 831 shares (7.62%); Joanna and Maciej Fiutak, Belle Harbor, NY, owned approximately 1,257 shares (11.52%); and Karen L. James, New York, NY, owned approximately 1,088 shares (9.97%).

 As of June 22, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Top 50 World Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 1,740 shares (100%).

As of June 22, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Top 50 Europe Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, (as record holder for its clients)owned approximately 27,567 shares (65.94%); Candace and Kevin J. Daly, London, England, owned approximately 4,091 shares (9.79%); and Investors Bank and Trust Company, Franklin Lakes, NJ, owned approximately 3,523 shares (8.43%).

 As of June 22, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Top 50 Europe Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 88,784 shares (98.46%).

As of June 22, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Top 50 Asia Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 shares (28.07%); Robert D. Mancuso, Medfield, MA, owned approximately 416 shares (13.15%); Carl DiFrancesco, Livingston, NJ, owned approximately 276 shares (8.74%); Daniel C. and Margaret Sblendorio, Middletown, NJ, owned approximately 252 shares (7.98%); Gregory Duepner, New York, NY, owned approximately 504 shares (15.95%); and Frederick Ferraro, Stewart Manor, NY, owned approximately 241 shares (7.62%).

 As of June 22, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Top 50 Asia Fund: Deutsche Bank Securities Inc. (as record holder for its clients), New York, NY, owned approximately 6,441 shares (100%).

As of June 22, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Top 50 US Fund: Deutsche Bank Securities Inc. (as record holder for its clients), New York, NY, owned approximately 92,781 shares (68.92%); and Miter & Co., Milwaukee, WI, owned approximately 17,618 shares (13.08%).

 As of June 22, 1998, the following shareholders of record owned 5% or more of the outstanding Class B Shares of the Top 50 US Fund: Deutsche Bank Securities Inc. (as record holder for its clients), New York, NY, owned approximately 7,912 (19.58%); and Parker Hunter Inc. (as record holder for its clients), New Castle, PA, owned approximately 31,741 shares (78.39%).

As of June 22, 1998 , the following shareholders of record owned 5% or more of the outstanding Class A Shares of the European Mid-Cap Fund: Investors Bank and Trust Company, Franklin Lakes, NJ, owned approximately 6,793 shares (11.96%); and Merrill Lynch Pierce Fenner & Smith (as record holder for its clients) owned approximately 39,830 shares (70.14%).

As of June 22, 1998 , the following shareholder of record owned 5% or more of the outstanding Class B Shares of the European Mid-Cap Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 95,946 shares (92.42%).

As of June 22, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the German Equity Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 shares (6.14%); Merrill Lynch Pierce Fenner & Smith (as record holder for its clients) Jacksonville, FL, owned approximately 10,435 shares (72.08%).

As of June 22, 1998, the following shareholders of record owned 5% or more of the outstanding Class B Shares of the German Equity Fund: Investors Bank & Trust Co., FBO Alison J. Mazurkiewicz IRA, Lake Zurich, IL, owned 1,897 shares (22.94%); and Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 5,572 shares (67.38%).

As of June 22, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Japanese Equity Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 shares (65.87%); Daniel C. and Margaret Sblendorio, Middletown, NJ, owned approximately 268 shares (19.91%); and Alvin and Darius Foreman, Bridgeport, CT, owned approximately 71 shares (5.30%).

As of the same date, no shareholders of record owned 5% or more of the outstanding Class B Shares of the Japanese Equity Fund.

As of June 22, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Global Bond Fund: Robert J. and Diane Pastor, Colts Neck, NJ, owned approximately 2,082 shares (33.00%); Wolf A. Kluge, New York, NY, owned approximately 938 shares (14.87%); Federated Administrative Services, Pittsburgh, PA, owned approximately 888 shares (14.09%); and Joanna and Maciej Fiutak, Belle Harbor, NY, owned approximately 1,961 shares (31.09%).

As of the same date, no shareholders of record owned 5% or more of the outstanding Class B shares of the Global Bond Fund.

As of June 22, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the European Bond Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 shares (52.53%); Joachim W. Hall and Barbara Schumann, Freeport, NY, owned approximately 197 shares (11.68%); Daniel G. Spadaro, Hoboken, NJ, owned approximately 86 shares (5.09%); and Giuseppe Auricchio; Hoboken, NJ, owned approximately 507 shares (30.01%).

As of the same date, no shareholders of record owned 5% or more of the outstanding Class B Shares of the European Bond Fund.



                                     MANAGER

The investment manager to each Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

Pursuant to an investment management agreement with the Portfolio Trust with respect to each Portfolio (the "Management Agreement"), DFM acts as investment manager to each Portfolio and, subject to the supervision of the Board of Trustees of the Portfolio Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of each Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides each Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to each Portfolio are not exclusive under the terms of the Management Agreement. DFM is free to render similar investment management services to others.

The Management Agreement is dated July 28, 1997, and will remain in effect until July 28, 1999, and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Portfolio Trust's Trustees, and
(ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. The Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Portfolio Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each of Top 50 World, Top 50 Europe and Top 50 Asia Portfolio, each Equity Portfolio (except the foregoing three Top 50 Portfolios) and each Bond Portfolio, which is computed daily and may be paid monthly, equal to 1.00%, 0.85% and 0.75%, respectively, of the average daily net assets of such Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

From the Portfolios' commencement of operations through February 28, 1998, DFM earned management fees as follows:

      COMMENCEMENT
PORTFOLIO   OF OPERATIONS     MANAGEMENT FEE
Top 50 World Portfolio       10/2/97           $24,276
Top 50 Europe Portfolio      10/2/97            19,927
Top 50 Asia Portfolio       10/14/97            58,531
Top 50 US Portfolio          10/2/97            13,124
Provesta Portfolio          10/17/97             6,485
Investa Portfolio           10/17/97             6,593
Japanese Equity Portfolio   10/20/97             5,400
Global Bond Portfolio       10/15/97             7,704
European Bond Portfolio     10/17/97             6,256
The Glass-Steagall Act and other applicable laws generally prohibit banks (including foreign banks having U.S. operations, such as Deutsche Bank AG) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. The interpretation does not prohibit a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Deutsche Bank AG believes that DFM may perform the services for the Portfolio Trust and the Corporation contemplated by the Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It is possible that future changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent DFM from continuing to perform such services for each Portfolio.


                                     ADVISER

   DFM has entered into an investment advisory agreement (the "Advisory Agreement") dated July 28, 1997, on behalf of the Portfolio Trust with respect to each Portfolio except Top 50 US Portfolio with DWS International Portfolio Management GmbH and with respect to Top 50 US Portfolio with Deutsche Bank Securities Investment Management Inc. ("DBSIM"). It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of its respective Portfolio(s), arrange for the execution of portfolio transactions and generally manage each Portfolio's investments in accordance with its investment objective, policies and restrictions.

   The DWS Adviser and DBSIM Adviser are each an indirect subsidiary of Deutsche Bank AG. For these services, the respective Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75%, 0.60% and 0.50% of the average daily net assets of each of Top 50 World, Top 50 Europe and Top 50 Asia Portfolio, each Equity Portfolio (except the foregoing Top 50 Portfolios) and each Bond Portfolio, respectively, on an annualized basis for the Portfolio's then-current fiscal year.

The Advisory Agreement is dated July 28, 1997, and will remain in effect until July 28, 1999, and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Portfolio Trust's Trustees, and
(ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate with respect to a Portfolio automatically if assigned or if the Management Agreement is terminated with respect to that Portfolio and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the relevant Adviser and by each Adviser on 90 days' written notice to the Manager and the Portfolio Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

For each Portfolio advised by the DWS Adviser there is a corresponding DWS Fund, as follows (having launch dates and net assets as of March 31, 1998, as indicated): Provesta Portfolio--Provesta (November 1985, $1.05 billion), Investa Portfolio--Investa (December 1956, $2.44 billion), Japanese Equity Portfolio--DWS-Japan Fonds (April 1992, $463 million), Global Bond Portfolio--Inter Renta (July 1969, $10.8 billion), European Bond Portfolio--Eurorenta (November 1987, $2.24 billion), Top 50 World Portfolio--Top 50 Welt (January 1997, $3.36 billion), Top 50 Europe Portfolio--Europa (October 1995, $1.65 billion), and Top 50 Asia Portfolio--Top 50 Asian (April 1996, $595 million).


                                  ADMINISTRATOR

Under the master agreement for administration services with the Corporation ("Administration Agreement"), Federated Services Company serves as administrator to the Funds ("Administrator"). In connection with its responsibilities as Administrator of the Funds, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory filings; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

The Administration Agreement between the Corporation and Federated Services Company (dated July 28, 1997) with respect to each Fund has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Corporation at any time after the initial term without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation (see "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Fund on 60 days' written notice to Federated Services Company. The agreement is terminable by the Administrator on 90 days' written notice to the Corporation. The Administration Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement. See "Additional Information."

As Administrator of the Funds, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator receives a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent (as defined below) and the Administrator.

From the Funds' commencement of operations through February 28, 1998, the Funds incurred costs for administrative services as follows:

                                                  COMMENCEMENT
FUNDS                                             OF OPERATIONS
                                                ADMINISTRATIVE FEE
Top 50 World                 10/2/97               $    5
Top 50 Europe                10/2/97                    4
Top 50 Asia                 10/14/97                    3
Top 50 US                    10/2/97                  164
European Mid-Cap Fund       10/17/97                   3
German Equity Fund          10/17/97                    3
Japanese Equity Fund        10/20/97                    2
Global Bond Fund            10/15/97                    3
European Bond Fund          10/17/97                    3

                                OPERATIONS AGENT

Under an operations agency agreement with the Portfolio Trust ("Operations Agency Agreement"), Federated Services Company serves as operations agent to the Portfolios ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolios, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust;
(v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.

The Operations Agency Agreement between the Portfolio Trust and Federated Services Company (dated July 28, 1997) with respect to each Portfolio has an initial term of three years. Thereafter, the Operations Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Operations Agency Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable by Federated Services Company on 90 days' written notice to the Portfolio Trust. The Operations Agency Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios receives a minimum fee of $60,000 per Portfolio annually, except that during the first two years of the agreement minimum aggregate fees for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, will be paid to the Operations Agent and the Administrator.

From the Portfolios' commencement of operations through February 28, 1998, the Portfolios incurred Operations Agency fees as follows:

       COMMENCEMENT                             OPERATIONS
PORTFOLIO                                      OF OPERATIONS    AGENT FEE
Top 50 World Portfolio       10/2/97             $30,207
Top 50 Europe Portfolio      10/2/97              30,317
Top 50 Asia Portfolio       10/14/97              26,888
Top 50 US Portfolio          10/2/97              30,329
Provesta Portfolio          10/17/97             27,544
Investa Portfolio           10/17/97              27,540
Japanese Equity Portfolio   10/20/97              27,370
Global Bond Portfolio       10/15/97              27,888
European Bond Portfolio     10/17/97              27,526


                              ADMINISTRATIVE AGENT

Under an administration agreement with the Portfolio Trust ("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolios ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolios, IBT (Cayman) (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budget; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns and (ix) maintains an investor register.

The Administration Agreement between the Portfolio Trust and IBT (Cayman) (dated July 28, 1997) with respect to each Portfolio has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Administration Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which may be paid monthly, at the annual rate of $5,000.

From the Portfolios' commencement of operations through February 28, 1998, the Portfolios incurred Administrative Agency fees as follows:

       COMMENCEMENT                            ADMINISTRATIVE
PORTFOLIO                                       OF OPERATIONS   AGENT FEE
Top 50 World Portfolio       10/2/97              $16,438
Top 50 Europe Portfolio      10/2/97               16,438
Top 50 Asia Portfolio       10/14/97               15,123
Top 50 US Portfolio          10/2/97               16,438
Provesta Portfolio          10/17/97              14,795
Investa Portfolio           10/17/97               14,795
Japanese Equity Portfolio   10/20/97               14,685
Global Bond Portfolio       10/15/97               15,014
European Bond Portfolio     10/17/97               14,795

                                   DISTRIBUTOR

The distribution agreement (the "Distribution Agreement") (dated July 28, 1997) between the Corporation and Edgewood Services, Inc. (the "Distributor") remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Fund, or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to such Distribution Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to each Fund by the Corporation's Directors or shareholders of a Fund on 60 days' written notice to Edgewood. The Agreement is terminable by the Distributor on 90 days' written notice to the Corporation.

   The Distributor is not obligated to sell any specific number of shares. Under a plan adopted in accordance with Rule 12b-1 of the 1940 Act on July 28, 1997 (and amended on July 13, 1998), Class B Shares and Class C Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares, Class B Shares and Class C Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares of the Fund subject to the Distribution Plan. A report of the amounts expended pursuant to the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors of the Corporation for review at least quarterly.

From the Funds' commencement of operations through February 28, 1998, the Funds incurred service fees as follows:

       COMMENCEMENT
FUNDS  OF OPERATIONS                         SERVICE FEE
Top 50 World                 10/2/97           $ 20
Top 50 Europe                10/2/97             13
Top 50 Asia                 10/14/97             11
Top 50 US                    10/2/97            630
European Mid-Cap Fund       10/17/97            12
German Equity Fund          10/17/97             13
Japanese Equity Fund        10/20/97              9
Global Bond Fund            10/15/97             11
European Bond Fund          10/17/97             11
   The Distribution Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Directors of the Corporation, and by the Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreement and are not "interested persons" (as defined in the 1940 Act) of the Corporation ("Qualifying Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the Distribution Plan is in effect, the selection and nomination of the Directors of the Corporation have been committed to the discretion of the Qualifying Directors. The Distribution Plan has been approved, and is subject to annual approval, by the Directors of the Corporation and the Qualifying Directors, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Qualifying Directors voted to approve the Distribution Plan at meetings held on July 28, 1997 and July 13, 1998. The Distribution Plan is separately terminable with respect to the Class B Shares or Class C Shares of a Fund at any time by a vote of a majority of the Qualifying Directors or by vote of the holders of a majority of the respective Class B Shares or Class C Shares of that Fund.


                 TRANSFER AGENT, CUSTODIAN, AND FUND ACCOUNTANT

Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund. As Transfer Agent and Dividend Disbursing Agent, Federated Shareholder Services Company is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets. Pursuant to the Custodian Contract with the Portfolio Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolios including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.


                             INDEPENDENT ACCOUNTANTS

The independent accountants of the Corporation are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036. The independent accountants of the Portfolio Trust are Price Waterhouse LLP, Kaya W.F.G. (Jombi), Mensing #18, P.O. Box 46, Curacao, Netherlands Antilles. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for each Fund or Portfolio, as the case may be.


                               PURCHASE OF SHARES

Except under certain circumstances described in a Fund's Prospectus, Shares are sold at their net asset value (plus a sales charge on Class A Shares only) on days the New York Stock Exchange is open for business. The procedure for purchasing shares is explained in each Prospectus under "Purchase of Shares."

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Shareholder orders will be priced at a Fund's net asset value next computed after they have been accepted by an authorized broker or the broker's authorized designee.

CONVERSION TO FEDERAL FUNDS
It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

   PURCHASING SHARES WITH SECURITIES
Each Fund may accept securities in exchange for its shares. Each Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and its adviser(s) that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund and must have a readily ascertainable market value. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment in the Fund.

Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend on the net asset value of Fund Shares on the day the securities are valued. One Share of the Fund will be issued for the equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund Shares, a gain or loss may be realized by the investor.


                              REDEMPTION OF SHARES

Each Fund redeems Shares at the next computed net asset value, less any applicable contingent deferred sales charge, after a Fund receives the redemption request. Redemption procedures are explained in each Fund's Prospectus under "Redemption of Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

   Class B Shares redeemed within six years of purchase and applicable Class A Shares and Class C Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the Distributor to the financial institution for services rendered, and the length of time the investor remains a shareholder in a Fund. Should Financial Intermediaries elect to receive an amount less than the fee that is stated in a Fund's Prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

Since portfolio securities of each Portfolio may be traded on foreign exchanges which trade on Saturdays or on holidays on which a Fund will not make redemptions, the net asset value of each class of Shares of a Fund may be significantly affected on days when shareholders do not have an opportunity to redeem their Shares.

REDEMPTION IN KIND
Although the Corporation intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Fund's portfolio. In such a case, the portfolio instruments to be distributed as redemption proceeds would be valued in the same way as the Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Directors of the Corporation and Trustees of the Portfolio deem fair and equitable. To the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE
The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the contingent deferred sales charge may not exceed 12% annually with reference initially to the value of the Class B shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Amounts that exceed the 12% annual limit for redemption, as described, will be subject to the contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the 12 month holding requirement for any new Class B shares received through an exchange will include the period for which the exchanged Class B shares were held. However, for purposes of meeting the $10,000 minimum account value requirement, Class B share account values will not be aggregated.


                               EXCHANGE OF SHARES

An investor may exchange shares from any series of the Deutsche Funds, Inc. (a "Deutsche Fund") into any other Deutsche Fund, as described under "Exchange of Shares" in each Fund's Prospectus. For complete information, the prospectus as it relates to each Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of a Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Corporation reserves the right to discontinue, alter or limit the exchange privilege at any time.


                                 NET ASSET VALUE

Each Fund computes its net asset value once daily on Monday through Friday as described under "Net Asset Value" in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, each Fund and its corresponding Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

The net asset value of a Fund is equal to the value of such Fund's investment in its corresponding Portfolio (which is equal to that Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities.

FIXED INCOME SECURITIES
The fixed income portion of the Portfolios and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolio Trust. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

OTHER SECURITIES
The value of investments listed on a U.S. securities exchange, other than options on stock indexes, is based on the last sale prices on the New York Stock Exchange at 4:00 p.m. (U.S. Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Adviser to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Adviser determines the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

Options on stock indexes traded on U.S. national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. (U.S. Eastern time). Stock index futures and related options, which are traded on U.S. futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 p.m. (U.S. Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolio Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

From time to time, a Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for a Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also "Management of the Corporation and the Portfolio Trust - Performance Information" in the Prospectus.

TOTAL RETURN QUOTATIONS
As required by regulations of the SEC, the annualized total return of a Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by a Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

Average annual total return for each class of Shares of the Funds is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of Shares redeemed.

Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

The Funds' total return based on offering price for Class A Shares for the period from commencement of operations through February 28, 1998 were:

       COMMENCEMENT
FUND   OF OPERATIONS                       TOTAL RETURN
Top 50 World                 10/2/97          7.76%
Top 50 Europe                10/2/97          7.12%
Top 50 Asia                 10/14/97         -6.48%
Top 50 US                    10/2/97         11.52%
European Mid-Cap Fund       10/17/97          5.52%
German Equity Fund          10/17/97         10.00%
Japanese Equity Fund        10/20/97        -13.20%
Global Bond Fund            10/15/97          1.84%
European Bond Fund          10/17/97          1.92%
   There is no similar performance information to report for Class B or Class C Shares through February 28, 1998 since there were no public sales.

YIELD
The yield for each class of Shares of the Funds is determined by dividing the net investment income per share (as defined by the SEC) earned by any class of Shares over a 30-day period by the maximum offering price per share of the respective class on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to the shareholders.

To the extent that Financial Intermediaries and broker-dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees.

   The yields for the Class A Shares of the Global Bond Fund and European Bond Fund for the thirty-day period ended February 28, 1998, were 4.03% and 3.78%, respectively. There is no similar performance information to report for Class B or Class C Shares through February 28, 1998 since there were no public sales.

GENERAL
The performance of each of the classes of Shares will vary from time to time depending upon market conditions, the composition of a Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising a Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

INFORMATION AND COMPARISONS RELATING TO THE FUNDS, SECONDARY MARKET TRADING,
NET ASSET SIZE, PERFORMANCE AND TAX TREATMENT
Information regarding various aspects of each Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

Information regarding the net asset size of a Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of a Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

Information may be provided to investors regarding capital gains distributions by the Funds, including historical information relating to such distributions. Comparisons between the Funds and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.

Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.

Information on the performance of a Fund on the basis of changes in net asset value per fund share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in a Fund's performance reporting. The performance of a Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt fund) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock Exchange Index (indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.

Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to a Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

Comparative performance information may be used from time to time in advertising each Fund's shares. The performance of the:

O EUROPEAN MID-CAP FUND MAY BE COMPARED TO THE DAX COMPOSITE INDEX ("CDAX"), FINANCIAL TIMES ("FT")/STANDARD & POOR'S MEDIUM-SMALL CAP EUROPE INDEX, DEUTSCHER AKTIEN INDEX ("DAX"), DSX MID-CAP, AND MORGAN STANLEY CAPITAL INDEX ("MSCI") - EUROPE INDEX; O GERMAN EQUITY FUND MAY BE COMPARED TO DAX, CDAX, MSCI-GERMANY INDEX, AND FT-EUROPE INDEX; O JAPANESE EQUITY FUND MAY BE COMPARED TO TOKYO PRICE INDEX ("TOPIX"), NIKKEI-225 INDEX, AND MSCI JAPAN INDEX; O GLOBAL BOND FUND MAY BE COMPARED TO JPM GLOBAL GOVERNMENT BOND INDEX, AND SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX; O EUROPEAN BOND FUND MAY BE COMPARED TO JPM EUROPEAN GOVERNMENT BOND INDEX, SALOMON BROTHERS EUROPEAN WORLD GOVERNMENT BOND INDEX, AND EFFAS GOVERNMENT BOND INDEX; O TOP 50 WORLD MAY BE COMPARED TO MSCI-WORLD INDEX; O TOP 50 EUROPE MAY BE COMPARED TO MSCI-EUROPE INDEX; O TOP 50 ASIA MAY BE COMPARED TO MSCI COMBINED FAR EAST INDEX AND MSCI COMBINED FAR EAST EX JAPAN INDEX; O TOP 50 US MAY BE COMPARED TO STANDARD & POOR'S 500 INDEX. Each index is an unmanaged index of common security prices, converted into U.S. dollars where appropriate. Any index selected by a Fund for information purposes may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid, brokerage and other fees.

Information comparing the portfolio holdings relating to a particular Fund, with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.

Information may be provided by a Fund on the total return for various composites of the different Funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for the individual Fund, including correlations, standard deviation, and tracking error analysis.

Past results may not be indicative of future performance. The investment return and net asset value of shares of each Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

ECONOMIC AND MARKET INFORMATION
Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. For example, such advertisements and/or sales literature may include statements such as the following, setting forth the Manager's views on certain trends and/or opportunities: European companies are among the world's strongest, from which an investor could derive potential benefits by investing in high-quality European companies with strong balance sheets; Europe's stock markets are growing quickly because Europeans are turning to equities, seeking higher long-term return potential, which creates opportunities for non-European investors; the advent of the European Monetary Union, and the resultant single currency is expected to spur dramatic change by galvanizing Europe into a single, globally competitive economy; and European companies are working to improve shareholder value through restructuring aimed at operating more efficiently and meeting performance targets. Such discussions may also take the form of commentary on these developments by Fund or Portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.


                             PORTFOLIO TRANSACTIONS

The Portfolio Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for a Portfolio are made by its portfolio manager who is an employee of the Adviser.
The portfolio manager may serve other clients of the Adviser in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolios and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Portfolio's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser seeks for each Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Portfolio, subject to any applicable laws, rules and regulations.

The investment advisory fee that each Portfolio pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolios and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

PORTFOLIO TURNOVER
For the period from October 9, 1997 (date of initial public investment) to February 28, 1998, the portfolio turnover rate of the Top 50 US Portfolio was 18.33%. The portfolio turnover rate is representative of only 5 months of activity.

For the period from December 18, 1997 (date of initial public investment) to February 28, 1998, the portfolio turnover rate of the Top 50 World Portfolio, Top 50 Europe Portfolio, and Provesta Portfolio was 61.92%, 21.84%, and 23.20%, respectively. The portfolio turnover rates are representative of only 10 weeks of activity.

For the period from January 8, 1998 (date of initial public investment) to February 28, 1998, the portfolio turnover rate of the Top 50 Asia Portfolio was 8.72%. The portfolio turnover rate is representative of only 7 weeks of activity.

For the period from January 22, 1998 (date of initial public investment) to February 28, 1998, the portfolio turnover rate of the Investa Portfolio, and European Bond Portfolio was 16.66%, and 28.84%, respectively. The portfolio turnover rates are representative of only 5 weeks of activity.

For the period from February 12, 1998 (date of initial public investment) to February 28, 1998, the portfolio turnover rate of the Japanese Equity Portfolio, and Global Bond Portfolio was 41.15%, and 22.25%, respectively. The portfolio turnover rates are representative of only 2 weeks of activity.


                                      TAXES

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Distributions" and "Taxes."

UNITED STATES TAXATION
GENERAL
  Each Fund intends to qualify and intends to remain qualified as a regulated investment company (a "RIC") under Subchapter M of the Code. As a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs). As a RIC, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed. Investors should consult their tax adviser for further details.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 so long as the dividend is actually paid by the Fund during January of the following calendar year.

  If a Portfolio purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirement set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund. Under the Taxpayer Relief Act of 1997, the Fund may elect to mark-to-market the shares annually, in which case the interest charge described in the first sentence above would not apply.

  Gains or losses attributable to disposition of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses, if any, on the disposition of debt securities held by a Portfolio and denominated in foreign currency are also treated as ordinary income or loss to the extent such gains or losses are attributable to fluctuations in exchange rates between the acquisition and disposition dates. These gains and losses increase or decrease the amount of the Fund's net investment income available for distribution rather than its net capital gains.

  Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by a Portfolio on forward currency contracts, options and futures contracts or on the underlying securities. "Straddles" may also result in the loss of the holding period of underlying securities for purposes of the 30% gross income test described above, and therefore, a Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

  Dividends paid from net investment income will generally be taxable to a shareholder as ordinary income. Regardless of the length of time a shareholder has held his shares, distributions designated as being from a Fund's net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxable as such. Distributions in excess of a Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of the shareholder's basis in his shares and as a capital gain thereafter.

FOREIGN TAXES
  As set forth in the Prospectus under "Taxation," the Funds are expected to be subject to foreign withholding and other taxes with respect to income received from sources within certain foreign countries. Each Fund (except the Top 50
  US) that is liable for foreign income taxes, including such withholding taxes, expects to meet the requirements of the Code for "passing through" to its shareholders the foreign taxes paid, but there can be no assurance that it will be able to do so. Under the Code, if more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, its corresponding Fund may elect to treat the proportionate share of foreign income taxes paid by the Fund as paid directly by the Fund's shareholders. If the Fund elects to pass through foreign taxes to the shareholders, no deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions and no deduction is available in computing an individual shareholder's alternative minimum tax liability. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source net investment income will be treated as foreign source income. A Portfolio's gains and losses from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Portfolio that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of his proportionate share of the foreign income taxes paid by a Portfolio.

  Additionally, Congress has passed legislation under which the foreign tax credit for taxes withheld with respect to dividends received by a Portfolio would be disallowed if the Portfolio has not held the shares of the foreign corporation for a 16-day period (or 46-day period in the case of preferred shares) overlapping the dividend payment date and during which the Portfolio is not protected from risk of loss. If the Fund elects to pass through foreign taxes to the shareholders, the proposed legislation would also deny such credit where the shareholder of the Fund does not satisfy the above holding requirement with respect to its shares in the Fund. There can be no assurances as to whether such legislation will be enacted into law, and, if so, what its effective date might be.

  The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

STATE AND LOCAL TAXES
  Each Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. For example, a portion of the dividends received by shareholders may be subject to state income tax. Shareholders should consult their own tax advisors with respect to any state or local taxes.

FOREIGN SHAREHOLDERS
  Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

  In the case of a foreign shareholder who is a nonresident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold U.S. federal income tax at the rate of 31% unless IRS Form W-8 is provided. See "Taxation" in the Prospectus. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

REPORTS TO SHAREHOLDERS
  The Fund will make annual reports of the federal income tax status of distributions to owners of shares. Such reports will set forth the dollar amounts of dividends from net investment income and long-term capital gains and, if the Fund elects to pass through foreign taxes, the shareholder's portion of the foreign income taxes paid to each country and the portion of the dividends that represents income derived from sources within each country.

  The foregoing discussion is based on U.S. federal tax laws in effect on the date hereof. These laws are subject to change by legislative or administrative action, possibly with retroactive effect.

  The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Prospective investors in shares of a Fund should consult their own tax advisers as to the tax consequences of investing in such shares, including the consequences under state, local and other tax laws.


                              DESCRIPTION OF SHARES

   The Corporation is an open-end management investment company organized as a Maryland corporation on May 22, 1997. The Articles of Incorporation currently permit the Corporation to issue 12,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund. The Corporation currently consists of eleven such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights (except the automatic conversion of Class B Shares into Class A Shares as discussed in the Prospectus under "Purchase of Shares"). Shares, when issued, are fully paid and non-assessable.

Stock certificates are not issued by the Corporation except upon written request. No certificates will be issued for fractional shares.

The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Interests in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in a Portfolio.


                             ADDITIONAL INFORMATION

As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange or foreign stock exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Telephone calls to any Fund, the Transfer Agent, the Distributor, or Financial Intermediaries with respect to shareholder servicing may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Corporation's Registration Statement filed with the SEC under the 1933 Act and the Corporation's and the Portfolio Trust's Registration Statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.




                                   APPENDIX A

FUNDS AND CORRESPONDING PORTFOLIOS
The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in the corresponding non-diversified, open-end management investment company (each, a "Portfolio" and collectively the "Portfolios") listed below:

TOP 50 WORLD--Top 50 World Portfolio (US Dollar), ("Top 50 World Portfolio")

TOP 50 EUROPE--Top 50 Europe Portfolio (US Dollar), ("Top 50 Europe Portfolio")

TOP 50 ASIA--Top 50 Asia Portfolio (US Dollar), ("Top 50 Asia Portfolio")

TOP 50 US--Top 50 US Portfolio (US Dollar), ("Top 50 US Portfolio"), (collectively, the "Top 50 Funds"), (collectively, the "Top 50 Portfolios")

EUROPEAN MID-CAP FUND--Provesta Portfolio (US Dollar), ("Provesta Portfolio")

GERMAN EQUITY FUND--Investa Portfolio (US Dollar), ("Investa Portfolio")

JAPANESE EQUITY FUND--Japanese Equity Portfolio (US Dollar), ("Japanese Equity Portfolio"), (collectively with the Top 50 Funds, the "Equity Funds"), (collectively with the Top 50 Portfolios, the "Equity Portfolios")

GLOBAL BOND FUND--Global Bond Portfolio (US Dollar), ("Global Bond Portfolio")

     EUROPEAN BOND FUND--European Bond Portfolio (US Dollar), ("European Bond Portfolio"), (collectively, the Bond Funds), (collectively, the Bond Portfolios)


                   APPENDIX B--DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS
AAA--Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

MOODY'S CORPORATE AND MUNICIPAL BONDS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Deutsche Funds, Inc.
Statement of Assets & Liabilities
September 17, 1997
                                           DeutscheDeutscheDeutscheDeutscheDeutscheDeutsche
                    DeutscheDeutscheDeutscheDeutscheEuropeanGermanJapaneseGlobalEuropean
                     Top 50  Top 50  Top 50 Top 50  Mid-CapEquity Equity  Bond    Bond
                      World  Europe   Asia    US     Fund   Fund   Fund   Fund    Fund
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investment in corresponding
  Deutsche Portfolio$11,112$11,111 $11,111$11,111 $11,111 $11,111$11,111$11,111$11,111
 Deferred organization
  expenses (Note 1) 10,043  10,043  10,043 10,043  10,043  10,043 10,04310,043  10,043
---------------------------------------------------------------------------------------------------------
   Total Assets     21,155  21,154  21,154 21,154  21,154  21,154 21,15421,154  21,154
---------------------------------------------------------------------------------------------------------

LIABILITIES
 Organization expenses
  payable           10,043  10,043  10,043 10,043  10,043  10,043 10,04310,043  10,043
---------------------------------------------------------------------------------------------------------

   Total Liabilities10,043  10,043  10,043 10,043  10,043  10,043 10,04310,043  10,043
---------------------------------------------------------------------------------------------------------
   Net Assets      $11,112 $11,111 $11,111$11,111 $11,111 $11,111$11,111$11,111$11,111
=========================================================================================================


Shares outstanding
 ($.001 par value)  888.96  888.88  888.88 888.88  888.88  888.88 888.88888.88  888.88
=========================================================================================================

Net Asset Value per share$  12.50$  12.50$  12.50$  12.50$  12.50$  12.50$  12.50$  12.50 $  12.50
=========================================================================================================

COMPOSITION OF NET ASSETS
 Capital stock  $        1$        1$        1$        1$        1$        1$        1    $        1  $        1
 Paid in capital    11,111  11,110  11,110 11,110  11,110  11,110 11,11011,110  11,110
---------------------------------------------------------------------------------------------------------
   Net Assets,
    September 17, 1997$11,112$11,111$11,111$11,111$11,111 $11,111$11,111$11,111$11,111
=========================================================================================================



                        SEE NOTES TO FINANCIAL STATEMENT.

                              DEUTSCHE FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENT
                               SEPTEMBER 17, 1997


Note 1--General

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (each a "Fund" and collectively the "Funds"). The accompanying financial statement and notes relate to nine of these Funds which are: Deutsche Top 50 World; Deutsche Top 50 Europe; Deutsche Top 50 Asia, Deutsche Top 50 US; Deutsche European Mid-Cap Fund; Deutsche German Equity Fund and Deutsche Japanese Equity Fund (collectively, the "Equity Funds"); and Deutsche Global Bond Fund and Deutsche European Bond Fund (collectively, the "Bond Funds").

Each of the Funds will seek to achieve their respective investment objective by investing substantially all of their assets in the corresponding portfolio of Deutsche Portfolios (the "Portfolio Trust") having substantially the same investment objective of each of the respective Funds. The Portfolio Trust is an open-end management investment company and comprises ten portfolios (each a "Portfolio").

The Company has not retained the services of an investment adviser since the Funds will seek to achieve their investment objective by investing all of their investable assets in their corresponding Portfolio of the Portfolio Trust. Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company intends to serve as Administrator to the Funds and Federated Shareholder Services Company intends to serve as transfer agent and dividend disbursing agent to the Funds. Edgewood Services, Inc. ("Edgewood") intends to serve as distributor to the Funds (the "Distributor").

Each Fund will absorb daily a pro-rata portion of its corresponding Portfolio's income and expenses, including fees paid to DFM and the amortization of organization expenses. Additionally, each Fund offers two classes of shares to investors, Class A and Class B. Both Class A shares and Class B shares are subject to a Service Plan and Class B shares are also subject to a Distribution Plan. Each Class will bear its respective portion of the expenses under the Service and Distribution Plan.

The Company has had no operations through September 17, 1997, other than those relating to organizational matters and the sale of 888.88 Class A shares for $11,111 by each Fund, except for Deutsche Top 50 World which sold 888.96 Class A shares for $11,112, to Edgewood. Organization expenses incurred in connection with the organization and initial registration of the Company will be paid initially by DFM and reimbursed by the Funds. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Funds. The amount paid by each Fund on any redemption by Edgewood (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization expenses of the Funds.

Note 2--Commitments and Related Agreements

The Company intends to retain the services of Federated Services Company as Administrator. Under the Administration Agreement, Federated Services Company will assist in the operations of the Funds subject to the direction and control of the Board of Directors of the Company. For its services, Federated Services Company will receive a fee from each Fund, which is computed daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually after the second full year of the Company's operations.

The Company intends to enter into a distribution agreement with Edgewood. Edgewood will serve as principal distributor for shares of each Fund. The Company intends to adopt a Service and Distribution Plan in accordance with Rule 12b-1 of the 1940 Act whereby Class B shares are subject to the Distribution Plan and Class A shares and Class B shares are subject to the Service Plan. Under the Distribution Plan, Class B shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B shares to finance any activity which is principally intended to result in the sale of Class B shares of the Fund. Under the Service Plan, each Fund will pay to DFM, for the provision of certain services to the holders of Class A shares and Class B shares, a fee computed at an annual rate of 0.25% of the average daily net assets of each such Class of shares.

Federated Shareholder Services Company will serve as the transfer agent and dividend disbursing agent for each Fund. Federated Services Company and Federated Shareholder Services Company are both affiliated with Edgewood Services Inc. IBT Fund Services (Canada) Inc. will provide fund accounting services to the Funds.

DFM has voluntarily agreed that it will reimburse each Fund through at least August 31, 1998, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio, but does not cover extraordinary expenses during the period) at not more than 1.60%, 2.35%, 1.30% and 2.05% of the average daily net assets of Class A shares of the Equity Funds, the Class B shares of the Equity Funds, the Class A shares of the Bond Funds and Class B shares of the Bond Funds, respectively, with the exception of Deutsche Top 50 US for which DFM has voluntarily agreed to maintain its expenses at 1.50% and 2.25% of average daily net assets for Class A and Class B shares, respectively.


                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholder and Board
of Directors of Deutsche Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Deutsche Top 50 World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top 50 US, Deutsche European Mid-Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global Bond Fund and Deutsche European Bond Fund (nine of eleven separate funds constituting Deutsche Funds, Inc., hereafter referred to as the "Funds") at September 17, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Funds' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
September 19, 1997


                               DEUTSCHE PORTFOLIOS
                        STATEMENT OF ASSETS & LIABILITIES
                               SEPTEMBER 17, 1997



                       Top 50 Top 50 Top 50  Top 50                JapaneseGlobalEuropean
                        World Europe  Asia     US   ProvestaInvesta Equity  Bond   Bond
                      PortfolioPortfolio    PortfolioPortfolioPortfolio   PortfolioPortfolio    Portfolio   Portfolio
                         (US    (US    (US     (US     (US    (US     (US    (US    (US
                       Dollar)Dollar)Dollar) Dollar) Dollar)Dollar) Dollar)Dollar)Dollar)
---------------------------------------------------------------------------------------------------------
ASSETS:
 Cash                $11,114$11,112$11,112 $11,112 $11,112 $11,112$11,112$11,112 $11,112
 Deferred organization
  expenses (Note 1)   52,957 52,957 52,957  52,957  52,957  52,957 52,957 52,957  52,957
---------------------------------------------------------------------------------------------------------
   Total Assets       64,071 64,069 64,069  64,069  64,069  64,069 64,069 64,069  64,069
---------------------------------------------------------------------------------------------------------

LIABILITIES
 Organization expenses payable52,95752,957  52,957  52,957  52,957 52,957 52,957  52,957  52,957
---------------------------------------------------------------------------------------------------------
   Total Liabilities  52,957 52,957 52,957  52,957  52,957  52,957 52,957 52,957  52,957
---------------------------------------------------------------------------------------------------------

   Net Assets        $11,114$11,112$11,112 $11,112 $11,112 $11,112$11,112$11,112 $11,112
=========================================================================================================



                        See Notes to Financial Statement.

                               DEUTSCHE PORTFOLIOS
                          NOTES TO FINANCIAL STATEMENT
                               SEPTEMBER 17, 1997


Note 1--General

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (each a "Portfolio" and collectively the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statement and notes relate to nine of these Portfolios which are Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar), Top 50 US Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar) and Japanese Equity Portfolio (US Dollar) (collectively, the "Equity Portfolios") and Global Bond Portfolio (US Dollar) and European Bond Portfolio (US Dollar) (collectively, the "Bond Portfolios").

     Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG, intends to serve as investment manager (the "Manager") to the Portfolio Trust. Investors Bank & Trust Company intends to serve as the custodian to the Portfolio Trust. IBT Fund Services (Canada) Inc. intends to serve as the fund accounting agent to the Portfolio Trust.

The Declaration of Trust of the Portfolios permits its Trustees to issue interests in the Portfolio Trust. The Portfolios have had no operations through September 17, 1997, other than those relating to organizational matters, including the issuance of the following initial interests ("Initial Interests") to Deutsche Funds, Inc. (the "Deutsche Funds") and Edgewood Services Inc., ("Edgewood"), distributor of the Deutsche Funds:



                           Initial Interest                   Initial Interest
Portfolio                  to Deutsche Fund           Amount     to Edgewood  Amount
Top 50 World
   Portfolio (US Dollar)  Deutsche Top 50 World      $11,112        Edgewood    $2
Top 50 Europe
   Portfolio (US Dollar)  Deutsche Top 50 Europe     $11,111        Edgewood    $1
Top 50 Asia
   Portfolio (US Dollar)  Deutsche Top 50 Asia       $11,111        Edgewood    $1
Top 50 US
   Portfolio (US Dollar)  Deutsche Top 50 US         $11,111        Edgewood    $1
Provesta
   Portfolio (US Dollar)  Deutsche European Mid-Cap Fund$11,111     Edgewood    $1
Investa
   Portfolio (US Dollar)  Deutsche German Equity Fund$11,111        Edgewood    $1
Japanese Equity
   Portfolio (US Dollar)  Deutsche Japanese Equity Fund$11,111      Edgewood    $1
Global Bond
   Portfolio (US Dollar)  Deutsche Global Bond Fund  $11,111        Edgewood    $1
European Bond
   Portfolio (US Dollar)  Deutsche European Bond Fund$11,111        Edgewood    $1




The investment objective of the Equity Portfolios is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the Bond Portfolios is to achieve steady, high income.

Organization expenses incurred in connection with the organization and initial registration of the Portfolio Trust will be paid initially by DFM and reimbursed by the Portfolios. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood of any of its Initial Interest in the Portfolio will be applied so as to reduce the amount of unamortized organization expenses. The amount paid by the Portfolio Trust on any withdrawal by the Deutsche Funds of all or part of its Initial Interest in the Portfolios will be reduced by a portion of any unamortized organization expenses of the Portfolios, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolios then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolios.

Note 2--Commitments and Related Agreements

The Portfolio Trust intends to retain the services of DFM as Manager. DFM retains overall responsibility for supervision of the investment management program for each Portfolio but has delegated the day-to-day management of the investment operations of each Portfolio to an Adviser. As compensation for the services rendered by DFM under the investment management agreement ("Management Agreement") with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year:

                  Top 50 World Portfolio (US Dollar) 1.00% Top 50 Europe Portfolio (US Dollar)1.00% Top 50 Asia Portfolio (US Dollar) 1.00% Top 50 US Portfolio (US Dollar) 0.85% Provesta Portfolio (US Dollar) 0.85% Investa Portfolio (US Dollar) 0.85% Japanese Equity Portfolio (US Dollar)0.85% Global Bond Portfolio (US Dollar) 0.75% European Bond Portfolio (US Dollar)0.75%

   DFM has retained the services of DWS International Portfolio Management GmbH ("DWS") as investment adviser of the Portfolios other than the Top 50 US Portfolio (US Dollar). Deutsche Bank Securities Investment Management, Inc. ("DBSIM") is the investment adviser of the Top 50 US Portfolio (US Dollar). The advisers are indirect subsidiaries of Deutsche Bank AG. As compensation for their services DWS and DBSIM receive a fee paid from DFM which is based on the
average daily net assets of the applicable Portfolio.     The Portfolio Trust
intends to retain Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company will receive a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year, subject to a minimum fee of $60,000 per Portfolio annually. Additionally, Federated Services Company will receive, in its capacity as Administrator and Transfer Agent of the Deutsche Funds and as Operating Agent of the Portfolios, a minimum aggregate fee from each Portfolio, its corresponding Fund and any other fund investing in each Portfolio, taken together, of $75,000 for the first year of each Portfolio's operations and $125,000 for the second year. Federated Services Company is affiliated with Edgewood.

The Portfolio Trust intends to enter into an administrative agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). As Administrative Agent of the Portfolios, IBT (Cayman) will receive a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of $5,000 per each Portfolio.


                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Initial Interest Holders and Board of Trustees of Deutsche Portfolios

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar), Top 50 US Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar), Japanese Equity Portfolio (US Dollar), Global Bond Portfolio (US Dollar) and European Bond Portfolio (US Dollar) (nine of ten separate portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolios") at September 17, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Portfolios' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

   /s/ Price Waterhouse LLP
Price Waterhouse LLP
Curacao, Netherlands Antilles
September 19, 1997

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.










PART C.    OTHER INFORMATION.

Item 24.    Financial Statements and Exhibits:

            (a)   Financial Statements (Filed in Part B)
            (b)   Exhibits:
                   (1) Copy of Articles of Amendment and Restatement of the Registrant; (3) (i) Copy of Articles of Amendment; (3)
                        (ii)Form of Articles Supplementary of Registrant;+
                   (2)  Copy of By-Laws of the Registrant; (1)
                   (3)  Not applicable;
                   (4) Copy of Specimen Certificate for shares of common stock of the Registrant; + (5) (i) Copy of Investment Advisory Agreement of the Registrant; (3)
                        (ii) Copy of Investment Management Agreement; (5)
                   (6)    (i)  Conformed copy of Distributor's Contract
                               including Exhibits A and B thereto; (6)
                          (ii) Form of Exhibit C to the Distributor's
                               Contract; +
                         (iii) Conformed copy of Mutual Funds Sales and Service
                               Agreement; (6)
                   (7)  Not applicable;
                   (8) (i) Conformed Copy of Custodian Agreement between Investors Bank and Trust and the Registrant; (6) (ii) Custodian Agreement between Deutsche Portfolios and Investors Bank and Trust Company; (3)
                   (9)..(a) (i) Conformed copy of Master Agreement for
                        Administration Services between Federated
                        Services Company and the Registrant;+
                        (a) (ii) Administration Agreement between Deutsche Portfolios and IBT Trust Company (Cayman) Ltd.; (3) (b)
                        (i) Conformed copy of Fund Accounting Agreement between IBT Fund Services (Canada) Inc. and the Registrant; (6)
                        (b) (ii) Copy of Fund Accounting Agreement between Deutsche Portfolios and IBT Funds Services (Canada) Inc.; (3) (c) Conformed copy of Services Agreement; (6)
                        (d) Form of Amendment #1 to Exhibit 1 of the Services Agreement;+
                  (10) Copy of Opinion and Consent of Counsel as to legality of shares being registered; (5)
--------------------------------------------
+All exhibits have been filed electronically

1. Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on May 23, 1997. (File Nos. 333-7008 and 811-8227)

3. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 4 on Form N-1A filed on August 1, 1997. (File Nos. 333-7008 and 811-8227)

4. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 5 on Form N-1A filed on September 19, 1997. (File Nos. 333-7008 and 811-8227)

5. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 6 on Form N-1A filed on September 23, 1997. (File Nos. 333-7008 and 811-8227)

6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed on April 13, 1998. (File Nos. 333-7008 and 811-8227)

               (11) (a) Independent auditors' consent (Deutsche US Money Market
                        Fund and Deutsche Institutional US Money Market Fund);
                        (6)

                  (b) Independent auditors' consent (Deutsche US Money
                      Market Portfolio and Deutsche Institutional US Money Market Portfolio); (6)

               (c) Conformed copy of consent of Independent Auditors (Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, Top 50 US Portfolio, Provesta Portfolio, Investa Portfolio, Japanese Equity Portfolio, Global Bond Portfolio, and European Bond Portfolio);+

               (d) Conformed copy of consent of Independent Auditors (Deutsche Top 50 World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top 50 US, Deutsche European Mid-Cap Fund, Deutsche German Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global Bond Fund and Deutsche European Bond Fund); + (12) Not applicable; (13) Copy of Investment representation letters from initial shareholders; (5) (14) Not applicable;
                    (15) (i) Conformed copy of Distribution and Services Plan;
                    (6) (ii) Form of Exhibit C to the Distribution and Service Plan; +

               (16) (a) Schedule for Computation of Fund Performance Data -
                    Total Return (Deutsche Top 50 World Fund, Deutsche Top 50 Europe Fund; Deutsche Top 50 Asia Fund; Deutsche Top 50 US Fund; Deutsche European Mid-Cap Fund; Deutsche German Equity Fund; Deutsche Japanese Equity Fund; Deutsche Global Bond Fund; and Deutsche European Bond Fund); (6) (b) Schedule for Computation of Fund Performance Data - Yield (Deutsche Global Bond Fund, Deutsche European Bond Fund); (6) (17) Copy of Financial Data Schedules; (6) (18) Copy of Amended and Restated Multiple Class Plan including form of Exhibit A thereto; + (19) Conformed copy of Power of Attorney; (5) --------------------------------------------- +All exhibits have been filed electronically

1. Response is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on May 23, 1997. (File Nos. 333-7008 and 811-8227)

2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed on August 1, 1997. (File Nos. 333-7008 and 811-8227)

5. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 6 on Form N-1A filed on September 23, 1997. (File Nos. 333-7008 and 811-8227)

6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed on April 13, 1998. (File Nos. 333-7008 and 811-8227)

Item 25.    Persons Controlled by or Under Common Control with Registrant

            None

Item 26.    Number of Holders of Securities:

                                                Number of Record Holders
            Title of Class                      as of June 22, 1998

            Shares of Common Stock/Class A Shares
            ($0.001 per Share par value)

            Deutsche European Mid-Cap Fund                         43
            Deutsche German Equity Fund                            28
            Deutsche Japanese Equity Fund                          14
            Deutsche Global Bond Fund                              19
            Deutsche European Bond Fund                            10
            Deutsche Top 50 World                                  54
            Deutsche Top 50 Europe                                 29
            Deutsche Top 50 Asia                                   22
            Deutsche Top 50 US                                     68
            Deutsche US Money Market Fund                          54


            Shares of Common Stock/Class B Shares
            ($0.001 per Share par value)

            Deutsche European Mid-Cap Fund                         12
            Deutsche German Equity Fund                            10
            Deutsche Japanese Equity Fund                          5
            Deutsche Global Bond Fund                              5
            Deutsche European Bond Fund                            5
            Deutsche Top 50 World                                  6
            Deutsche Top 50 Europe                                 7
            Deutsche Top 50 Asia                                   7
            Deutsche Top 50 US                                     9
            Deutsche US Money Market Fund                          5

            Shares of Common Stock/Class Y Shares
            ($0.001 per Share par value)

            Deutsche Institutional US Money Market Fund            34

            Shares of Common Stock/Class C Shares
            ($0.001 per Share par value)

            Deutsche European Mid-Cap Fund      Not yet effective
            Deutsche German Equity Fund         Not yet effective
            Deutsche European Bond Fund         Not yet effective
            Deutsche Top 50 Europe              Not yet effective
            Deutsche Top 50 US                  Not yet effective

Item 27.    Indemnification:

Reference is made to Article EIGHTH of Registrant's Articles of Amendment and Restatement.

Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as  indemnification  for liability arising under the Securities
Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.    Business and Other Connections of Investment Adviser:

Deutsche Fund Management, Inc. ("DFM"), DWS International Portfolio Management GmbH ("DWS-IPM") and Deutsche Morgan Grenfell Investment Management Inc.("DMGIM") are each indirect subsidiaries of Deutsche Bank AG.

Deutsche Fonds Holding GmbH ("DFH"), a holding company organized under German law, 93% owned by Deutsche Bank AG; sole shareholder of DFM (since 1/97); sole shareholder of DWS-IPM (since 5/97).

Deutsche Bank AG, a publicly-held global financial institution, trading on the Frankfurt Stock Exchange); sole shareholder of DFH (since 9/94).

Deutsche Bank North America Holding Corp. ("DBNAH"), a holding company organized under US law, 100% owned by Deutsche Bank AG; sole shareholder of Deutsche Bank U.S. Financial Markets Holding Corporation.
Deutsche Bank U.S. Financial Markets Holding Corporation, a holding company organized under US law, 100% owned by DBNAH; sole shareholder of DMGIM.

Brian A. Lee, President and Managing Director of DFM (since 1/97); President and Chief Operating Officer of Deutsche Bank Trust Company ("DBTC")(prior to 1997).

Christian Strenger, Chairman of the Board of Directors of DFM (since 1/97); Managing Director/Spokesman of DFH (since 9/94); Managing Director/Spokesman of DWS-IPM (since 5/97); Managing Director/Spokesman of DWS Deutsche
Gesellschaftfuer Wertpapiersparen mbH ("DWS-DGW)(since 8/91).

Udo Behrenwaldt, Director of DFM (since (5/97); Managing Director of DFH (since 9/94); Manager Director of DWS-IPM (since 5/97); Executive Director of DB Investment Management, S.A. (since 7/87); Managing Director of DWS-DGW (since 11/75).

Holger Naumann, Director of DFM (since 1/97); Head of Participations at DWS-DGW(since 12/95); Group Strategy Department at Deutsche Bank AG (prior to 12/95).

Bernd-Albrecht von Maltzan, Director of DFM (since 5/97); Divisional Board Member of Deutsche Bank AG (since 7/96); Managing Director of Deutsche Morgan Grenfell in Frankfurt and London (prior to 7/96).

Michael C. Lowengrub, Treasurer of DFM (since 1/97); Treasurer of DBTC (since 4/95); Director and Comptroller - Private Banking at Deutsche Bank AG-New York Branch (since 10/92).

Thomas A. Curtis, Secretary of DFM (since 1/97); Secretary of CB Management Corp. (since 2/96); Director and Counsel of Deutsche Bank AG-New York Branch(since 7/95).

Axel-Guenther Benkner, Managing Director of DWS-IPM (since 5/97); Managing Director of DFH (since 9/94); Managing Director of Deutsche
Vermoegensbildungsgesellschaft mbH (since 12/90); Managing Director of DWS-DGW (since 2/91).

Heinz-Wilheim Fesser, Senior Portfolio Manager of DWS-IPM (since 5/97); Fixed Income-Global at DWS-DGW (since 12/??).

Klaus Kaldmorgen, Senior Portfolio Manager of DWS-IPM (since 5/97); Equities-Global at DWS-DGW (since 12/??).

Klaus Martini, Senior Portfolio Manager of DWS-IPM (since 6/97); Head of Equities - Europe at DWS-DGW (since 7/84).

Elisabeth Weisenhorn, Senior Portfolio Manager of DWS-IPM (since 6/97); Head of Equities - Germany at DWS-DGW (since 11/85).

Reinhold Volk, Chief Financial Officer of DWS-IPM (since 6/97); Head of Controlling at DWS-DGW (since 10/86).

Mathias Geuckler, Chief Compliance Officer of DWS-IPM (since 6/97), Chief Compliance Officer of DWS-DGW (since 11/92).

Gerhard Seifried, Chief Operations Officer of DWS-IPM (since 6/97); Head of Fund Administration at DWS-DGW (since 10/85).

Guy Richard Stamberger, President, Chief Executive Officer and Director of DMGIM(since 10/94); Director of DBTC (since 4/95); Managing Director of Deutsche Bank Securities Corporation (prior to 10/94).

David Alan Zornitsky, Secretary and Treasurer of DMGIM (since 10/94); Assistant Vice President at Deutsche Bank Securities Corporation (prior to 10/94).

Item 29.    Principal Underwriters:

            (a) Edgewood Services, Inc. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: BT Advisor Funds, BT Institutional Funds, BT Investment Funds, BT Pyramid Mutual Funds, Deutsche Portfolios, Deutsche Funds, Inc., Excelsior Funds, Excelsior Funds, Inc., (formerly, UST Master Funds, Inc.), Excelsior Institutional Trust, Excelsior Tax-Exempt Funds, Inc. (formerly, UST Master Tax-Exempt Funds, Inc.), FTI Funds, FundManager Portfolios, Great Plains Funds, Marketvest Funds, Marketvest Funds, Inc., Old Westbury Funds, Inc., Robertsons Stephens Investment Trust, WesMark Funds and WCT Funds.

            (b)

         (1)                           (2)                        (3)
Name and Principal            Positions and Offices        Positions and Offices
 Business Address                With Distributor             With Registrant

Lawrence Caracciolo           Director, President,                --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Arthur L. Cherry              Director,                           --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

J. Christopher Donahue        Director,                           --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Ronald M. Petnuch             Vice President,                     --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Thomas P. Schmitt             Vice President,                     --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Thomas P. Sholes              Vice President,                     --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Ernest L. Linane              Assistant Vice President,           --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

S. Elliott Cohan              Secretary,                          --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Thomas J. Ward                Assistant Secretary,                --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Kenneth W. Pegher, Jr.        Treasurer,                          --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-5829




            (c) Not applicable.

Item 30.    Location of Accounts and Records:

            All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

            Deutsche Funds, Inc.                5800 Corporate Drive
                                                Pittsburgh, PA 15237-7010

            Edgewood Services,Inc.              P.O. Box 897
            (Distributor)                       Pittsburgh, PA 15230-0897

            Federated Shareholder Services
              Company                           P.O. Box 8609
            (Transfer Agent)                    Boston, MA 02266-8609

            Federated Services Company          Federated Investors Tower
            (Administrator)                     1001 Liberty Avenue
                                                Pittsburgh, PA 15222-3779

            Deutsche Fund Management, Inc.      31 West 2nd Street
            (Adviser)                           New York, NY  10019

            IBT Fund Services (Canada) Inc.     One First Place
            (Fund Accountant)                   King Street West, Suite 2800
                                                P.O. Box 231
                                                Toronto, Ontario M5X1C8

            Investors Bank & Trust Co.          200 Clarendon Street
            (Custodian)                         Boston, MA  02116

Item 31.    Management Services:  Not applicable.

Item 32.    Undertakings:

            Registrant hereby undertakes to comply with the provisions of
            Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

            Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Deutsche Funds, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 2nd day of July, 1998.

                              DEUTSCHE FUNDS, INC.

                  BY: /s/ Brian A. Lee
                  Brian A. Lee, President
                  July 2, 1998

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

    NAME                            TITLE                         DATE


    By: /s/ Brian A. Lee          Attorney In Fact          July 2, 1998
    Brian A. Lee                  For the Persons
                                  Listed Below

    NAME                            TITLE

(INSERT NAME)*                    Chairman and Trustee
                                  (Chief Executive Officer)

Brian A. Lee*                     President

David M. Taylor*                  Treasurer
                                  (Principal Financial and
                                  Accounting Officer)

Edward C. Schmults*               Director

Robert A. Wadsworth*              Director

Werner Walbroel*                  Director

G. Richard Stamberger*            Director

Christian Strenger*               Director

Joseph E. Cheung*                 Director


* By  /s/ Brian A. Lee
Brian A. Lee
as Attorney-in-Fact pursuant to a
Power of Attorney filed previously